SELIGMAN     [PHOTO OMITTED]
------------------------------------------------------
                                    SELIGMAN HENDERSON
                              GLOBAL FUND SERIES, INC.

                                    INTERNATIONAL FUND

                                      EMERGING MARKETS
                                           GROWTH FUND

                                         GLOBAL GROWTH
                                    OPPORTUNITIES FUND

                                        GLOBAL SMALLER
                                        COMPANIES FUND

                                GLOBAL TECHNOLOGY FUND

                                                           MID-YEAR REPORT
                                                            APRIL 30, 1998
                                                           ---------------

                                                               Investing
                                                           Around the World
                                                              for Capital
                                                             Appreciation

                                                                [LOGO]
                                                        J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[GRAPHIC OMITTED]

James, Jesse and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to managing investments prudently. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest, diversified, publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance mutual funds could have in building wealth for individual investors and launched its first open-end fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Market and Economic Overview ..............................................    2
Seligman Henderson International Fund:
  Investment Report .......................................................    3
  Performance and Portfolio Overview ......................................    5
  Portfolio of Investments ................................................    8
Seligman Henderson Emerging Markets Growth Fund:
  Investment Report .......................................................   14
  Performance and Portfolio Overview ......................................   16
  Portfolio of Investments ................................................   19
Seligman Henderson Global Growth Opportunities Fund:
  Investment Report .......................................................   24
  Performance and Portfolio Overview ......................................   26
  Portfolio of Investments ................................................   29
Seligman Henderson Global Smaller Companies Fund:
  Investment Report .......................................................   35
  Performance and Portfolio Overview ......................................   37
  Portfolio of Investments ................................................   40
Seligman Henderson Global Technology Fund:
  Investment Report .......................................................   55
  Performance and Portfolio Overview ......................................   57
  Portfolio of Investments ................................................   60
Statements of Assets and Liabilities ......................................   67
Statements of Operations ..................................................   68
Statements of Changes in Net Assets .......................................   69
Notes to Financial Statements .............................................   71
Financial Highlights ......................................................   78
Report of Independent Auditors ............................................   83
Board of Directors ........................................................   84
Executive Officers and For More Information ...............................   85
Glossary of Financial Terms ...............................................   86
Benchmarks ................................................................   87

TO THE SHAREHOLDERS

We are pleased to provide you with the April 30, 1998, Mid-Year Report for Seligman Henderson Global Fund Series, Inc., which includes the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund.

All of the Funds posted strong total returns for the six months ended April 30, 1998, with most outpacing their peers. Fund-specific information, including investment reports from the Portfolio Managers, begins on page 3.

In the past six months, the most important factor influencing the markets worldwide has been the economic crisis in the Pacific region. Thus far, events in the region have not impacted the global economy to the degree that was originally anticipated. Growth continues to be strong in the US, Europe, and in select emerging markets. Some industrialized nations have even derived unexpected benefits from the crisis in the form of less expensive imported goods. The US, in particular, has seen its financial markets surge ahead, supported by increased foreign capital inflows.

However, the economic slowdown in the Pacific region is not over and, more important, Japan has experienced no economic growth this year. Additionally, we believe the full impact of reduced Asian demand on the global economy has yet to be seen. The profits of certain multinational companies, particularly in the technology sector, have already begun to show the influence of the financial crisis in the Pacific region. Nonetheless, we are optimistic that the steps being taken by the governments in the Pacific region, specifically Japan, South Korea, and Indonesia, should restore their countries' financial health in the long run. Therefore, these economies and stock markets should return to growth in the longer term. A more detailed discussion of economic and market conditions in the past six months appears on page 2.

Thank you for your continued support of Seligman Henderson Global Fund Series. We look forward to serving your global investment needs in the many years to come.

By order of the Board of Directors,


/s/ William C.  Morris
William C.  Morris
Chairman


                          /s/ Brian T.  Zino
                          Brian T.  Zino
                          President

June 5, 1998

MARKET AND ECONOMIC OVERVIEW

OVERVIEW

During the six months ended April 30, 1998, the markets and economies of the East and the West continued to diverge in their performance, as has been the case for the last 12 months. The US and European stock markets again performed very well. In contrast, stock markets in the Pacific region were extremely weak. These relative performances were supported by very positive economic fundamentals in the West, and very poor fundamentals in the East.

UNITED STATES

In the US, the economy continued to grow quite strongly, while no signs of rising inflation appeared. Thus far, the primary effect of the crisis in the Pacific region has been a countering of inflationary pressures, with the reduced cost of imported goods offsetting the increase in wages caused by the tight labor market. In the stock market, the reduced growth in corporate profits during the first quarter of 1998 seems to have been ignored, and the market posted new highs time and time again.

UNITED KINGDOM

In the past six months, the UK's economy continued to experience the trend of strong consumer spending and weak manufacturing. In spite of this, bond yields declined and equity share buybacks increased, resulting in favorable liquidity and solid performance in the stock market.

CONTINENTAL EUROPE

As in other regions of the West, the economies in Continental Europe were quite strong. Inflation continued to be exceptionally subdued, and the rates of economic growth improved. Following a long period of tight fiscal policy, the Continental European economies now appear well positioned for the European Economic Monetary Union (EMU), slated to begin in 1999.

In the last six months, we saw exceptional performance from the "Euro-bubble" stock markets: Ireland, Italy, Spain, and Portugal. In these countries, short- and long-term interest rates declined and converged with the core Continental European countries of Germany and France. Retail interest also experienced a marked resurgence in the Euro-bubble markets, and led to substantial gains. Another positive factor was the continuing restructuring of businesses as managements focused on the forthcoming monetary union. Overall, we expect corporate profit growth in Continental Europe to be the best of the major regions.

JAPAN

The Japanese economy continued to falter despite a number of substantial fiscal packages. Further, consumers remained reluctant to spend and the latest far-reaching fiscal packages may not be sufficient, though they will undoubtedly boost the economy. Therefore, we believe it may be difficult to achieve a sustainable economic recovery. The stock market experienced a brief recovery at the beginning of 1998, but declined again by April 30.

PACIFIC REGION

In early 1998, there were some signs that the currency situation had stabilized in the Pacific region. However, in Indonesia and South Korea, considerable problems are unresolved and political tension is on the rise. The stock markets in the whole region showed signs of recovery, but returned once again to a downward trend. Overall, the economic situation in the Pacific region remains poor, and could remain so for some time.

EMERGING MARKETS

The performance of the emerging markets outside the Pacific region was mixed during the last six months. The stock markets in Brazil and Mexico recovered strongly, bolstered by the favorable economic fundamentals in North America. In addition, positive returns were seen in Europe, notably in Hungary and Greece. By contrast, the Russian stock market was quite weak because of falling oil prices.

SUMMARY

An unforeseen effect of the Pacific region crisis has been the sustained liquidity in the US stock market and strong economic growth. We believe that Western governments--encouraged by stable rates of inflation--refrained from raising interest rates so as not to exacerbate the situation in the Pacific region. Economic conditions remain poor in the Pacific region, and at this point the situation is not expected to change in the near term.

With this background, the bond markets have been generally supportive of equity markets worldwide. Equity valuations have risen and most stock markets are quite expensive. After a strong start in 1998, we expect some consolidation as investors see a decrease in the rate of growth in corporate earnings in the US and the UK, and as the equity supply increases in Europe. Provided there is no significant deterioration in the economies of the Pacific region -- particularly those of China and Japan--further progress should be made later in 1998.

INVESTMENT REPORT
Seligman Henderson International Fund

PERFORMANCE REVIEW

In the six months ended April 30, 1998, Seligman Henderson International Fund posted a 19.59% total return based on the net asset value of Class A shares, outpacing the 16.18% total return of its peer group as measured by the Lipper International Funds Average, and the 15.59% total return of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. Excluding Japan and the Pacific region, equity markets in the developed world rose sharply. Continental Europe enjoyed rising economic and corporate profit growth rates and large-scale restructuring, making it the best-performing region. Generally, the Fund's strong return was driven by its heavy weighting in the better-performing Continental European and UK markets.

PORTFOLIO STRATEGY

United Kingdom

o Boosted by strong domestic liquidity, the UK was the second-best-performing region in the past six months, rising 23%. The main sources of the liquidity included high cash levels in institutional portfolios and corporate activity such as share buybacks, mergers, and acquisitions. These important factors far outweighed the slowing economic activity and single-digit corporate profit growth rates.

                                [PHOTO OMITTED]

International Team: (from left) James Robinson, Ben Elwes, Iain C. Clark (Portfolio Manager), David Thornton, Peter Bassett, (seated) Stacey Navin, Kirsteen Morrison

      The Fund maintained its 20% weighting in the UK, as we believe that the positive technical backdrop will continue to temper the slowing profit growth. Our strategy has been to increase exposure to attractively valued stocks, such as Kingfisher, a retailer with "do-it-yourself" stores in the UK and electrical outlet stores in France.

Continental Europe

o The Continental European markets provided the largest gains for the Fund, rising 32% on average, supported by aggressive upgrades to earnings forecasts. In the coming months, crucial issues for the equity markets in Continental Europe will include interest rates, earnings, and valuations. Restructuring will be another key driver for equities, and we believe that further consolidation will take place.

      Our outlook remains positive for Continental European equity markets, based on strong liquidity, low interest rates, corporate activity, restructuring, and share buybacks. Our strategy in the past six months was to add companies that were positioned to benefit from stronger economic growth, such as Centros Comerciales Continente, a Spanish hypermarket operator, and Vendex International, a Dutch retailer.

FUND OBJECTIVE

Seligman Henderson International Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.

INVESTMENT REPORT
Seligman Henderson International Fund

Japan

o During the six months ended April 30, 1998, the Japanese market fell 10%, as the already weak economic situation further deteriorated, and concern over corporate credit risk increased. Additionally, the government failed to convince investors that the measures it was taking were sufficient to improve the economy.

      Until the government makes fundamental changes to address the country's economic problems and improve market sentiment, we will maintain a low weighting in this region. Presently, the Fund's exposure in Japan is 8%, with a focus toward defensive stocks such as Kirin Brewery and Nippon Telegraph & Telephone, which have stable earnings.

Pacific Region

o Within the Pacific region, the economic and financial crisis caused further stock market losses in the past six months. The region continued to suffer from the negative news regarding trade accounts, corporate bankruptcies, and social unrest.

      We believe the equity markets in the Pacific region may continue to correct until the economies begin to show improvement and equity valuations become more attractive. We also believe that a recovery in Japan is critical for growth in the region. The Fund held the portfolio's weighting in the region at a low 3%, and sought safety by reducing the portfolio's exposure to property and financial stocks.

Emerging Markets

o During the period, emerging markets continued to be negatively affected by the malaise in the Pacific region. One notable exception was the Greek stock market, which soared as foreign investors focused on its convergence with European Exchange Rate Mechanism (ERM).

      We continue to believe that the economic fundamentals of many emerging countries are sound. However, relative performance may remain under pressure until sentiment toward the Pacific region improves. We purchased Hellenic Telecommunication Organization to give the portfolio exposure to the Greek market, while we slightly reduced the portfolio's exposure to other emerging markets.

SUMMARY

Overall, we expect Continental Europe, the UK, and select emerging markets to offer attractive return potential, as their positive economic and interest rate backgrounds should be sustained. We also believe that corporate earnings have the potential to be the greatest in these regions. While we expect that the economies in Japan and the Pacific region will remain depressed over the next few months, we believe both regions will improve significantly in the long term.

Note: All figures are in US dollar terms. All specific market performance information included in the Investment Report is taken from the MSCI country index for the six-month period ended April 30, 1998, unless otherwise stated.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund

Country Allocation
April 30, 1998
                                                                          MSCI
                                                                          EAFE
                                                           FUND           INDEX
                                                         -------         -------
CONTINENTAL EUROPE .............................          60.00%          49.85%
   Austria .....................................             --            0.42
   Belgium .....................................           0.99            1.55
   Denmark .....................................           1.57            1.00
   Finland .....................................             --            1.02
   France ......................................          12.90            8.84
   Germany .....................................           9.74           10.30
   Greece ......................................           0.65              --
   Hungary .....................................           3.65              --
   Ireland .....................................             --            0.53
   Italy .......................................           5.32            4.70
   Netherlands .................................           7.35            5.78
   Norway ......................................             --            0.63
   Portugal ....................................           0.78            0.73
   Spain .......................................           5.94            3.37
   Sweden ......................................           4.47            3.22
   Switzerland .................................           6.64            7.76
JAPAN ..........................................           7.98           22.00
LATIN AMERICA ..................................           6.54              --
   Argentina ...................................           0.61              --
   Brazil ......................................           4.09              --
   Mexico ......................................           1.84              --
PACIFIC ........................................           3.04            6.47
   Australia ...................................           1.02            2.53
   Hong Kong ...................................           0.65            2.15
   Malaysia ....................................             --            0.78
   New Zealand .................................             --            0.25
   Philippines .................................           0.05              --
   Singapore ...................................             --            0.76
   South Korea .................................           1.10              --
   Taiwan ......................................           0.22              --
UNITED KINGDOM .................................          19.82           21.68
OTHER ..........................................           1.10              --
   Russia ......................................           1.10              --
OTHER ASSETS LESS LIABILITIES ..................           1.52              --
                                                         ------          ------
TOTAL ..........................................         100.00%         100.00%
                                                         ======          ======
Largest Industries
April 30, 1998

 [The following table was represented as a bar chart in the printed material]

      TELECOMMUNICATIONS                                             $12,352,503
      BANKING                                                        $11,646,146
      RETAILING                                                      $ 8,696,200
      RESOURCES                                                      $ 8,607,496
      INSURANCE                                                      $ 7,391,359

Regional Allocation
April 30, 1998

 [The following table was represented as a pie chart in the printed material]

      Continental Europe                                                  60.00%
      United Kingdom                                                      19.82%
      Japan                                                                7.98%
      Latin America                                                        6.54%
      Pacific                                                              3.04%
      Other                                                                1.10%
      Other Assets Less Liabilities                                        1.52%

Largest Portfolio Holdings
April 30, 1998

SECURITY                                                                 VALUE
----------                                                            ----------
ING Groep (Netherlands) ..........................................    $2,071,032
Mannesmann (Germany) .............................................     1,949,368
AXA-UAP (France) .................................................     1,936,088
Benckiser (Series B) (Netherlands) ...............................     1,921,014
CS Holdings (Switzerland) ........................................     1,868,169
Magyar Tavkozlesi "Matav"
  (ADRs) (Hungary) ...............................................     1,852,600
Zurich Versicherung
  (Switzerland) ..................................................     1,848,690
MOL Magyar Olaj-es Gazipari ......................................
  (GDRs) (Hungary) ...............................................     1,788,765
WPP Group (UK) ...................................................     1,748,636
Vivendi (France) .................................................     1,732,134

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended April 30, 1998

                                                          AVERAGE ANNUAL
                                     ---------------------------------------------------------
                                                          CLASS A       CLASS B      CLASS D
                                                           SINCE         SINCE        SINCE
                          SIX         ONE       FIVE     INCEPTION     INCEPTION    INCEPTION
                         MONTHS*      YEAR      YEARS     4/7/92        4/22/96      9/21/93
                         -------     -------   -------  -----------   -----------  -----------
Class A**
With Sales Charge        13.93%      18.14%     11.27%    12.28%         n/a           n/a
Without Sales Charge     19.59       24.01      12.37     13.18          n/a           n/a

Class B**
With CDSL+               13.97       17.88        n/a       n/a        11.58%          n/a
Without CDSL             18.97       22.88        n/a       n/a        10.24           n/a

Class D**
With 1% CDSL             17.97       21.88        n/a       n/a          n/a           n/a
Without CDSL             18.97       22.88        n/a       n/a          n/a         10.78%

Lipper International
Funds Average***         16.18       20.58      12.15     12.44++      12.66++++     11.50(b)

MSCI EAFE Index***       15.59       19.22      10.40     12.17+++      8.86(a)       9.70(c)

NET ASSET VALUE

             APRIL 30, 1998      OCTOBER 31, 1997        APRIL 30, 1997
             ---------------    ------------------       ---------------
Class A          $19.93               $17.92                $17.28
Class B           19.09                17.30                 16.75
Class D           19.09                17.30                 16.75

CAPITAL GAIN INFORMATION
For the Six Months Ended April 30, 1998

Paid              $1.222
Realized           0.671
Unrealized         4.462(d)

      Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
*    Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
*** The Lipper International Funds Average and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
+    The CDSL is 5% for periods of one year or less, and 3% since inception.
++   From April 9, 1992.
+++  From March 31, 1992.
++++ From April 25, 1996.
(a)  From April 30, 1996.
(b)  From September 23, 1993.
(c)  From September 30, 1993.
(d) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund

      This chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the initial 4.75% maximum sales charge, since the commencement of investment operations on April 7, 1992, through April 30, 1998, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) for the same period. It is important to keep in mind that the Index excludes the effect of fees or sales charges, and the Average excludes the effect of sales charges.

                                [GRAPH OMITTED]

      There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

      As shown on page 6, the performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

Largest Portfolio Changes

During the Six Months Ended April 30, 1998

                                                                  SHARES
                                                           -------------------
                                                                      HOLDINGS
ADDITIONS                                                  INCREASE    4/30/98
-----------                                                ---------   -------
Alcatel Alsthom (France) .............................       7,625      7,625
Bayerische Motoren Werke
  "BMW" (Germany) ....................................       1,116      1,116
Benckiser (Series B)
  (Netherlands) ......................................      32,944     32,944
Deutsche Bank
  (Germany) ..........................................      12,556     12,556
Magyar Tavkozlesi "Matav"
  (ADRs) (Hungary) ...................................      62,800     62,800
Panamerican Beverages
  (Class A) (Mexico) .................................      31,200     31,200
Samsung Electronics
  (South Korea) ......................................      19,300     19,300
Schneider (France) ...................................      12,600     12,600
Schweizerischer Bankverein
  (Switzerland) ......................................       3,195      3,195
Vendex International
  (Netherlands) ......................................      14,485     14,485

                                                                  SHARES
                                                           --------------------
                                                                      HOLDINGS
REDUCTIONS                                                 DECREASE    4/30/98
-------------                                              --------   ---------
Banque Nationale de Paris
  (France) ...........................................      23,800         --
Desc (ADRs) (Mexico) .................................      34,894         --
Elsevier (Netherlands) ...............................      49,587         --
France Telecom (France) ..............................      16,028         --
Nomura Securities (Japan) ............................      58,000         --
Roche Holdings
  (Switzerland) ......................................         143         --
SKW Trostberg (Germany) ..............................      27,023         --
Thyssen (Germany) ....................................       3,741      1,795
Usinor Sacilor (France) ..............................      61,070         --
Volkswagen(Germany) ..................................       1,580         --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson International Fund

                                                        SHARES          VALUE
                                                      -----------    -----------
COMMON STOCKS 98.48%

ARGENTINA 0.61%
Telefonica de Argentina (ADRs)
   Provider of telecommunications
   services (Telecommunications)                        15,900        $  613,144
                                                                      ----------
AUSTRALIA 1.02%
Colonial
   Provider of financial services in
   banking, retail insurance, and
   investments (Financial Services)                    140,000           491,060
Rio Tinto
   International mining company
   (Metals)                                              4,000            55,243
Telstra*
   Provider of telecommunications
   services (Telecommunications)                        25,500            59,629
Westpac Banking
   Provider of banking services
   (Banking)                                            60,700           406,105
                                                                      ----------
                                                                       1,012,037
                                                                      ----------
BELGIUM 0.99%
Credit Communal Holding/Dexia*
   Special-purpose banking
   (Financial Services)                                  7,245           991,421
                                                                      ----------

BRAZIL 4.09%
Companhia Energetica de Minas
Gerais "Cemig" (ADRs)
   Provider of electrical power
   (Utilities)                                          15,000           710,625
Companhia Paranaense
de Energia "Copel" (ADRs)
   Provider of electric services
   and equipment (Utilities)                            39,000           555,750
Petroleo Brasileiro "Petrobras" (ADRs)
   Producer and distributor of
   oil, petrochemicals, and gas
   (Resources)                                          55,770         1,411,288
Telecomunicacoes Brasileiras
"Telebras" (ADRs)
   Provider of telecommunications
   services (Telecommunications)                        11,536         1,405,950
                                                                      ----------
                                                                       4,083,613
                                                                      ----------

DENMARK 1.57%
Novo Nordisk (Class B)
   Producer and supplier of
   insulin and industrial enzymes
   (Health and Household)                                4,585           742,922
Tele Danmark (Series B)*
   Provider of telecommunications
   services and equipment
   (Telecommunications)                                  9,828           824,924
                                                                      ----------
                                                                       1,567,846
                                                                      ----------

FRANCE 12.90%
Accor
   Hotel operator and provider
   of related services
   (Leisure and Hotels)                                  6,332         1,724,661
Alcatel Alsthom
   Developer of telecommunications
   equipment and systems
   (Telecommunications)                                  7,625         1,412,858
AXA-UAP
   Provider of insurance and
   financial services (Insurance)                       16,502         1,936,088
Carrefour Supermarche
   Supermarket operator in
   Europe, the Americas, and
   Taiwan (Retailing)                                    1,924         1,101,484
ELF Aquitaine
   Oil and gas exploration;
   manufacturer of chemical
   compounds (Resources)                                11,439         1,499,854
Etam Developpement*
   Retailer of women's clothing
   and intimate apparel (Retailing)                      8,869           837,157
Lafarge
   Producer and seller of
   building materials
   (Construction and Property)                          17,890         1,685,003
Schneider
   Manufacturer and vendor of
   electronics, electronic components,
   and automated manufacturing
   systems (Electronics)                                12,600           942,252

----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson International Fund

                                                        SHARES          VALUE
                                                      -----------    -----------
FRANCE (continued)
Vivendi
   Water purification and
   distribution; energy production
   (Industrial Goods and Services)                       9,323        $1,732,134
                                                                      ----------
                                                                      12,871,491
                                                                      ----------
GERMANY 9.74%
Adidas-Salomon
   Manufacturer and marketer of
   sporting goods (Retailing)                            7,695         1,272,503
Bayer
   Producer of specialty chemicals,
   pharmaceuticals, and plastics
   (Chemicals)                                          25,418         1,132,205
Bayerische Motoren Werke "BMW"
   Manufacturer and worldwide
   vendor of luxury automobiles
   and motorcycles (Manufacturing)                       1,116         1,230,334
Bayerische Vereinsbank
   Provider of universal banking
   services (Banking)                                   19,124         1,426,846
Deutsche Bank
   Worldwide banking operation
   (Banking)                                            12,556           973,160
Lufthansa
   Airline services worldwide;
   operator of Penta hotels
   (Transportation)                                     56,466         1,318,902
Mannesmann
   Plant and machinery
   construction; automotive
   technology (Industrial Goods
   and Services)                                         2,476         1,949,368
Thyssen
   Manufacturer of steel
   products (Metals)                                     1,795           410,771
                                                                      ----------
                                                                       9,714,089
                                                                      ----------
GREECE 0.65%
Hellenic Telecommunication Organization
   Provider of telecommunications
   services (Telecommunications)                        22,600           647,235
                                                                      ----------

HONG KONG 0.65%
Citic Pacific
    Holding company with interests in
    infrastructure, power generation,
    environment, aviation,
    telecommunications, credit card
    services, and property investment
    (Diversified)                                       21,000            64,503
Hong Kong & China Gas
   Producer, distributor and marketer
   of gas and gas appliances
   (Utilities)                                          39,600            53,917
Hutchison Whampoa
   Holding company with major
   interests in finance and
   property investment (Industrial
   Goods and Services)                                  70,000           432,729
New World Development
   Property investor and developer
   (Construction and Property)                          11,000            31,303
New World Infrastructure*
   Developer and operator
   of infrastructure projects
   (Construction and Property)                          28,000            60,166
                                                                      ----------
                                                                         642,618
                                                                      ----------
HUNGARY 3.65%
Magyar Tavkozlesi "Matav" (ADRs)
   Provider of telecommunications
   services (Telecommunications)                        62,800         1,852,600
MOL Magyar Olaj-es
Gazipari (GDRs)+*
   Oil and gas producer and
   distributor (Resources)                              58,600         1,788,765
                                                                      ----------
                                                                       3,641,365
                                                                      ----------
ITALY 5.32%
Banca Popolare di Bresci
   Provider of commercial banking
   and financial services (Banking)                     70,380         1,072,684
ENI
   Refiner and marketer of oil
   and gas (Resources)                                 183,910         1,234,891
Istituto Nazionale delle Assicurazioni
   Provider of life and non-life
   insurance products (Insurance)                       43,056         1,295,448

----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson International Fund

                                                        SHARES          VALUE
                                                      -----------    -----------
ITALY (continued)
Telecom Italia
   Provider of telecommunications
   services (Telecommunications)                       323,776        $1,707,066
                                                                      ----------
                                                                       5,310,089
                                                                      ----------
JAPAN 7.98%
Aoyama Trading
   Retailer of clothing (Retailing)                      5,000           114,735
Autobacs Seven
   Manufacturer and retailer of
   automobile and truck parts
   (Retailing)                                           6,700           221,796
Bank of Tokyo-Mitsubishi
   Provider of a broad range
   of financial services
   (Financial Services)                                 26,000           320,611
Banyu Pharmaceutical
   Producer and vendor of
   pharmaceuticals for human
   and veterinary use (Health and
   Household)                                           13,000           167,250
Benesse
   Provider of educational
   services (Business Services)                          4,300           138,464
CSK
   Information services company
   (Business Services)                                  17,100           362,160
Dai Nippon Printing
   Provider of printing services for
   commercial and industrial uses
   (Industrial Goods and Services)                      17,000           287,778
Daiwa Securities
   Provider of financial services,
   including securities dealing,
   brokerage, underwriting, and
   distribution (Financial Services)                    93,000           349,848
Denny's
   Restaurant operator (Restaurants)                     6,000           153,482
East Japan Railway
   Provider of railway services
   (Transportation)                                         61           302,900
Fujitsu Business Systems
   Electronics and communications
   equipment dealer
   (Business Services)                                   6,000            92,540
Ishikawajima-Harima
   Manufacturer of industrial heavy
   machinery and equipment
   (Industrial Goods and Services)                     147,000           246,631
Japan Airport Terminal
   Provider of management and
   maintenance services for Haneda
   airport terminal (Transportation)                    14,000            87,424
Japan Tobacco
   Tobacco producer (Tobacco)                               38           270,744
KAO
   Manufacturer of cosmetics
   and personal care products
   (Consumer Products)                                  22,000           321,935
Kirin Brewery
   Beer brewery and producer of soft
   drinks, food products, whiskey,
   and pharmaceuticals (Consumer
   Products)                                            31,000           269,383
Mitsui Chemicals
   Producer of petrochemical
   products (Chemicals)                                122,000           264,349
Mitsui Marine & Fire
   Provider of non-life insurance
   (Insurance)                                          47,000           240,101
Mitsui O.S.K. Lines
   Shipping company
   (Transportation)                                    144,000           214,513
Nippon Telegraph & Telephone
   Provider of telecommunications
   services (Telecommunications)                            39           340,368
Nitto Denko
   Producer of industrial materials
   (Industrial Goods and Services)                      17,000           258,361
Pioneer Electronic
   Manufacturer of audio
   equipment (Electronics)                              25,000           408,156
Secom
   Security services pioneer
   (Retailing)                                           5,000           293,421
Sumitomo Bank
   Provider of commercial
   banking services (Banking)                           31,000           291,540

----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson International Fund

                                                        SHARES          VALUE
                                                      -----------    -----------
JAPAN (continued)
Sumitomo Realty & Development
   Real estate developer
   (Construction and Property)                          68,000        $  324,869
Sumitomo Trust and Banking
   Trust bank with commercial
   banking operations (Banking)                         38,000           197,841
Takefuji
   Provider of consumer financial
   services (Financial Services)                         6,000           313,734
Toho
   Producer and distributor of movies,
   TV dramas, and videos (Media)                         1,100           114,953
Toshiba
   Diversified manufacturer of
   consumer and industrial
   electronics (Electronics)                            99,000           457,330
Tsubaki Nakashima
   Manufacturer of ball bearings
   (Manufacturing)                                      29,000           155,347
Yamaha
   Manufacturer of musical
   instruments and audio
   equipment (Manufacturing)                            26,000           234,737
York-Benimaru
   Supermarket chain operator
   (Retailing)                                           6,600           142,760
                                                                      ----------
                                                                       7,960,061
                                                                      ----------
MEXICO 1.84%
Grupo Iusacell (ADRs)*
   Provider of wireless
   telecommunications services
   (Telecommunications)                                 30,400           589,000
Panamerican Beverages
(Class A)
   Producer of Coca-Cola and
   other beverages (Consumer
   Products)                                            31,200         1,244,100
                                                                      ----------
                                                                       1,833,100
                                                                      ----------
NETHERLANDS 7.35%
Akzo Nobel
   Manufacturer of diversified
   chemicals (Chemicals)                                 5,593         1,136,912
Benckiser (Series B)*
   Producer and supplier of
   household cleaning products
   (Consumer Products)                                  32,944         1,921,014
ING Groep
   Worldwide underwriter of
   reinsurance; provider of
   financial and consumer
   credit (Insurance)                                   31,892         2,071,032
Philips Electronics
   Consumer and industrial
   electronics (Electronics)                            14,486         1,275,290
Vendex International
   Operator of companies active
   in retail trading and business
   services (Retailing)                                 14,485           928,461
                                                                      ----------
                                                                       7,332,709
                                                                      ----------
PHILIPPINES 0.05%
Philippine Long Distance Telephone
   Telephone utility
   (Telecommunications)                                  2,000            53,416
                                                                      ----------
PORTUGAL 0.78%
Electricidade de Portugal
   Generator and distributor
   of electricity (Utilities)                           30,378           777,188
                                                                      ----------
RUSSIA 1.10%
Lukoil Holding (ADRs)
   Prospector, extractor, and transporter
   of oil and gas (Resources)                            8,500           560,210
Tatneft (ADRs)
   Oil and gas explorer and
   producer (Resources)                                 27,500           532,812
                                                                      ----------
                                                                       1,093,022
                                                                      ----------
SOUTH KOREA 1.10%
Samsung Electronics
   Manufacturer of consumer
   and industrial electronics and
   semiconductors (Electronics)                         19,300         1,068,612
Samsung Electronics (Rights)*
   Manufacturer of consumer and
   industrial electronics and
   semiconductors (Electronics)                          1,535            29,574
                                                                      ----------
                                                                       1,098,186
                                                                      ----------

----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson International Fund

                                                        SHARES          VALUE
                                                      -----------    -----------
SPAIN 5.94%
Actividades de Construccion
y Servicios
   Designer and builder of public
   works projects, residential
   homes, and other buildings
   (Construction and Property)                          34,174        $1,120,422
Banco Bilbao Vizcaya
   Provider of banking services
   (Banking)                                            27,711         1,424,571
Centros Comerciales
Continente
   Hypermarket chain selling
   groceries, kitchen appliances,
   auto accessories, and clothing
   (Retailing)                                          38,203           899,307
Endesa
   Producer, transmitter, and
   distributor of electricity
   to other utilities (Utilities)                       53,169         1,289,960
Telefonica de Espana
   Provider of telecommunications
   services (Telecommunications)                        28,035         1,169,159
Telefonica de Espana (Rights)*
   Provider of telecommunications
   services (Telecommunications)                        33,667            26,050
                                                                      ----------
                                                                       5,929,469
                                                                      ----------

SWEDEN 4.47%
Astra (Class A)
   Developer, manufacturer, and
   marketer of pharmaceuticals
   (Health and Household)                               66,829         1,371,373
L.M. Ericsson Telefon (Series B)
   Manufacturer of
   telecommunications equip-
   ment (Telecommunications)                            31,356         1,651,104
Nordbanken Holding
   Provider of banking, financial,
   loan, and insurance services
   (Banking)                                           194,678         1,432,139
                                                                      ----------
                                                                       4,454,616
                                                                      ----------

SWITZERLAND 6.64%
CS Holdings
   Banking group (Banking)                               8,503         1,868,169
Nestle
   Producer of consumer packaged
   goods (Consumer Products)                               210           406,858
Novartis
   Manufacturer of pharmaceuticals
   (Health and Household)                                  845         1,395,206
Schweizerischer Bankverein
   Provider of banking services
   (Banking)                                             3,195         1,108,252
Zurich Versicherung
   Provider of insurance services
   (Insurance)                                           3,038         1,848,690
                                                                      ----------
                                                                       6,627,175
                                                                      ----------
TAIWAN 0.22%
The ROC Taiwan Fund
   Closed-end fund investing
   in Taiwan (Miscellaneous)                            26,000           221,000
                                                                      ----------
UNITED KINGDOM 19.82%
Associated British Ports Holdings
   Operator of ports
   (Transportation)                                    134,500           795,203
B.A.T. Industries
   Manufacturer of tobacco
   products; financial services
   company (Tobacco)                                   145,000         1,384,747
British Biotech
   Biotechnology company
   (Health and Household)                              215,000           214,854
British Petroleum
   Oil producer, refiner, and
   distributor (Resources)                             100,000         1,579,676
Bunzl
   Distributor and manufacturer
   of paper and plastic products
   (Manufacturing)                                     225,000         1,104,477
Dixons Group
   Consumer electronics retailer
   (Retailing)                                          73,000           698,674
FKI Babcock
   Electrical engineering company
   (Industrial Goods and Services)                     260,000           895,791

----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson International Fund

                                                        SHARES          VALUE
                                                      -----------    -----------
UNITED KINGDOM (continued)
Granada Group
   Television group with additional
   leisure interests, including
   hotels (Leisure and Hotels)                          94,000        $1,617,742
Kingfisher
   Producer and retailer of consumer
   goods and merchandise
   (Retailing)                                          43,700           790,084
Laporte
   Producer and seller of
   specialty chemicals (Chemicals)                      70,000           942,454
National Power
   Electric power generation
   (Utilities)                                         140,000         1,361,582
Railtrack Group
   Provider of rail services
   (Transportation)                                     87,101         1,598,799
Rolls Royce
   Aerospace; power generation,
   transmission, and distribution
   systems (Industrial Goods
   and Services)                                       199,500           938,429
Royal Bank of Scotland
   Provider of banking services
   (Banking)                                            92,000         1,444,839
Tesco
   Supermarket chain (Retailing)                       148,500         1,395,818
United Utilities
   Provider of water utility
   services (Utilities)                                 90,000         1,256,884
WPP Group
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market
   research (Media)                                    275,500         1,748,636
                                                                     -----------
                                                                      19,768,689
                                                                     -----------
TOTAL INVESTMENTS 98.48%
  (Cost $75,407,283)                                                  98,243,579
OTHER ASSETS
LESS LIABILITIES 1.52%                                                 1,519,939
                                                                     -----------
NET ASSETS 100.00%                                                   $99,763,518
                                                                     ===========

----------
* Non-income producing security.
+ Rule 144A security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund

PERFORMANCE REVIEW

During the six months ended April 30, 1998, the emerging markets were characterized by great volatility: they continued to be negatively affected by the crisis in the Pacific region in December, but generally rallied during the first months of 1998. However, this rally did not last for long, and the markets experienced a sell-off in April. During this period, the Fund posted a total return of 8.31% based on the net asset value of Class A shares. This compares to the 3.64% total return posted by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index), and to the 3.79% total return posted by the Lipper Emerging Markets Funds Average.

Overall, we increased cash levels sharply in advance of the peak of the Pacific region crisis. In mid-December 1997, however, the portfolio's cash level was reduced in anticipation of the rebound that occurred in January and February 1998. In late March and April, holdings in the Pacific region were reduced and the proceeds were invested in the Mediterranean region.

PORTFOLIO STRATEGY

Pacific Region

o During the six months ended April 30, 1998, the markets of the Association of South East Asian Nations (ASEAN) showed negative performances, despite some market rallies between January and March. The worst performer in the area was Indonesia, declining 62%. Intervention by the International Monetary Fund (IMF) failed to instill confidence in either the economy or the government, and the crisis has continued beyond April 30. Other markets in the region also fared poorly, including Thailand, Malaysia, and the Philippines.

      The Fund maintained a low weighting in the region throughout the period. In January, exposure was increased in Thailand, Malaysia, and the Philippines in anticipation of market rallies. However, in March, exposure in Malaysia was reduced as the rally faltered. The Fund continues to maintain a defensive position in Thailand and the Philippines, with its holdings in PTT Exploration and Production Public Company, a Thai producer of natural gas, and in Philippine Long Distance Telephone. The Fund sold its holdings in Indonesia during the period.

o In the Northern Pacific region, the attack on the Hong Kong dollar in November 1997 was followed by a currency crisis in December, when South Korea undertook a refinance package with the IMF. As in the ASEAN markets, there was a rally in January that lasted until March. However, it was followed by a retraction in April. Overall, the South Korean, Chinese, and Taiwanese markets fell significantly in the period.

                                [PHOTO OMITTED]

International Team: (from left) Nicholas Vardy, Monica Ball, Peter Bassett (Portfolio Manager), Kirsteen Morrison

FUND OBJECTIVE

Seligman Henderson Emerging Markets Growth Fund, which commenced operations on may 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund

      The Fund maintained its exposure to "Greater China," where the economy remained more robust than the rest of the region. The Fund remains conservatively positioned in China, with holdings in large-capitalization companies that we believe will benefit from continuing growth, such as Huaneng Power International, China Telecom, and New World Infrastructure. Currently, the only stock held in South Korea is Samsung Electronics, a manufacturer of semiconductors.

Latin America

o The Latin American markets were marginally affected by the economic crisis in the Pacific region, which coincided with a decline in commodity prices. Chile, a large exporter of copper, was the worst affected market, declining 14.1%. The Brazilian currency held fairly steady during the crisis, and the market reacted favorably, gaining 16.6%. The markets in Argentina and Mexico also gained 13.7% and 14.1%, respectively.

      The Fund maintained its exposure to Latin America during the six months under discussion, and Brazil and Mexico continued to be the countries with the largest weightings in the Latin America portfolio. Within the Brazilian portfolio, emphasis remains on privatization stocks such as Telebras and Petrobras. Within the Mexican portfolio, the emphasis remains on domestic consumption stocks such as Femsa, Grupo Televisa, and Grupo Iusacell. Continuing this trend, Pepsi-Gemex was added to the portfolio, and the Fund sold its remaining export-oriented stocks, Alfa and Desc. In Argentina, Telefonica de Argentina was added in anticipation of positive future earnings.

Central/Southern Europe

o During the period, the emerging European markets showed mixed performance. The Greek market benefited from the currency's entry into the European Exchange Rate Mechanism (ERM). The Portuguese market also benefited from that currency's impending integration into the European Economic Monetary Union (EMU). Other markets on the fringe of EMU also performed well, with Hungary and Turkey rising. In contrast, the Russian market fell 19% due to political uncertainty and declining oil prices.

      The portfolio's exposure to Greece was increased prior to the country's entrance into the ERM. Purchases included Alpha Credit Bank, Hellenic Telecommunication Organization, and Sarantis. The Fund re-entered Poland with the purchase of Powszechny Bank Kredytowy and Prokom Software. The portfolio's holdings in Russia were reduced though the partial sale of energy holdings, including Lukoil Holding, Tatneft, and Gazprom. Finally, the Fund purchased its first holdings in Israel: NICE-Systems, a computer telephony integration products company, and Tecnomatix Technologies, a computer-aided engineering software company.

Indian Subcontinent/Africa

o The Indian Subcontinent/African markets were less volatile during the period. The Indian market fell 1.5% due to concerns over the Pacific region economic crisis, while the South African market rose 18.5% due to lower interest rates.

      In India, the portfolio's emphasis was switched to growth stocks through the purchase of ITC and Mahanagar Telephone Nigam, the Bombay and New Delhi telephone utility. In South Africa, the Fund increased exposure through the purchase of Barlow, a cement and civil engineering company.

SUMMARY

Performances in the emerging markets will most likely continue to differ based on region. It is expected that the emerging European markets will continue to be strong due to further convergence and integration with the EMU. Even though the Latin American markets show good value, sentiment is lacking. Opportunities in the Pacific region remain few, especially in light of weakening growth in China. As always, we will continue to concentrate on the careful allocation of assets, a strategy that we believe will be rewarded.

Note: All figures are in US dollar terms. All specific market performance information included in the Investment Report is taken from the MSCI country index for the six-month period ended April 30, 1998, unless otherwise stated.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended April 30, 1998

                                                              AVERAGE ANNUAL
                                                          ---------------------
                                                                        SINCE
                                                 SIX       ONE        INCEPTION
                                               MONTHS*     YEAR        5/28/96
                                               -------     ----       ---------
Class A**
With Sales Charge                               3.11%     (5.24)%       3.08%
Without Sales Charge                            8.31      (0.50)        5.75

Class B**
With CDSL+                                      2.84      (6.08)        2.98
Without CDSL                                    7.84      (1.13)        4.98

Class D**
With 1% CDSL                                    6.70      (2.25)         n/a
Without CDSL                                    7.70      (1.26)        4.91

Lipper Emerging Markets
Funds Average***                                3.79      (5.90)        1.46++

MSCI EMF Index***                               3.64     (14.53)       (5.61)+++

NET ASSET VALUE

                      APRIL 30, 1998      OCTOBER 31, 1997        APRIL 30, 1997
                      --------------      ----------------        --------------
Class A                    $7.95                $7.34                 $7.99
Class B                     7.84                 7.27                  7.93
Class D                     7.83                 7.27                  7.93

CAPITAL GAIN (LOSS) INFORMATION
For the Six Months Ended April 30, 1998

Realized                  $(0.210)
Unrealized                  0.855(a)

      Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
*   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
*** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
    International Emerging Markets Free Index (MSCI EMF Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
+   The CDSL is 5% for periods of one year or less, and 4% since inception.
++  From May 30, 1996.
+++ From May 31, 1996.
(a) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund

      This chart compares a $10,000 hypothetical investment made in Seligman Henderson Emerging Markets Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 4% contingent deferred sales load ("CDSL") for Class B shares, and without the 1% CDSL for Class D shares, since the commencement of operations on May 28, 1996, through April 30, 1998, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that the Index excludes the effect of fees or sales charges, and the Average excludes the effect of sales charges.

                                 [GRAPH OMITTED]

      There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Past performance is not indicative of future investment results.

Largest Portfolio Changes
During the Six Months Ended April 30, 1998

                                                                SHARES
                                                     ---------------------------
                                                                        HOLDINGS
ADDITIONS                                            INCREASE           4/30/98
---------                                            --------           --------
Banco Rio de la Plata
  (ADRs) (Argentina) .......................           80,400            125,700
China Telecom (China) ......................          520,000            520,000
Dimension Data Holdings
  (South Africa) ...........................          184,000            184,000
Grupo Financiero
  Banamex Accival
  (Series B) (Mexico) ......................          655,000            655,000
Magyar Tavkozlesi "Matav"
  (ADRs) (Hungary) .........................           55,000             55,000
New World Infrastructure
  (China) ..................................          430,000            430,000
Pepsi-Gemex (GDRs)
  (Mexico) .................................          117,000            117,000
SanLuis (Mexico) ...........................          200,000            200,000
Telefonica de Argentina
  (ADRs) (Argentina) .......................           39,000             39,000
Telefonica del Peru (ADRs)
  (Peru) ...................................           78,300             78,300

                                                                SHARES
                                                     ---------------------------
                                                                        HOLDINGS
REDUCTIONS                                           DECREASE           4/30/98
----------                                           --------           --------
ALFA (Mexico) ..............................          207,900                 --
Commercial International
  Bank (Egypt) .............................           54,000                 --
Companhia Energetica de
  Minas Gerais "CEMIG"
  (ADRs) (Brazil) ..........................           20,000             44,500
Compania de
  Telecomunicaciones de
  Chile "CTC" (ADRs) (Chile) ...............           66,000                 --
Desc (ADRs) (Mexico) .......................           59,975                 --
Formosa Growth Fund
  (Taiwan) .................................           51,000             51,000
Grupo Iusacell (ADRs)
  (Mexico) .................................           48,800             46,800
Metro Cash & Carry
  (South Africa) ...........................        1,280,000                 --
Perez (ADRs) (Argentina) ...................          111,810                 --
Saudi Arabia Investment
  Fund (Saudi Arabia) ......................          158,400                 --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund

Country Allocation
April 30, 1998
                                                                          MSCI
                                                                          EMF
                                                              FUND       INDEX
                                                             ------      ------
CENTRAL/SOUTHERN EUROPE ................................      30.21%      14.98%
   Czech Republic ......................................         --        1.05
   Estonia .............................................       0.70          --
   Greece ..............................................       5.62        4.19
   Hungary .............................................       7.29        1.38
   Poland ..............................................       1.03        0.68
   Portugal ............................................       7.68          --
   Russia ..............................................       5.60        4.76
   Slovenia ............................................       0.22          --
   Turkey ..............................................       2.07        2.92
INDIAN SUBCONTINENT/AFRICA .............................      17.18       23.27
   Egypt ...............................................       1.84          --
   India ...............................................       5.01        6.65
   Israel ..............................................       1.68        2.62
   Jordan ..............................................         --        0.12
   Lebanon .............................................       0.69          --
   Pakistan ............................................         --        0.66
   South Africa ........................................       7.96       13.12
   Sri Lanka ...........................................         --        0.10
LATIN AMERICA ..........................................      33.26       38.78
   Argentina ...........................................       5.81        4.36
   Brazil ..............................................      10.94       16.14
   Chile ...............................................       2.76        3.50
   Columbia ............................................         --        0.77
   Mexico ..............................................      11.97       11.78
   Peru ................................................       1.78        1.17
   Venezuela ...........................................         --        1.06
PACIFIC ................................................      14.87       22.97
   China ...............................................       4.77        0.79
   Indonesia ...........................................         --        1.32
   Malaysia ............................................         --        6.17
   Philippines .........................................       1.96        1.62
   South Korea .........................................       1.23        2.31
   Taiwan ..............................................       5.23        8.64
   Thailand ............................................       1.68        2.12
OTHER ASSETS LESS LIABILITIES ..........................       4.48          --
                                                             ------      ------
TOTAL ..................................................     100.00%     100.00%
                                                             ======      ======

Largest Industries
April 30, 1998

  [The following table was represented as a bar chart in the printed material]

      TELECOMMUNICATIONS                                             $19,306,216
      FINANCIAL SERVICES                                             $14,346,196
      CONSUMER GOODS AND SERVICES                                    $10,618,613
      ELECTRIC UTILITIES                                             $ 9,835,860
      RESOURCES                                                      $ 8,008,314

Regional Allocation
April 30, 1998

  [The following table was represented as a pie chart in the printed material]

      Other Assets Less Liabilities                                  4.48%
      Latin America                                                 33.26%
      Central/Southern Europe                                       30.21%
      Indian Subcontinent/Africa                                    17.18%
      Pacific                                                       14.87%

Largest Portfolio Holdings
April 30, 1998

SECURITY                                                                VALUE
--------                                                              ----------
Maillis (Greece) ..........................................           $2,629,033
Telecomunicacoes Brasileiras
  "Telebras" (ADRs) (Brazil) ..............................            2,571,562
Panamerican Beverages
  (Class A) (Mexico) ......................................            2,476,238
Petroleo Brasileiro "Petrobras"
  (Brazil) ................................................            2,451,723
Companhia de Saneamento Basico
  do Estado Sao Paulo "SABESP"
  (Brazil) ................................................            2,421,998
IRSA Inversiones y Representaciones
  (GDRs) (Argentina) ......................................            2,410,250
Jeronimo Martins (Portugal) ...............................            2,228,365
Companhia Energetica de Minas
  Gerais "CEMIG" (ADRs) (Brazil) ..........................            2,108,187
Grupo Financiero Banamex Accival
  (Series B) (Mexico) .....................................            2,033,011
Richter Gedeon (GDRs) (Hungary) ...........................            2,002,200

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Emerging Markets Growth Fund

                                                      SHARES           VALUE
                                                     --------       ------------
COMMON STOCKS 95.42%

ARGENTINA 5.81%
Banco Rio de la Plata (ADRs)*
   Provider of commercial and
   investment banking services
   (Financial Services)                              125,700        $  1,728,375
IRSA Inversiones y Representaciones
(GDRs)
   Real estate developer
   (Construction and Property)                        62,000           2,410,250
Telefonica de Argentina (ADRs)
   Provider of telecommunications
   services (Telecommunications)                      39,000           1,503,938
                                                                    ------------
                                                                       5,642,563
                                                                    ------------
BRAZIL 10.94%
Companhia de Saneamento Basico
do Estado Sao Paulo "SABESP"
   Provider of water treatment
   and distribution services
   (Electric Utilities)                           10,144,000           2,421,998
Companhia Energetica de
Minas Gerais "Cemig" (ADRs)
   Provider of electric utility
   services (Electric Utilities)                      44,500           2,108,187
Companhia Paranaense de
Energia "Copel" (ADRs)
   Provider of electric utility
   services (Electric Utilities)                      76,000           1,083,000
Petroleo Brasileiro "Petrobras"
   Oil and gas producer and
   distributor (Resources)                         9,700,000           2,451,723
Telecomunicacoes Brasileiras
"Telebras" (ADRs)
   Provider of telecommunications
   services (Telecommunications)                      21,100           2,571,562
                                                                    ------------
                                                                      10,636,470
                                                                    ------------
CHILE 2.76%
Distribucion y Servicio (ADRs)*
   Supermarket operator
   (Consumer Goods and Services)                      60,700           1,069,837
Enersis (ADRs)
   Provider of electric services
   (Electric Utilities)                               54,800           1,613,175
                                                                    ------------
                                                                       2,683,012
                                                                    ------------
CHINA 4.77%
China Telecom*
   Provider of cellular
   telecommunication services
   (Telecommunications)                              520,000             986,514
Huaneng Power International
(ADRs)*
   Developer and manufacturer
   of coal-fired power plants
   (Electric Utilities)                               86,000           1,892,000
New World Infrastructure*
   Developer and operator of
   infrastructure projects
   (Construction and Property)                       430,000             923,985
Qingling Motors*
   Manufacturer of
   lightweight trucks
   (Automotive Manufacturing)                      1,930,000             834,420
                                                                    ------------
                                                                       4,636,919
                                                                    ------------
EGYPT 1.84%
Paints and Chemical Industries
   Manufacturer of industrial and
   architectural paints and
   printing inks (Manufacturing)                      52,200             601,866
Suez Cement (GDRs)*+
   Cement manufacturer
   (Construction and Property)                        58,000           1,183,200
                                                                    ------------
                                                                       1,785,066
                                                                    ------------
ESTONIA 0.70%
Societie General Baltic Republics Fund
   Investor in the Baltic
   Republics (Financial Services)                      3,200             678,400
                                                                    ------------

GREECE 5.62%
Alpha Credit Bank
   Provider of banking services
   (Financial Services)                               15,000           1,582,575
Hellenic Telecommunication
Organization
   Provider of telecommunications
   services (Telecommunications)                      27,500             787,565

----------
See footnotes on page 23.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Emerging Markets Growth Fund

                                                      SHARES           VALUE
                                                     --------       ------------
GREECE (continued)
Maillis
   Producer of packaging
   and packaging systems
   (Manufacturing)                                    54,000        $  2,629,033
Sarantis
   Manufacturer and distributor
   of cosmetics
   (Drugs and Health Care)                            30,000             466,811
                                                                    ------------
                                                                       5,465,984
                                                                    ------------
HUNGARY 7.29%
Magyar Tavkozlesi "Matav" (ADRs)
   Provider of telecommunications
   services (Telecommunications)                      55,000           1,622,500
MOL Magyar Olaj-es Gazipari
(GDRs)*+
   Oil and gas producer and
   distributor (Resources)                            15,000             457,875
MOL Magyar Olaj-es Gazipari
(GDRs)
   Oil and gas producer and
   distributor (Resources)                            45,000           1,356,750
OTP Bank (GDRs)+
   Provider of commercial banking
   services (Financial Services)                      19,620             927,045
OTP Bank (GDRs)
   Provider of commercial banking
   services (Financial Services)                      15,000             720,000
Richter Gedeon (GDRs)
   Manufacturer of pharmaceuticals
   and cosmetics (Drugs and
   Health Care)                                       18,800           2,002,200
                                                                    ------------
                                                                       7,086,370
                                                                    ------------
INDIA 5.01%
Hindalco Industries (GDRs)+
   Producer of aluminum and
   aluminum products (Metals)                         45,000             866,250
ITC (GDRs)*+
   Holding company with operations
   in tobacco, hotels, financial
   services, paper, packaging and
   printing, real estate, and
   international export
   (Diversified)                                      44,000           1,012,000
Mahanagar Telephone Nigam
(GDRs)*+
   Provider of telecommunications
   services (Telecommunications)                      60,000             967,500
Reliance Industries (GDRs)
   Manufacturer of synthetic
   fibers and petrochemicals
   (Diversified)                                      50,000             456,250
State Bank of India (GDRs)
   Provider of banking services
   (Financial Services)                               20,400             378,420
State Bank of India (GDRs)+
   Provider of banking services
   (Financial Services)                               29,600             553,520
Videsh Sanchar Nigam (GDRs)*+
   Provider of international
   telecommunications services
   (Telecommunications)                               51,000             637,500
                                                                    ------------
                                                                       4,871,440
                                                                    ------------
ISRAEL 1.68%
NICE-Systems (ADRs)*
   Developer, manufacturer, and
   distributor of voice and fax
   management systems
   (Telecommunications)                               21,700             935,813
Tecnomatix Technologies*
   Developer and retailer of
   computer-aided production
   engineering software
   (Computer and Technology
   Related)                                           27,200             695,300
                                                                    ------------
                                                                       1,631,113
                                                                    ------------
LEBANON 0.69%
Banque Audi (GDRs)+
   Commercial bank
   (Financial Services)                               24,600             666,660
                                                                    ------------
MEXICO 11.97%
Fomento Economico Mexicano
"Femsa" (Series B)*
   Beverage and packaging
   producer; retail store operator
   (Consumer Goods and Services)                     227,500           1,752,577

----------
See footnotes on page 23.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Emerging Markets Growth Fund

                                                      SHARES           VALUE
                                                     --------       ------------
MEXICO (continued)
Grupo Financiero Banamex
Accival (Series B)*
   Provider of banking services
   (Financial Services)                              655,000        $  2,033,011
Grupo Iusacell (ADRs)*
   Provider of wireless
   telecommunications services
   (Telecommunications)                               46,800             906,750
Grupo Televisa (GDRs)*
   Provider of television and
   other media services
   (Leisure and Hotels)                               44,700           1,832,700
Panamerican Beverages (Class A)
   Producer of Coca-Cola and
   other beverages (Consumer
   Goods and Services)                                62,100           2,476,238
Pepsi-Gemex (GDRs)
   Vendor of Pepsi soft
   drink products (Consumer
   Goods and Services)                               117,000           1,586,812
SanLuis
   Manufacturer of auto parts;
   operator of gold and silver mines
   (Automotive Manufacturing)                        200,000           1,048,354
                                                                    ------------
                                                                      11,636,442
                                                                    ------------
PERU 1.78%
Telefonica del Peru (ADRs)
   Provider of telecommunications
   services (Telecommunications)                      78,300           1,732,387
                                                                    ------------
PHILIPPINES 1.96%
Philippine Long Distance Telephone
   Telephone utility
   (Telecommunications)                               30,000             801,242
Philippine Long Distance
Telephone (ADRs)
   Telephone utility
   (Telecommunications)                               20,000             540,000
SM Prime Holdings
   Developer and operator
   of retail properties
   (Construction and Property)                     3,150,000             563,478
                                                                    ------------
                                                                       1,904,720
                                                                    ------------
POLAND 1.03%
Powszechny Bank Kredytowy*
   Provider of financial services
   (Financial Services)                               20,000             671,279
Prokom Software (GDRs)*
   Provider of information
   technology solutions
   (Computer and Technology
   Related)                                           19,100             329,953
                                                                    ------------
                                                                       1,001,232
                                                                    ------------
PORTUGAL 7.58%
Jeronimo Martins
   Retailer of food and
   consumer products (Retailing)                      48,332           2,228,365
Portugal Telecom
   Provider of telecommunications
   services (Telecommunications)                       6,000             314,601
Portugal Telecom (ADRs)
   Provider of telecommunications
   services (Telecommunications)                      24,000           1,290,000
Sonae Investimentos
   Hypermarket operator (Retailing)                   32,000           1,711,939
Telecel-Comunicacaoes Pessoais*
   Cellular communications
   operator (Telecommunications)                      10,550           1,816,594
                                                                    ------------
                                                                       7,361,499
                                                                    ------------
RUSSIA 5.60%
Gazprom (ADRs)
   Agent for the extraction,
   transportation, storage, and sale
   of natural gas (Resources)                         25,000             461,250
Lukoil Holding (ADRs)
   Prospector, extractor, and
   transporter of oil and gas
   (Resources)                                         8,300             547,028
Mosenergo (ADRs)*
   Producer and distributor of
   electric and thermal energy
   (Electric Utilities)                               20,500             717,500
Nizhny Novgorod Telephone (RDCs)*+
   Telephone utility
   (Telecommunications)                                   13           1,296,750

----------
See footnotes on page 23.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Emerging Markets Growth Fund

                                                      SHARES           VALUE
                                                     --------       ------------
RUSSIA (continued)
Rostelecom (RDCs)*+
   Provider of long distance and
   international telecommunications
   services (Telecommunications)                          17        $    595,000
Surgutneftegaz (ADRs)
   Oil and natural gas provider
   (Resources)                                        76,500             564,119
Tatneft (ADRs)
   Oil and gas explorer and
   producer (Resources)                               65,000           1,259,375
                                                                    ------------
                                                                       5,441,022
                                                                    ------------
SLOVENIA 0.22%
SKB Banka (GDRs)+
   Provider of commercial, savings,
   and investment banking
   services (Financial Services)                      14,000             213,500
                                                                    ------------
SOUTH AFRICA 7.96%
Barlow
   Producer and distributor of
   products used in building and
   construction and other industries
   (Construction and Property)                       132,000           1,275,482
Dimension Data Holdings*
   Investment holding company of
   technology groupings including
   communications, distribution,
   software, services, interactive
   technologies, and the Internet
   (Computer and
   Technology Related)                               184,000           1,277,500
Liberty Life Association of Africa
   Provider of life and health
   insurance (Financial Services)                     43,000           1,454,455
Sasol
   Fuel and chemical producer
   (Diversified)                                      93,000             938,186
South African Breweries
   Producer of beer and other
   beverages (Consumer Goods
   and Services)                                      42,500           1,425,774
Standard Bank Investment
   Provider of commercial banking
   services (Financial Services)                      23,000           1,360,301
                                                                    ------------
                                                                       7,731,698
                                                                    ------------
SOUTH KOREA 1.23%
Samsung Electronics*
   Manufacturer of consumer
   and industrial electronics
   and semiconductors
   (Manufacturing)                                    21,000           1,162,739
Samsung Electronics (Rights)*
   Manufacturer of consumer and
   industrial electronics and
   semiconductors (Manufacturing)                      1,670              32,175
                                                                    ------------
                                                                       1,194,914
                                                                    ------------
TAIWAN 5.23%
Formosa Growth Fund*
   Closed-end fund investing
   in Taiwan (Miscellaneous)                          51,000           1,082,730
Hotung Investment Holdings
   Investor in unlisted
   technology-related companies
   (Financial Services)                            2,500,000             656,250
Siliconware Precision Industries
(GDRs)*
   Integrated circuit packaging
   (Industrial Goods and Services)                    66,000             998,250
Synnex Technology International
(GDRs)*
   Manufacturer of PCs and
   peripherals (Consumer Goods
   and Services)                                      57,000           1,296,750
Taiwan Opportunities Fund*
   Closed-end fund investing
   in Taiwan (Miscellaneous)                          74,000           1,050,060
                                                                    ------------
                                                                       5,084,040
                                                                    ------------
THAILAND 1.68%
Bangkok Bank
   Provider of retail, commercial,
   and corporate banking services
   (Financial Services)                              287,100             722,405
PTT Exploration and Production
Public Company
   Producer of natural gas
   (Resources)                                        86,000             910,194
                                                                    ------------
                                                                       1,632,599
                                                                    ------------

----------
See footnotes on page 23.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Emerging Markets Growth Fund

                                                      SHARES           VALUE
                                                     --------       ------------
TURKEY 2.07%
Efes Sinai Yatirim Holding (GDRs)*+
   Bottler and marketer of
   Coca-Cola soft drinks
   (Consumer Goods
   and Services)                                      35,000        $    643,125
Efes Sinai Yatirim Holding (GDRs)*
   Bottler and marketer of
   Coca-Cola soft drinks
   (Consumer Goods and
   Services)                                          20,000             367,500
Migros Turk
   Retailer of food and consumer
   products (Retailing)                            1,018,750             998,375
                                                                    ------------
                                                                       2,009,000
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $82,193,875)                                                 92,727,050
                                                                    ------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                    ---------       ------------
CORPORATE BONDS 0.10%
  (Cost $92,712)
PORTUGAL 0.10%
Jeronimo Martins
   0%, 12/30/2004 (Retailing)                         16,875**      $     95,879
                                                                    ------------
TOTAL INVESTMENTS 95.52%
  (Cost $82,286,587)                                                  92,822,929
OTHER ASSETS
LESS LIABILITIES 4.48%                                                 4,355,645
                                                                    ------------

NET ASSETS 100.00%                                                  $ 97,178,574
                                                                    ============

----------
*  Non-income producing security.
** Principal amount reported in units of 1,000 Portuguese escudos. + Rule 144A security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Growth Opportunities Fund

PERFORMANCE REVIEW

For the six months ended April 30, 1998, Seligman Henderson Global Growth Opportunities Fund posted a total return of 22.52% based on the net asset value of Class A shares, outpacing the 16.72% total return of its peers, as measured by the Lipper Global Funds Average. Stocks around the world, as measured by the Morgan Stanley Capital International World Index (MSCI World Index), posted a total return of 19.08% for the period.

The investment backdrop during the period was dominated by the Pacific region's economic malaise and its consequences for the rest of the world. After the attack on the Hong Kong dollar was rejected, and the IMF-led assistance averted a widespread loan default in South Korea, global stock markets recovered remarkably. Markets were driven higher by a combination of factors, including: the containment of the Pacific region crisis; a reduction in global inflation and interest rate expectations; the creation of abundant liquidity through monetary expansion in the major economies; and the hope of substantial fiscal stimulus in Japan.

Overall, Continental Europe provided the best returns as economic growth gained momentum and inflation fell. In contrast, the Japanese market took another tumble in March as the fiscal stimulus plans proved disappointing. Growth stocks fared better than value stocks as the impact of the Pacific region contraction resulted in downward revisions to corporate earnings elsewhere in the world.

PORTFOLIO STRATEGY

The Fund's portfolio remained broadly invested in the four major growth themes:
26% was invested in Productivity; 36% in Quality of Life; 26% in Consumer is King; and the smallest portion of investments, 12%, in Global Trade. In the six months ended April 30, 1998, we began to shift away from the higher-growth Productivity theme toward the more stable growth offered by the Quality of Life theme.

PRODUCTIVITY

o Within this theme, we reduced the portfolio's exposure to technology stocks. As a result of excess capacity, reduced demand from the Pacific region, and lower expenditures by US corporations, the outlook for many technology sub-sectors, particularly hardware, worsened.

      In response, we sold several stocks including Adaptec and Compaq Computer in the US, and SGS Thomson Microelectronics, a French manufacturer of semiconductor integrated circuits. While we have reduced the Fund's investment in the operationally-leveraged commodity end of the technology sector, we remain committed to software-related stocks such as Microsoft in the US, Cap Gemini in France, and Meitec in Japan. With increasing activity in preparation for the year 2000, we expect that the software sector should still enjoy good demand.

                                [PHOTO OMITTED]

International Team: (from left) Ben Elwes, David Thornton, Michael Wood-Martin, Peter Bassett, (seated) Stacey Navin, Nitin Mehta (Portfolio Manager), Kirsteen Morrison. US Team: (not pictured) Marion S. Schultheis (Portfolio Manager), Michelle Borre, Dave Levy, Richard R. Schmaltz.

FUND OBJECTIVE

Seligman Henderson Global Growth Opportunities Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

INVESTMENT REPORT
Seligman Henderson Global Growth Opportunities Fund

Quality of Life

o In our search for more stable growth, several health care stocks were added to the portfolio. The insurance/reinsurance sub-theme was also an area that was expanded in the past six months.

      The stable growth of the health care sub-theme provided the stage for the addition of several stocks to the Fund: Eli Lilly and Bristol-Myers Squibb in the US, Elan in Ireland, and Astra in Sweden. In addition, we invested in Skandia Forsakrings in Sweden and Helvetia Patria in Switzerland, both potential beneficiaries of the rising demand for retail investment products throughout Europe. An earlier investment to exploit this theme was Mediolanum in Italy, a marketer of mutual funds and other financial services.

Consumer is King

o Within this theme, we shifted the portfolio's exposure away from the Pacific region, where consumer confidence collapsed, in favor of Continental Europe and the Americas, where consumption is still strong.

      In particular, Centros Comerciales Continente, a "hypermarket" chain operator in Spain, Hachette Filipacchi Medias, a magazine publisher in France, Kroger, a supermarket chain in the US, and Panamerican Beverages, a soft drink bottler in Mexico, were added to the portfolio in the past six months.

Global Trade

o Major activity was seen in the sub-theme of global communications, where there has been considerable growth. We have long argued the attraction of telecommunications in the emerging markets, as these stocks often combine the benefits of exciting growth with the stability of earnings found in utilities.

      With this in mind, we invested in Matav in Hungary, Telefonica de Argentina in Argentina, and Hellenic Telecommunication Organization in Greece. All should benefit from restructurings in preparation for competition and the application of new technology to create value-added products. These new holdings are additions to existing holdings, such as Telebras in Brazil, Videsh Sanchar Nigam in India, and Grupo Iusacell in Mexico.

SUMMARY

Most stock markets around the world have risen in the six months ended April 30, 1998, in response to a confluence of favorable events. In contrast, the near future may be more mixed. Many of the positive effects of declining expectations in terms of inflation and interest rates, combined with rising liquidity, are already reflected in stock prices. However, the end of the long bull market does not yet appear in sight. Excess manufacturing capacity in the Pacific region should keep global inflation at bay for longer than many expected. Outside the Pacific region, economic recessions do not seem likely.

As in the prior six-month period, we expect that growth in corporate earnings will receive greater scrutiny. In the US and the UK, earnings growth could attract greater attention as economic activity subsides to normal levels. In Continental Europe, where interest rates are bottoming out and valuation levels are peaking, further market gains will depend on good earnings growth. In the Pacific region, a deflationary environment will likely make earnings growth more prized. In summary, we remain positive on global growth stocks.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended April 30, 1998

                                                          AVERAGE ANNUAL
                                                 -------------------------------
                                                            CLASS B
                                                             SINCE       SINCE
                                       SIX         ONE     INCEPTION   INCEPTION
                                     MONTHS*      YEAR      4/22/96     11/1/95
                                    ---------    ------   ----------   ---------
Class A**
With Sales Charge                     16.68%     26.22%       n/a       17.73%
Without Sales Charge                  22.52      32.45        n/a       20.07

Class B**
With CDSL+                            16.96      26.23      15.76%        n/a
Without CDSL                          21.96      31.23      17.03         n/a

Class D**
With 1% CDSL                          20.96      30.23        n/a         n/a
Without CDSL                          21.96      31.23        n/a       19.12

Lipper Global Funds Average***        16.72      27.15      17.87++     19.96(a)

MSCI World Index***                   19.08      29.54      19.82++     21.62(a)

NET ASSET VALUE

                      APRIL 30, 1998      OCTOBER 31, 1997        APRIL 30, 1997
                      --------------      ----------------        --------------
Class A                   $10.81                $9.20                 $8.51
Class B                    10.59                 9.06                  8.42
Class D                    10.59                 9.06                  8.42

CAPITAL GAIN INFORMATION
For the Six Months Ended April 30, 1998

Paid                       $0.370
Realized                    0.423
Unrealized                  3.082(b)

      Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
*   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
*** The Lipper Global Funds Average and the Morgan Stanley Capital
    International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
+   The CDSL is 5% for periods of one year or less, and 3% since inception.
++  From April 30, 1996.
(a) From October 31, 1995.
(b) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund

      This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Growth Opportunities Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales load ("CDSL") for Class D shares, since the commencement of investment operations on November 1, 1995, through April 30, 1998, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that the Index excludes the effect of fees or sales charges, and the Average excludes the effect of sales charges.

                                 [GRAPH OMITTED]

      There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

      As shown on page 26, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

Largest Portfolio Changes
During the Six Months Ended April 30, 1998

                                                             SHARES
                                                     ------------------------
                                                                     HOLDINGS
ADDITIONS                                            INCREASE        4/30/98
---------                                            --------        --------
Actividades de Construccion
  y Servicios (Spain) ......................           68,000          68,000
American Telephone
  & Telegraph (US) .........................           30,200          30,200
Astra (Class A) (Sweden) ...................          129,415         129,415
Bristol-Myers Squibb (US) ..................           32,900          32,900
Centros Comerciales
  Continente (Spain) .......................          114,000         114,000
Coca-Cola Enterprises (US) .................           57,300          57,300
Hachette Filipacchi Medias
  (France) .................................            7,300           7,300
Kroger (US) ................................           56,300          56,300
Lilly (Eli) (US) ...........................           49,700          49,700
PolyGram (Netherlands) .....................           36,840          36,840

                                                             SHARES
                                                     ------------------------
                                                                     HOLDINGS
REDUCTIONS                                           DECREASE        4/30/98
----------                                           --------        --------
Compaq Computer (US) .......................           82,400(1)           --
Desc (ADRs)(Mexico) ........................          123,274              --
MBNA (US) ..................................           66,900          68,325
Microsoft (US) .............................           21,900          33,100(2)
Pfizer (US) ................................           26,000          38,400
Richter Gedeon (GDRs)
  (Hungary) ................................           32,000              --
SGS-Thomson
  Microelectronics (France) ................           36,070              --
Sol Melia (Spain) ..........................           62,376              --
United Healthcare (US) .....................           51,700              --
WorldCom (US) ..............................           81,200              --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 41,200 shares received as a result of 2-for-1 stock split.
(2) Includes 21,200 shares received as a result of 2-for-1 stock split.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund

COUNTRY ALLOCATION
April 30, 1998
                                                                          MSCI
                                                                         WORLD
                                                              FUND       INDEX
                                                             ------      ------
CONTINENTAL EUROPE .....................................      40.80%      23.93%
   Austria .............................................         --        0.20
   Belgium .............................................         --        0.74
   Denmark .............................................         --        0.48
   Finland .............................................       3.49        0.49
   France ..............................................       6.72        4.25
   Germany .............................................       6.32        4.94
   Greece ..............................................       0.84          --
   Hungary .............................................       1.45          --
   Ireland .............................................       1.43        0.25
   Italy ...............................................       2.40        2.26
   Netherlands .........................................       4.73        2.78
   Norway ..............................................       1.73        0.30
   Portugal ............................................         --        0.35
   Spain ...............................................       5.08        1.62
   Sweden ..............................................       4.21        1.55
   Switzerland .........................................       2.40        3.72
JAPAN ..................................................       6.53       10.56
LATIN AMERICA ..........................................       4.16          --
   Argentina ...........................................       0.36          --
   Brazil ..............................................       2.64          --
   Mexico ..............................................       1.16          --
PACIFIC ................................................       2.55        3.10
   Australia ...........................................       0.36        1.21
   China ...............................................       0.46          --
   HongKong ............................................         --        1.03
   Indonesia ...........................................       0.23          --
   Malaysia ............................................         --        0.37
   New Zealand .........................................         --        0.12
   Singapore ...........................................       0.49        0.37
   South Korea .........................................       0.22          --
   Taiwan ..............................................       0.79          --
UNITED KINGDOM .........................................      12.90       10.40
UNITED STATES ..........................................      29.75       49.60
OTHER ..................................................       1.42        2.41
   India ...............................................       1.07          --
   Russia ..............................................       0.35          --
   Canada ..............................................         --        2.41
OTHER ASSETS LESS LIABILITIES ..........................       1.89          --
                                                             ------      ------
TOTAL ..................................................     100.00%     100.00%
                                                             ======      ======

Largest Industries
April 30, 1998

  [The following table was represented as a bar chart in the printed material]

      DRUGS AND HEALTH CARE                                    $25,648,236
      COMPUTER AND TECHNOLOGY RELATED                          $20,877,798
      CONSUMER GOODS AND SERVICES                              $19,753,503
      FINANCIAL SERVICES                                       $18,997,047
      TELECOMMUNICATIONS                                       $18,662,973

Regional Allocation
April 30, 1998

  [The following table was represented as a pie chart in the printed material]

      United Kingdom                                                   12.90%
      Japan                                                             6.53%
      Latin America                                                     4.16%
      Pacific                                                           2.55%
      Continental Europe                                               40.80%
      United States                                                    29.75%
      Other                                                             1.42%
      Other Assets Less Liabilities                                     1.89%

Largest Portfolio Holdings
April 30, 1998

SECURITY                                                                 VALUE
--------                                                              ----------
Porsche (Germany) .........................................           $4,628,368
Nokia (Series A) (Finland) ................................            4,534,989
Parity (UK) ...............................................            4,397,212
Pfizer (US) ...............................................            4,370,400
Cap Gemini (France) .......................................            4,193,584
Accor (France) ............................................            3,972,005
Travelers (US) ............................................            3,753,853
Tomra Systems (Norway) ....................................            3,697,006
Adidas-Salomon (Germany) ..................................            3,692,656
L.M. Ericsson Telefon (Series B)
  (Sweden) ................................................            3,543,797

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Growth Opportunities Fund

                                                      SHARES           VALUE
                                                     --------       ------------
COMMON STOCKS 98.11%

ARGENTINA 0.36%
Telefonica de Argentina (ADRs)
  Provider of telecommunications
  services (Telecommunications)                       20,000        $    771,250
                                                                    ------------
AUSTRALIA 0.36%
Pacifica Group
  Manufacturer of industrial
  products, mainly automobile
  components (Automotive
  and Related)                                       215,300             589,460
Telstra*
  Provider of telecommunications
  services (Telecommunications)                       75,000             175,378
                                                                    ------------
                                                                         764,838
                                                                    ------------
BRAZIL 2.64%
Companhia Energetica de Minas
Gerais "Cemig" (ADRs)
  Provider of electrical power
  (Electric and Gas Utilities)                        18,100             857,487
Companhia Paranaense de
Energia "Copel" (ADRs)
  Provider of electric services and
  equipment (Electric and Gas
  Utilities)                                          52,000             741,000
Petroleo Brasileiro "Petrobras"
(ADRs)
  Producer and distributor of
  oil, petrochemicals, and gas
  (Resources)                                         79,600           2,014,318
Telecomunicacoes Brasileiras
"Telebras" (ADRs)
  Provider of telecommunications
  services (Telecommunications)                       16,650           2,029,219
                                                                    ------------
                                                                       5,642,024
                                                                    ------------
CHINA 0.46%
Huaneng Power International (ADRs)*
  Developer and manufacturer
  of coal-fired power plants
  (Electric and Gas Utilities)                        45,000             990,000
                                                                    ------------
FINLAND 3.49%
Nokia (Series A)
  Developer and manufacturer
  of cellular systems and equipment
  (Telecommunications)                                67,510           4,534,989
Raision Tehtaat
  Processor and marketer
  of food, chemicals,  and animal
  feed (Consumer Goods
  and Services)                                       15,900           2,918,261
                                                                    ------------
                                                                       7,453,250
                                                                    ------------
FRANCE 6.72%
Accor
  Hotel operator and
  provider of related services
  (Entertainment and Leisure)                         14,583           3,972,005
Cap Gemini
  Provider of computer
  consulting services (Computer
  and Technology Related)                             32,311           4,193,584
Genset (ADRs)*
  Biomedical research company
  (Drugs and Health Care)                             36,000           1,094,625
Hachette Filipacchi Medias
  Printer and publisher of magazines
  and newspapers; online content
  provider; distributor of cable radio
  (Publishing)                                         7,300           1,964,055
Valeo
  Manufacturer of automobile
  components (Automotive
  and Related)                                        31,698           3,150,046
                                                                    ------------
                                                                      14,374,315
                                                                    ------------
GERMANY 6.32%
Adidas-Salomon
  Manufacturer and marketer of
  sporting goods (Retailing)                          22,330           3,692,656
Lufthansa
  Airline services worldwide;
  operator of Penta hotels
  (Transportation)                                   128,000           2,989,755
Metro
  Department store operator
  (Retailing)                                         44,400           2,200,223
Porsche*
  Manufacturer of luxury sports cars
  (Automotive and Related)                             1,835           4,628,368
                                                                    ------------
                                                                      13,511,002
                                                                    ------------

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Growth Opportunities Fund

                                                      SHARES           VALUE
                                                     --------       ------------
GREECE 0.84%
Hellenic Telecommunication
Organization
  Provider of telecommunications
  services (Telecommunications)                       63,000        $  1,804,239
                                                                    ------------
HUNGARY 1.45%
Magyar Tavkozlesi "Matav" (ADRs)*
  Provider of telecommunications
  services (Telecommunications)                       56,700           1,672,650
MOL Magyar Olaj-es Gazipari
(GDRs)*+
  Oil and gas producer and
  distributor (Resources)                             46,500           1,419,413
                                                                    ------------
                                                                       3,092,063
                                                                    ------------
INDIA 1.07%
State Bank of India (GDRs)+
  Provider of banking services
  (Financial Services)                                42,300             791,010
Videsh Sanchar Nigam (GDRs)+
  Provider of international
  telecommunications services
  (Telecommunications)                               120,150           1,501,875
                                                                    ------------
                                                                       2,292,885
                                                                    ------------
INDONESIA 0.23%
Gulf Indonesia Resources*
  Developer and producer of
  oil and natural gas (Resources)                     32,000             492,000
                                                                    ------------
IRELAND 1.43%
Elan (ADRs)*
  Developer, manufacturer,
  and marketer of pharmaceutical
  delivery systems (Drugs
  and Health Care)                                    49,275           3,061,209
                                                                    ------------
ITALY 2.40%
Aeroporti di Roma
  Manager, operator, and
  developer of airfields and
  terminals (Transportation)                         158,650           2,221,010
Mediolanum*
  Life insurer; provider of
  a wide range of financial
  services (Financial Services)                       97,000           2,907,536
                                                                    ------------
                                                                       5,128,546
                                                                    ------------
JAPAN 6.53%
Bellsystem 24
  Telemarketer (Business Goods
  and Services)                                        8,400           1,160,320
Daitec
  Developer of point-of-sale
  systems for Nippon Oil
  (Business Goods and Services)                       38,700             626,002
Diamond Computer Service
  Provider of data processing
  and software development
  services (Computer and
  Technology Related)                                 59,000             887,785
H.I.S
  Travel agency specializing
  in overseas and package tours
  (Entertainment and Leisure)                         46,000             719,859
Hogy Medical
  Producer of disposable surgical
  gowns and medical supplies
  (Drugs and Health Care)                             32,300             976,910
Keyence
  Manufacturer of detection
  devices and measuring control
  equipment (Electronics)                             11,300           1,514,998
Kyocera
  Supplier of semiconductor
  packaging, capacitors, and
  cellular components
  (Electronics)                                       30,000           1,566,415
Meitec
  Provider of software engineering
  services (Computer and
  Technology Related)                                 59,100           1,934,206
Nomura Securities
  Securities firm
  (Financial Services)                               140,000           1,701,087
Sanyo Shinpan Finance
  Consumer finance company
  (Financial Services)                                21,900             856,788
Secom
  Security services pioneer
  (Support Services)                                  23,000           1,349,735
Softbank
  PC wholesaler (Computer
  and Technology Related)                             14,600             670,052
                                                                    ------------
                                                                      13,964,157
                                                                    ------------

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Growth Opportunities Fund

                                                      SHARES           VALUE
                                                     --------       ------------
MEXICO 1.16%
Grupo Iusacell (ADRs)*
  Provider of wireless
  telecommunications services
  (Telecommunications)                                42,100        $    815,688
Panamerican Beverages (Class A)
  Producer of Coca-Cola and
  other beverages (Consumer
  Goods and Services)                                 41,800           1,666,775
                                                                    ------------
                                                                       2,482,463
                                                                    ------------
NETHERLANDS 4.73%
Elsevier
  Global printer and publisher
  of professional trade journals
  and consumer magazines
  (Publishing)                                       117,615           1,774,201
Gucci Group
  Manufacturer and marketer of
  luxury apparel and accessories
  (Consumer Goods and Services)                       27,405           1,276,045
Koninklijke KNP BT
  Producer of paper, corporate
  graphics, and packaging products
  (Business Goods and Services)                       73,060           2,005,455
Philips Electronics
  Consumer and industrial
  electronics (Electronics)                           40,080           3,528,483
PolyGram
  Producer, marketer, and
  distributor of recorded music,
  film, television, and video
  programming (Entertainment
  and Leisure)                                        36,840           1,519,589
                                                                    ------------
                                                                      10,103,773
                                                                    ------------
NORWAY 1.73%
Tomra Systems
  Provider of recycling systems
  used mainly for beverage
  containers and crates
  (Business Goods and Services)                      115,000           3,697,006
                                                                    ------------
RUSSIA 0.35%
Tatneft (ADRs)
  Oil and gas explorer and
  producer (Resources)                                39,000             755,625
                                                                    ------------
SINGAPORE 0.49%
Advanced Systems Automation
  Manufacturer of machines which
  produce packaging for the
  semiconductor industry
  (Manufacturing and Industrial
  Equipment)                                         466,000             506,170
Electronic Resources
  Distributor of electronic
  components and computer
  peripherals (Electronics)                          500,000             543,101
                                                                    ------------
                                                                       1,049,271
                                                                    ------------
SOUTH KOREA 0.22%
Samsung Electronics (GDRs)*
  Manufacturer of consumer and
  industrial electronics and
  semiconductors (Electronics)                        17,700             460,200
                                                                    ------------
SPAIN 5.08%
Actividades de Construccion
y Servicios
  Designer and builder of public
  works projects, residential homes,
  and other buildings
  (Construction and Property)                         68,000           2,229,435
Aguas de Barcelona
  Drinking water supplier;
  waste management
  (Consumer Goods and Services)                       53,445           3,045,389
Aguas de Barcelona (Rights)*
  Drinking water supplier;
  waste management
  (Consumer Goods and Services)                          485              26,889
Centros Comerciales Continente
  Hypermarket chain selling
  groceries, kitchen appliances,
  auto accessories, and clothing
  (Retailing)                                        114,000           2,683,584
Tabacalera (Class A)
  Manufacturer and marketer
  of tobacco products (Tobacco)                      133,300           2,866,949
                                                                    ------------
                                                                      10,852,246
                                                                    ------------
SWEDEN 4.21%
Astra (Class A)
  Developer, manufacturer, and
  marketer of pharmaceuticals
  (Drugs and Health Care)                            129,415           2,655,677

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Growth Opportunities Fund

                                                      SHARES           VALUE
                                                     --------       ------------
SWEDEN (continued)
Autoliv (SDRs)
  Manufacturer and worldwide
  retailer of automobile airbags
  and other safety equipment
  (Automotive and Related)                             8,400        $    254,766
L.M. Ericsson Telefon (Series B)
  Manufacturer of telecom-
  munications equipment
  (Telecommunications)                                67,300           3,543,797
Kalmar Industries
  Manufacturer of forklifts and
  special lift trucks (Manufacturing
  and Industrial Equipment)                           83,600           1,348,683
Skandia Forsakrings
  Provider of insurance,
  reinsurance, savings and
  pension, and banking services
  (Financial Services)                                17,300           1,203,451
                                                                    ------------
                                                                       9,006,374
                                                                    ------------
SWITZERLAND 2.40%
Helvetia Patria Holding
  Provider of life, property, and
  casualty insurance (Financial
  Services)                                            1,945           2,227,297
Sairgroup
  International airline operator
  (Transportation)                                     2,221           2,901,200
                                                                    ------------
                                                                       5,128,497
                                                                    ------------
TAIWAN 0.79%
Hotung Investment Holdings
  Investor in unlisted
  technology-related companies
  (Financial Services)                             2,400,000             630,000
Siliconware Precision
Industries (GDRs)*
  Manufacturer and distributor
  of electronic components
  (Electronics)                                       28,000             423,500
Synnex Technology
International (GDRs)*
  Manufacturer of PCs and
  peripherals (Computer and
  Technology Related)                                 28,400             646,100
                                                                    ------------
                                                                       1,699,600
                                                                    ------------
UNITED KINGDOM 12.90%
Airtours
  Tour operator (Entertainment
  and Leisure)                                       170,000           1,492,706
Bodycote International
  Diversified manufacturer and
  distributor (Industrial Goods
  and Services)                                      125,000           2,508,750
British Biotech
  Biotechnology company
  (Drugs and Health Care)                            300,000             299,796
CRT Group
  Provider of training and
  recruitment services; publisher
  of multimedia products
  (Support Services)                                 350,000           2,569,796
Dixons Group
  Consumer electronics retailer
  (Retailing)                                         90,000             861,379
Games Workshop Group
  Manufacturer and retailer
  of specialty games (Retailing)                     150,000           2,038,359
Granada Group
  Television group with additional
  leisure interests including hotels
  (Entertainment and Leisure)                        128,800           2,216,651
Halma
  Producer of fire detection and
  security equipment
  (Electronics)                                      503,066           1,114,826
Ladbroke Group
  Leisure group with interests
  in hotels and gaming
  (Entertainment and Leisure)                        375,000           2,071,287
Parity
  Provider of computer software
  and consulting services
  (Computer and
  Technology Related)                                337,500           4,397,212
Pizza Express
  Operator of restaurant
  chain (Restaurants)                                245,000           3,194,099
Rolls Royce
  Aerospace; power generation,
  transmission, and distribution
  systems (Aerospace)                                350,000           1,646,367

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Growth Opportunities Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED KINGDOM (continued)
WPP Group
  Provider of worldwide
  marketing services, including
  advertising, public relations,
  and market research (Business
  Goods and Services)                                500,000        $  3,173,569
                                                                    ------------
                                                                      27,584,797
                                                                    ------------
UNITED STATES 29.75%
American International Group
  Commercial and industrial
  insurer; financial services
  (Financial Services)                                19,850           2,611,516
American Telephone & Telegraph
  Provider of communication
  services and products
  (Telecommunications)                                30,200           1,813,888
Bristol-Myers Squibb
  Developer and manufacturer of
  health and personal care
  products (Drugs and Health
  Care)                                               32,900           3,483,288
Cardinal Health
  Distributor of pharmaceutical
  products (Drugs and
  Health Care)                                        32,500           3,128,125
Coca-Cola Enterprises
  Bottler and distributor
  of Coca-Cola products
  (Consumer Goods and Services)                       57,300           2,163,075
ConAgra
  Developer and manufacturer
  of prepared foods and
  agricultural products (Consumer
  Goods and Services)                                 38,300           1,117,881
Dayton Hudson
  General merchandise retailer,
  specializing in large stores
  (Retailing)                                         38,500           3,361,531
Disney, Walt
  Theme parks and hotel operator;
  film production (Entertainment
  and Leisure)                                        25,000           3,107,812
General Electric
  Supplier of electrical equipment
  and other industrial and
  consumer products (Diversified)                     36,700           3,124,087
Hewlett-Packard
  Manufacturer of computers
  and peripherals (Computer
  and Technology Related)                             35,300           2,658,531
Intel
  Manufacturer of microprocessors
  and FLASH memory circuits
  (Computer and Technology
  Related)                                            31,000           2,506,156
Interpublic Group of Companies
  Global advertising through
  agencies in various countries
  (Business Goods and Services)                       55,350           3,535,481
Kroger*
  Operator of supermarkets and
  convenience stores (Consumer
  Goods and Services)                                 56,300           2,357,563
Lilly (Eli)
  Developer and manufacturer
  of pharmaceuticals (Drugs and
  Health Care)                                        49,700           3,457,256
MBNA
  Issuer of credit cards; deposit,
  loan, and transaction processing
  (Financial Services)                                68,325           2,314,509
Merck
  Developer and manufacturer
  of pharmaceuticals (Drugs
  and Health Care)                                    25,900           3,120,950
Microsoft*
  Producer of computer
  software (Computer and
  Technology Related)                                 33,100           2,984,172
PepsiCo
  Manufacturer and marketer
  of soft drinks and consumer
  products (Consumer Goods
  and Services)                                       64,500           2,559,844

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Growth Opportunities Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
Pfizer
  Ethical drugs; hospital products;
  and specialty chemicals
  (Drugs and Health Care)                             38,400        $  4,370,400
Procter & Gamble
  Manufacturer and distributor
  of household and personal
  care products (Consumer
  Goods and Services)                                 31,900           2,621,781
Travelers
  Provider of broad-based financial
  services (Financial Services)                       61,350           3,753,853
Xerox
  Developer, manufacturer, and
  marketer of office automation
  products (Business Goods
  and Services)                                       30,500           3,461,750
                                                                    ------------
                                                                      63,613,449
                                                                    ------------

                                                                       VALUE
                                                                    ------------
TOTAL INVESTMENTS 98.11%
  (Cost $148,272,446)                                               $209,775,079
OTHER ASSETS
LESS LIABILITIES 1.89%                                                 4,050,554
                                                                    ------------
NET ASSETS 100.00%                                                  $213,825,633
                                                                    ============

----------
* Non-income producing security.
+ Rule 144A security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund

PERFORMANCE REVIEW

For the six months ended April 30, 1998, Seligman Henderson Global Smaller Companies Fund posted a total return of 15.81% based on the net asset value of Class A shares. In the same period, the Fund's peers, as measured by the Lipper Global Small Cap Funds Average, posted a total return of 11.05%, and the Salomon Brothers World Extended Market Index posted a total return of 12.10%.

PORTFOLIO STRATEGY

United States

o During the period, the performance of smaller companies as a whole again lagged large companies. Following the consistent underperformance of smaller companies in late 1997, February 1998 was a strong month for small caps. However, by April, the performance of small caps was once again disappointing.

      While expectations for earnings growth of smaller companies may be better, and valuations were certainly more attractive than the valuations of large companies, investors and liquidity flows continued to focus on larger companies.

      Overall, the portfolio's exposure to the US rose from 43% at the beginning of the period to 45% in late April. It is unlikely that this will increase in the near term, as the outlook for European small-cap markets appears more attractive.

United Kingdom

o During the period, the UK equity market was dominated by liquidity flows, and share buybacks in the first quarter of 1998 exceeded those for all of 1997. This proved to be a powerful force for large companies, making the outperformance of the smaller companies thus far in 1998 even more impressive. However, in the six months ended April 30, 1998, smaller companies rose 20.9% compared to the 23.8% rise experienced by larger companies as measured by the Salomon Brothers World Indices. Recent evidence of a slowing economy and a weaker currency has reduced the need for an immediate increase in interest rates, and could give way to a period of solid performance from less highly rated smaller companies.

FUND OBJECTIVE

Seligman Henderson Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

                                [PHOTO OMITTED]

International Team: (from left) Andrew McNally, William Garnett, Heather Manners, Andrew Stack, (seated) Miranda Richards, Iain C. Clark (Portfolio Manager)

                                [PHOTO OMITTED]

US Team: (from left) Rick Ruvkun, Sonia Thomas (Administrative Assistant), Bruce Zirman, Hilary Shane, Ted Hillenmeyer, (seated) Arsen Mrakovcic (Portfolio Manager)

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund

      The portfolio's weighting in the UK rose from 18% at October 31, 1997, to 20% at the end of April. The portfolio's significant overweighting compared to the Salomon Brothers World Extended Market Index will remain in place until prospects begin to improve elsewhere in the world. The Fund continues to emphasize companies in the service sector that have visible earnings growth and pricing power -- crucial traits in an environment of low inflation.

Continental Europe

o Both small and large companies performed very well in Continental Europe in the six months ended April 30, 1998. However, here again, small companies fared less well in relative terms, while in absolute terms, performance was good.

      The portfolio's weighting in Continental Europe decreased from 25.7% at the end of October 1997 to 23.8% at April 30, 1998. This decrease was the result of changes in individual portfolio holdings rather than a regional allocation decision. Several new stocks were added to the portfolio during the period: Etam Developpement, a French women's fashion retailer, and Genset, also in France, which specializes in gene mapping. Going forward, we expect to increase the portfolio's weighting in Continental Europe, as the region offers the best growth/valuation combination for smaller companies.

Japan

o The economic background in Japan deteriorated during the past six months, as domestic problems were joined by weakness in the export market of the Pacific region. The fiscal stimulus packages announced by the government failed to meet investor expectations, which further depressed investor sentiment. Smaller companies were particularly weak in the final two months of 1997, although they recovered somewhat in the first quarter of 1998. Overall, in the past six months, smaller companies in Japan were the weakest regionally, exacerbated by the weakening yen against the US dollar.

      The portfolio's weighting in Japan fell from 8% at October 31, 1997, to 4.5% at April 30, 1998 -- an underweighted position compared to the Salomon Brothers World Extended Market Index. We reduced the portfolio's exposure to the heavily cyclical companies, while we added holdings with prospects for steady growth, such as Nippon Broadcasting System. Looking forward, it is unlikely that we will increase the portfolio's exposure to this region until there is clear evidence of economic recovery.

Pacific Region

o The decline of the Pacific markets that began in the summer of 1997 showed no signs of abating in the final months of the year. Further, the first weeks of January brought another round of declines in many markets. Thereafter, the region bounced sharply as the expected economic and financial meltdown failed to materialize. However, this hiatus proved short-lived, as the reality of the economic, political, and market situations hit investors, and markets began to lose some of their 1998 gains. Small caps fared particularly poorly during the period.

      We believe it is likely that the region will remain depressed for some time, especially if evidence of a slowdown in China appears. A slowdown will ignite fears of another round of currency weakness and growing political uncertainty.

      The portfolio's weighting in the region was reduced to 2.1% at April 30, 1998. This below-index weighting is unlikely to be increased in the foreseeable future, as we believe it will be a while before compelling investment opportunities in the small-cap arena emerge.

SUMMARY

In the last six months, the equity markets have become increasingly volatile. Among small-capitalization companies, valuations in many regions are attractive, with higher earnings growth forecasts than the forecasts for large-capitalization companies. Although there are tentative signs that investors are beginning to recognize this, it is far from becoming an established trend. Indeed, as long as corporate activity remains one of the primary focuses of investors, it will be difficult to see small caps consistently outperforming large caps.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund

Country Allocation
April 30, 1998
                                                                         SALOMON
                                                                        BROTHERS
                                                                          WORLD
                                                               FUND     EM INDEX
                                                              -------  ---------
CONTINENTAL EUROPE .....................................      23.79%      17.78%
   Austria .............................................       0.63        0.11
   Belgium .............................................       0.97        0.50
   Denmark .............................................       2.07        0.31
   Finland .............................................       1.31        0.49
   France ..............................................       6.22        2.82
   Germany .............................................       2.27        3.19
   Ireland .............................................         --        0.27
   Italy ...............................................       0.68        1.72
   Netherlands .........................................       4.06        2.38
   Norway ..............................................       0.79        0.29
   Spain ...............................................         --        1.15
   Sweden ..............................................       2.31        1.25
   Switzerland .........................................       2.48        3.30
JAPAN ..................................................       4.53        6.97
PACIFIC ................................................       2.09        2.54
   Australia ...........................................       0.69        1.16
   Hong Kong ...........................................       0.63        0.94
   Malaysia ............................................         --        0.18
   New Zealand .........................................       0.05        0.08
   Philippines .........................................       0.07          --
   Singapore ...........................................       0.32        0.18
   South Korea .........................................       0.08          --
   Taiwan ..............................................       0.16          --
   Thailand ............................................       0.09          --
UNITED KINGDOM .........................................      20.02       11.83
UNITED STATES ..........................................      45.20       58.57
OTHER ..................................................       1.44        2.31
   Bermuda .............................................       0.11          --
   Canada ..............................................       1.03        2.31
   Chile ...............................................       0.07          --
   India ...............................................       0.18          --
   Israel ..............................................       0.05          --
OTHER ASSETS LESS LIABILITIES ..........................       2.93          --
                                                             ------      ------
TOTAL ..................................................     100.00%     100.00%
                                                             ======      ======

Largest Industries
April 30, 1998

  [The following table was represented as a bar chart in the printed material]

      BUSINESS SERVICES                                       $103,847,298
      MANUFACTURING                                            $95,400,241
      CONSUMER GOODS AND SERVICES                              $79,111,458
      RETAILING                                                $73,087,409
      DRUGS AND HEALTH CARE                                    $69,495,547

Regional Allocation
April 30, 1998

  [The following table was represented as a pie chart in the printed material]

      United Kingdom                                                20.02%
      Japan                                                          4.53%
      Pacific                                                        2.09%
      United States                                                 45.20%
      Continental Europe                                            23.79%
      Other                                                          1.44%
      Other Assets Less Liabilities                                  2.93%

Largest Portfolio Holdings
April 30, 1998

SECURITY                                                                VALUE
--------                                                             -----------
Ashtead Group (UK) ........................................          $17,929,200
CMG (Netherlands) .........................................           16,707,920
Parity (UK) ...............................................           15,699,674
AccuStaff (US) ............................................           14,669,288
Montupet (France) .........................................           13,947,481
F.I. Group (UK) ...........................................           13,916,227
Pizza Express (UK) ........................................           12,154,523
IBC Group (UK) ............................................           12,137,751
L'Europeenne d'Extincteurs (France) .......................           11,903,316
CRT Group (UK) ............................................           11,527,372

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended April 30, 1998

                                                                          AVERAGE ANNUAL
                                                        ----------------------------------------------------
                                                                              CLASS A    CLASS B    CLASS D
                                                                               SINCE      SINCE      SINCE
                                             SIX         ONE        FIVE     INCEPTION  INCEPTION  INCEPTION
                                           MONTHS*      YEAR        YEARS     9/9/92     4/22/96    5/3/93
                                           ------       ----        -----    ---------  ---------  ---------
Class A**
With Sales Charge                           10.30%      22.06%     18.87%      20.21%      n/a         n/a
Without Sales Charge                        15.81       28.11      20.02       21.26       n/a         n/a

Class B**
With CDSL+                                  10.40       22.16        n/a         n/a     10.93%        n/a
Without CDSL                                15.40       27.16        n/a         n/a     12.26         n/a

Class D**
With 1% CDSL                                14.33       26.15        n/a         n/a       n/a         n/a
Without CDSL                                15.33       27.15        n/a         n/a       n/a       19.05%

Lipper Global Small Cap Funds Average***    11.05       23.22      14.88       16.23++   10.52(a)    14.88(b)

Salomon Brothers World EM Index***          12.10       27.44      12.75       14.21+++  12.16(a)    12.75(b)

NET ASSET VALUE

                      APRIL 30, 1998      OCTOBER 31, 1997        APRIL 30, 1997
                      --------------      ----------------        --------------
Class A                   $17.35               $15.62                $14.12
Class B                    16.62                15.04                 13.65
Class D                    16.62                15.05                 13.65

CAPITAL GAIN INFORMATION
For the Six Months Ended April 30, 1998

Paid                       $0.627
Realized                    0.267
Unrealized                  2.966(c)

      Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
*   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
*** The Lipper Global Small Cap Funds Average and the Salomon Brothers World
    Extended Market Index (Salomon Brothers World EM Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Brothers World EM Index excludes the effect of fees and sales charges.The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
+   The CDSL is 5% for periods of one year or less, and 3% since inception.
++  From September 10, 1992.
+++ From August 31, 1992.
(a) From April 30, 1996.
(b) From April 30, 1993.
(c) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund

      This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, since the commencement of investment operations on September 9, 1992, through April 30, 1998, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Brothers World Extended Market Index (Salomon Brothers World EM Index) for the same period. It is important to keep in mind that the Indices exclude the effect of fees or sales charges, and the Average excludes the effect of sales charges.

                                 [GRAPH OMITTED]

      There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

      As shown on page 38, the performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

Largest Portfolio Changes
During the Six Months Ended April 30, 1998

                                                                SHARES
                                                     ---------------------------
                                                                        HOLDINGS
ADDITIONS                                            INCREASE           4/30/98
---------                                            --------           --------
Barnes & Noble (US) ........................           147,800           147,800
Benckiser (Series B)
  (Netherlands) ............................           123,400           123,400
Coinmach Laundry (US) ......................           223,000           236,100
EduTrek International
  (Class A) (US) ...........................           187,700           187,700
Etam Developpement
  (France) .................................            82,963            82,963
Hearst-Argyle Television
  (Class A)(US) ............................           152,400           152,400
McDermott
  International (US) .......................           121,800           121,800
Scherer (R.P.) (US) ........................           122,300           122,300
Sinclair Broadcast
  Group (Class A) (US) .....................            66,000            66,000
UCAR International (US) ....................           272,000           272,000

                                                                SHARES
                                                     ---------------------------
                                                                        HOLDINGS
REDUCTIONS                                           DECREASE           4/30/98
----------                                           --------           --------
AmeriSource Health
  (Class A) (US) ..........................            151,600                --
BDM International (US) ....................            175,000                --
Budget Group (US) .........................            284,800            65,200
Ceridian (US) .............................            167,800           186,900
Dominick's
  Supermarkets (US) .......................            150,000                --
FactSet Research
  Systems (US) ............................            229,000           271,000
NCS HealthCare
  (Class A) (US) ..........................            210,000           110,000
Rauma (Finland) ...........................            388,100            65,450
Source Services (US) ......................            300,000(1)             --
Universal Outdoor
  Holdings (US) ...........................            196,400                --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 100,000 shares received as a result of a 3-for-2 stock split.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
COMMON STOCKS 96.17%

AUSTRALIA 0.69%
BRL Hardy
  Owner and operator of
  vineyards; producer and
  distributor of wines (Consumer
  Goods and Services)                                320,000        $  1,114,108
CSL
  Developer, manufacturer,
  and marketer of human and
  veterinary pharmaceutical and
  diagnostic products (Medical
  Products and Technology)                           143,000             984,588
Futuris
  Mini-conglomerate with
  interests in automobile
  components, building
  materials, and financial
  services (Automotive Parts
  Manufacturing)                                     760,822             761,055
HIH Winterthur International
Holdings
  General insurance provider
  (Financial Services)                               518,800           1,071,617
Hoyts Cinemas Group
  Owner and operator of
  movie theaters (Media)                             595,000             966,206
National Foods
  Marketer of dairy products;
  fruit juice processor; producer
  of food packaging (Consumer
  Goods and Services)                                570,000           1,018,170
Pasminco
  Explorer, producer, and
  developer of lead, zinc,
  and silver mines (Metals)                          852,000             896,535
Henry Walker Group
  Provider of civil engineering
  and mining services
  (Support Services)                                 607,500             797,095
                                                                    ------------
                                                                       7,609,374
                                                                    ------------
AUSTRIA 0.63%
Bau Holdings
(Voting Preference Shares)
  Construction and civil
  engineering (Construction
  and Property)                                      103,250           4,780,282
Bau Holdings
  Construction and civil engineering
  (Construction and Property)                         37,894           2,213,270
                                                                    ------------
                                                                       6,993,552
                                                                    ------------
BELGIUM 0.97%
Telinfo
  Developer of telecommunications
  network for businesses
  (Telecommunications)                               119,040          10,763,401
                                                                    ------------
BERMUDA 0.11%
Dairy Farm International
Holdings
  International food retailer,
  manufacturer, and wholesaler
  (Retailing)                                        924,000           1,182,720
                                                                    ------------
CANADA 1.03%
DUSA Pharmaceuticals*
  Developer of photodynamic
  therapy and photodetection
  (Drugs and Health Care)                            170,000           2,252,500
Finning International
  Lessor of construction
  equipment (Construction and
  Property)                                          210,000           2,172,135
FirstService*
  Provider of property
  management and
  business services
  (Business Services)                                165,500           1,980,828
Tarragon Oil and Gas*
  Explorer, developer, and
  producer of oil and gas
  (Resources)                                        370,000           2,560,017
Teleglobe
  Owner and operator of a
  worldwide telecommunications
  network (Telecommunications)                        55,000           2,402,418
                                                                    ------------
                                                                      11,367,898
                                                                    ------------
CHILE 0.07%
Distribucion y Servicio (ADRs)*
  Supermarket operator (Retailing)                    45,400             800,175
                                                                    ------------

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
DENMARK 2.07%
Danske Traelastkompagni
  Timber supply company
  (Construction and Property)                         85,981        $  9,162,337
Sydbank
  Commercial financial services
  provider (Financial Services)                      109,700           6,117,175
Thorkild Kristensen
  Property development
  (Construction and Property)                         84,811           7,613,918
                                                                    ------------
                                                                      22,893,430
                                                                    ------------
FINLAND 1.31%
Rauma
  Manufacturer of forestry-related
  machinery (Capital Goods)                           65,450           1,225,284
Tamro (Series A)
  Pharmaceutical distributor for
  Scandinavia and the Baltics
  (Drugs and Health Care)                          1,127,230           8,068,711
Valmet
  Manufacturer of paper and
  pulp machinery
  (Capital Goods)                                    313,290           5,192,319
                                                                    ------------
                                                                      14,486,314
                                                                    ------------
FRANCE 6.04%
ECIA
  Manufacturer of automobile
  components (Automotive Parts
  Manufacturing)                                      30,248           9,510,464
Etam Developpement*
  Retailer of women's clothing
  and intimate apparel (Retailing)                    82,963           7,830,990
Genset (ADRs)*
  DNA technology firm seeking
  to identify and patent genes
  and regulatory regions related
  to specific diseases (Drugs and
  Health Care)                                       115,000           3,496,719
IMS International Metal Service
  Distributor and broker of
  specialized metal
  products (Metals)                                  123,170           1,924,052
L'Europeenne d'Extincteurs++
  Manufacturer and distributor of
  fire extinguishers
  (Manufacturing)                                    142,402          11,903,316
L'Europeenne d'Extincteurs
(Warrants)*
  Manufacturer and distributor
  of fire extinguishers
  (Manufacturing)                                     21,908             243,928
Montupet
  Manufacturer of automobile
  components (Automotive Parts
  Manufacturing)                                      41,021          13,947,481
Rexel
  European electrical distributor
  (Electrical Distribution)                            6,900           2,769,173
Rubis
  Chemical storage and distribution
  company (Transportation)                            67,099           1,882,229
Sylea
  Manufacturer of automobile
  components (Automotive Parts
  Manufacturing)                                      86,233           7,810,052
Virbac
  Manufacturer of veterinary
  drugs and products
  (Veterinary Products)                               66,532           5,450,814
                                                                    ------------
                                                                      66,769,218
                                                                    ------------
GERMANY 1.65%
Gerry Weber International*
  Designer and manufacturer
  of women's apparel
  (Manufacturing)                                      4,281             117,990
Moebel Walther
  Retailer of furniture and related
  products (Retailing)                               174,470           7,382,917
Tarkett
  Manufacturer and distributor
  of hardwood flooring
  (Consumer Goods
  and Services)                                      309,420          10,681,537
                                                                    ------------
                                                                      18,182,444
                                                                    ------------
HONG KONG 0.63%
Esprit Holdings
  Retail and wholesale distributor
  of high-quality fashion
  products (Retailing)                             1,511,000             599,642

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
HONG KONG (continued)
Global-Tech Appliances*
  Designer, developer, and
  manufacturer of household
  appliances (Consumer Goods
  and Services)                                       39,800        $    781,075
Johnson Electric Holdings
  Designer, manufacturer, and
  marketer of micromotors
  (Electronics)                                      422,000           1,429,632
Li & Fung
  Export trader and wholesale
  distributor of consumer
  products (Consumer Goods
  and Services)                                      731,000           1,226,431
Shenzhen Expressway (Series H)
  Developer and operator of
  highways (Transportation)                        4,200,000           1,151,836
Yanzhou Coal Mining
(Series H)*
  Mining company producing
  prime-quality, low-sulphur
  coal (Resources)                                 1,374,000             359,082
Zindart (ADRs)*
  Manufacturer of die-cast and
  injection-molded products
  including collectibles,
  ornaments, and action figures
  (Manufacturing)                                     97,900           1,444,025
                                                                    ------------
                                                                       6,991,723
                                                                    ------------
INDIA 0.18%
Gujurat Ambuja Cement (GDRs)
  Cement producer
  (Building Materials)                               260,000           1,943,500
                                                                    ------------
ISRAEL 0.05%
Zag Industries*
  Designer, developer, and
  manufacturer of plastic consumer
  products (Manufacturing)                            41,500             568,031
                                                                    ------------
ITALY 0.68%
La Doria++
  Producer of food, specializing
  in fruits, fruit juices, and canned
  tomatoes (Consumer Goods
  and Services)                                    2,054,091           7,536,885
                                                                    ------------
JAPAN 4.43%
Aiya
  Operator of restaurant chain
  (Restaurants)                                       94,000             735,508
Aoyama Trading
  Retailer of clothing (Retailing)                    73,000           1,675,131
Asahi Diamond Industries
  Manufacturer of diamond-tipped
  tools (Manufacturing)                              120,000             541,700
Asatsu
  Advertising agency (Advertising)                    65,700           1,176,436
Benesse
  Provider of education services
  (Business Services)                                 20,300             653,681
Danto
  Manufacturer of wall and floor
  tiles (Building Materials)                          53,000             340,932
Enplas
  Manufacturer of electronic
  components and engineering
  plastics (Electronics)                              46,000             581,424
Forval
  Seller of telephones
  (Telecommunications)                                40,000             358,124
Fuji Fire and Marine Insurance
  Non-life insurance firm
  (Financial Services)                               735,000           1,741,903
Fujicco
  Food manufacturer (Consumer
  Goods and Services)                                 67,300             734,191
Fujitsu Business Systems
  Distributor of computer
  equipment (Business Services)                       82,800           1,277,057
Glory Kogyo
  Manufacturer and major exporter
  of currency-handling machines
  (Manufacturing)                                     84,000           1,403,002
H.I.S
  Travel agency specializing in
  overseas and package tours
  (Leisure and Hotels)                                22,000             344,280
Higashi Nihon House
  Home builder (Construction
  and Property)                                      169,000             724,749
Hitachi Information Systems
  Leading data processing firm
  (Computer Software)                                 84,000             838,009

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
JAPAN (continued)
Hitachi Medical
  Manufacturer of medical
  equipment (Medical Products
  and Technology)                                     59,800        $    656,871
Hogy Medical
  Producer of disposable surgical
  gowns and medical supplies
  (Medical Products and
  Technology)                                         28,000             846,857
Hokkai Can
  Manufacturer of cans for the
  food industry (Manufacturing)                      277,000             625,212
Horiba Instruments
  Manufacturer of instruments
  and analyzers (Electronics)                        121,000           1,374,638
Iino Kaiun Kaisha
  Shipping company
  (Transportation)                                   608,000           1,189,332
Japan Information Processing Service
  Computer software developer
  (Computer Software)                                 72,500             643,644
Joshin Denki
  Budget electrical appliance
  retailer (Retailing)                               196,000             461,558
Kentucky Fried Chicken
  Fast food restaurants
  (Restaurants)                                       72,000             736,711
Kissei Pharmaceutical
  Manufacturer, seller, importer,
  and exporter of medical products
  (Drugs and Health Care)                             41,000             501,260
Komatsu Seiren
  Printer of long-staple fabrics
  (Manufacturing)                                    120,000             670,805
Komori
  Manufacturer of offset printing
  machines (Capital Goods)                           101,000           1,709,739
Maspro Denkoh
  Manufacturer of reception-related
  telecommunications equipment
  (Telecommunications)                               108,600             915,111
Mitsubishi Cable Industries
  Manufacturer of wire and cable
  products (Manufacturing)                           277,000             543,934
Mitsui Home
  Home builder (Construction
  and Property)                                      199,000           1,122,898
Namura Shipbuilding
  Shipbuilder (Capital Goods)                        206,000             604,446
Nichicon
  Manufacturer of electrical
  equipment (Manufacturing)                           66,000             715,043
Nippon Broadcasting System
  Vendor of time slots of radio
  broadcasting; producer and
  marketer of radio programs
  (Media)                                              2,000              91,487
Nippon Seiki
  Manufacturer of automobile
  components (Automotive Parts
  Manufacturing)                                     126,000             824,738
Nishio Rent All
  Rentor of construction equipment
  (Construction and Property)                         78,100             658,105
Nissha Printing
  Integrated printing firm
  (Paper and Printing)                                99,000             596,614
Nisshin Fire & Marine Insurance
  Non-life insurance company
  (Financial Services)                               288,000             834,217
Nittetsu Mining
  Open cast coal miner
  (Resources)                                        191,000             742,933
Nova
  Provider of language instruction
  courses (Consumer Goods
  and Services)                                      132,000             377,384
Okinawa Electric Power
  Supplier of electricity to Okinawa
  Island (Electric Utilities)                         55,300             836,271
Olympus Optical
  Manufacturer of optoelectronic
  and other products (Electronics)                    60,000             483,015
Otsuka Kagu
  Furniture retailer (Retailing)                      19,200             873,942
Ryoyo Electro
  Distributor of electronic goods
  (Electronics)                                      115,000           1,470,000

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
JAPAN (continued)
Sagami Chain
  Noodle restaurant chain
  (Restaurants)                                       94,000        $    783,599
Sankyo
  Manufacturer of pachinko game
  equipment (Manufacturing)                          107,000           1,706,655
Sanyo Special Steel
  Steel manufacturer (Metals)                        481,000             615,205
Shimachu
  Furniture retailer (Retailing)                      40,500             726,724
Shohkoh Fund
  Finance company
  (Financial Services)                                 1,900             601,813
Sodick
  Manufacturer of electrodischargers
  (Manufacturing)                                    210,000             608,284
Sundrug
  Operator of outlet drug stores
  (Retailing)                                         76,600             950,908
Takasago
  Specialty chemicals producer,
  including fragrances, flavorings,
  and aromatic chemicals
  (Chemicals)                                        146,000             678,840
TOEI
  Producer of movies, particularly
  animated movies (Media)                            148,000             501,072
Tokyo Style
  Manufacturer of women's
  ready-to-wear apparel
  (Manufacturing)                                     62,000             559,756
Towa Pharmaceutical
  Large generic drug wholesaler
  (Drugs and Health Care)                             91,000             581,951
Toyo Ink Manufacturing
  Ink manufacturer (Chemicals)                       280,000             610,917
Tsubaki Nakashima
  Manufacturer of ball bearings
  (Manufacturing)                                    290,900           1,558,295
Tsudakoma
  Manufacturer of air-jet looms
  (Manufacturing)                                    446,000             986,525
Tsutsumi Jewelry
  Manufacturer and retailer of
  jewelry (Retailing)                                107,200           1,290,449
Xebio
  Retailer of outdoor clothing
  (Retailing)                                        110,400           1,412,030
Yokohama Reito
  Cold storage, freezing, and loading
  services (Distribution)                             72,000             557,409
                                                                    ------------
                                                                      48,963,324
                                                                    ------------
NETHERLANDS 4.06%
Benckiser (Series B)*
  Producer and supplier of
  household cleaning
  products (Consumer
  Goods and Services)                                123,400           7,195,638
CMG
  Information technology
  consulting (Support Services)                      374,500          16,707,920
Getronics
  Computer systems integration
  consultant (Support Services)                      100,314           4,435,467
Otra
  Holding company for various
  technical product wholesale
  companies (Electronics)                            448,803           8,212,924
Samas Groep
  Manufacturer of office
  furniture (Manufacturing)                          133,312           8,261,533
                                                                    ------------
                                                                      44,813,482
                                                                    ------------
NEW ZEALAND 0.05%
Sky Network Television
  Operator of pay television
  (Media)                                            401,100             599,586
                                                                    ------------
NORWAY 0.79%
Ekornes
  Manufacturer of home
  furnishings (Manufacturing)                        864,300           8,682,942
                                                                    ------------
PHILIPPINES 0.07%
Philippine Long Distance
Telephone
  Telephone utility
  (Telecommunications)                                28,000             747,826
                                                                    ------------
SINGAPORE 0.32%
Bukit Sembawang Estates
  Property developer
  (Construction and Property)                          7,690              51,477

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
SINGAPORE (continued)
Excel Machine Tools*
  Manufacturer of computerized
  numerical-controlled machine
  tools (Manufacturing)                            2,039,000        $    592,321
Informatics Holdings
  Operator of computer training
  schools (Business Services)                      1,893,000             741,181
Keppel FELS
  Builder of offshore drilling
  rigs, production platforms,
  and related specialized vessels
  (Industrial Goods and Services)                    236,000             694,512
Venture Manufacturing
  Contract manufacturer for
  the electronics industry
  (Electronics)                                      205,000             744,395
Want Want Holdings (Class A)*
  Manufacturer of rice crackers
  (Consumer Goods and Services)                      552,800             663,360
                                                                    ------------
                                                                       3,487,246
                                                                    ------------
SOUTH KOREA 0.08%
L.G. Chemical
  Manufacturer of petrochemicals,
  ranging from cosmetics to
  advanced materials (Chemicals)                      51,000             393,042
Samsung Display Devices
  Manufacturer of cathode
  ray tubes (Electronics)                             10,000             497,568
Samsung Display Devices
(Rights)*
  Manufacturer of cathode
  ray tubes (Electronics)                              1,436              24,873
                                                                    ------------
                                                                         915,483
                                                                    ------------
SWEDEN 2.31%
Angpanneforeningen (Series B)
  Engineering consultancy
  (Business Services)                                150,250           2,559,658
BT Industries
  Manufacturer of forklifts
  (Capital Goods)                                    116,694           2,334,392
Bure Investment Aktiebolaget
  Investment company
  (Financial Services)                               287,527           4,508,670
Finnveden (Series B)
  Industrial conglomerate
  (Manufacturing)                                    134,509           2,968,527
Kalmar Industries
  Manufacturer of forklifts
  and special lift trucks
  (Capital Goods)                                    235,700           3,802,447
Munskjo
  Producer of specialty paper
  (Paper and Printing)                               387,800           4,104,075
PLM
  Manufacturer of food packaging
  (Manufacturing)                                    288,130           5,187,478
                                                                    ------------
                                                                      25,465,247
                                                                    ------------
SWITZERLAND 2.48%
Bon Appetit Holding++
  Food retailer (Retailing)                            9,653           6,298,229
Hero
  Producer and exporter of
  food and beverages (Consumer
  Goods and Services)                                  7,340           5,131,159
Kardex
  Manufacturer and distributor
  of industrial storage and
  retrieval systems (Industrial
  Goods and Services)                                 16,322           5,161,751
Selecta Group*
  Owner and operator of food
  and beverage vending machines
  (Consumer Goods and Services)                       42,055           7,055,832
SIG Schweizerische
Industrie-Gesellschaft Holding
  Industrial conglomerate
  (Manufacturing)                                      4,474           3,717,411
                                                                    ------------
                                                                      27,364,382
                                                                    ------------
TAIWAN 0.16%
Taiwan American Fund*
  Closed-end fund investing
  in Taiwan (Miscellaneous)                          104,000           1,783,600
                                                                    ------------
THAILAND 0.09%
Hana Microelectronics
  Circuit board manufacturer
  (Electronics)                                      237,000           1,038,988
                                                                    ------------

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED KINGDOM 20.02%
AEA Technology
  Provider of engineering and
  research and development
  services (Industrial Goods
  and Services)                                      300,000        $  3,612,600
Allied Leisure
  Bowling alley operator
  (Leisure and Hotels)                             4,625,000           2,165,888
Ashtead Group
  Rentor of equipment for
  the construction industry
  (Construction and Property)                      4,000,000          17,929,200
BTG
  Technology transfer company
  assisting in the commercialization
  of technological innovations
  (Technology)                                       328,000           3,576,742
Capital Radio
  Commercial radio station
  (Media)                                            680,200           7,167,097
Chiroscience Group
  Pharmaceutical company
  specializing in pharmaceuticals
  for cancer, pain, and
  inflammatory disorders
  (Drugs and Health Care)                            225,000           1,232,423
Clinton Cards
  Retailer of greeting cards
  (Retailing)                                      2,600,000           5,805,247
Cobham
  High-integrity engineering
  (Manufacturing)                                    425,000           7,694,545
COLT Telecom Group*
  Provider of telecom-
  munications services
  (Telecommunications)                               200,000           4,315,050
CRT Group
  Provider of training and
  recruitment services; publisher
  of multimedia products
  (Support Services)                               1,570,000          11,527,372
David Brown Group
  Diversified engineering
  company; manufacturer of
  transmission equipment and
  pumps (Manufacturing)                            1,831,232           6,814,587
Dawson Group
  Rentor of commercial vehicles
  (Transportation)                                 1,324,600           5,604,946
Domnick Hunter Group
  Manufacturer of filtration,
  purification, and separation
  products (Manufacturing)                           760,700           5,197,226
Druck Holdings
  Worldwide engineering group
  (Industrial Goods and Services)                    421,200           2,025,314
Electronics Boutique*
  Electronic games retailer
  (Retailing)                                      6,250,000           8,780,625
F.I. Group
  Designer and builder of
  software applications
  (Computer Software)                                618,633          13,916,227
Fairey Group
  Electrical and electronic
  engineering (Electronics)                          688,600           6,363,051
Games Workshop Group
  Manufacturer and retailer
  of specialty games (Retailing)                     632,600           8,596,441
GWR Group
  Local commercial radio
  station operator (Media)                         1,733,700           5,378,783
IBC Group
  Business communications
  (Business Services)                              1,430,000          12,137,751
ISA International
  Distributor of computer
  consumables (Business
  Services)                                        1,680,089           2,205,810
National Express Group
  Long distance coach services
  operating in the UK and
  Europe (Transportation)                            600,000           9,367,672
Parity
  Provider of software engineering
  and consulting services
  (Computer Software)                              1,205,000          15,699,674
Peptide Therapeutics
  Biopharmaceuticals
  development company
  (Drugs and Health Care)                            150,000             731,301

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED KINGDOM (continued)
Pizza Express
  Operator of restaurant chain
  (Restaurants)                                      932,300        $ 12,154,523
Polypipe
  Manufacturer of plastic piping
  and molded plastic products
  (Building Materials)                             2,919,600           9,009,192
Save Group
  Gas station chain (Retailing)                      455,633             750,615
Shire Pharmaceuticals*
  Biotechnology company
  specializing in metabolic bone
  and Alzheimer's diseases
  (Drugs and Health Care)                            267,500           1,946,163
Stoves
  Manufacturer of ovens
  (Manufacturing)                                    472,500           1,541,000
Tilbury Douglas
  Building contractor
  (Construction and Property)                      2,055,750           8,647,178
Trifast
  Manufacturer and distributor
  of fasteners for the
  electronics industry
  (Electrical Distribution)                          463,800           5,119,656
Trinity
  Publisher of regional
  newspapers in the UK, US,
  and Canada (Media)                               1,235,100          11,082,506
Vanguard Medica Group
  Emerging biopharmaceutical
  company planning to develop
  and commercialize new drugs
  (Drugs and Health Care)                            184,543           1,821,024
Vanguard Medica Group
(Warrants)*
  Emerging biopharmaceutical
  company planning to develop
  and commercialize new drugs
  (Drugs and Health Care)                             26,362              67,679
Wellington Holdings
  Producer of sealing systems
  and rubber compounds
  (Manufacturing)                                    440,000           1,210,555
                                                                    ------------
                                                                     221,195,663
                                                                    ------------
UNITED STATES 45.20%
AccuStaff*
  Provider of temporary
  personnel services
  (Business Services)                                408,900          14,669,288
Acuson*
  Designer, producer, and
  retailer of medical diagnostic
  ultrasound imaging systems
  (Medical Products and
  Technology)                                        125,000           2,343,750
Acxiom*
  Provider of data processing
  services (Computer Software)                       200,000           4,831,250
ADE
  Designer, manufacturer, and
  marketer of metrology and
  inspection systems for the
  semiconductor wafer
  manufacturing industry
  (Technology)                                        45,400             812,944
ADVO*
  Direct mail advertising services
  (Business Services)                                 56,000           1,603,000
Aerial Communications*
  Provider of cellular telephone
  services (Telecommunications)                      300,000           2,165,625
Affiliated Computer Services
(Class A)*
  Provider of information
  technology services and
  electronic funds transfer
  processing (Business Services)                     113,800           3,997,225
Allied Waste Industries
  Provider of integrated waste
  disposal services (Industrial
  Goods and Services)                                311,500           8,585,719
American Capital Strategies
  Provider of commercial
  financing (Financial Services)                     113,200           2,561,150
American Disposal Services*
  Provider of solid waste
  collection, transfer, and
  disposal services (Consumer
  Goods and Services)                                 79,200           3,177,900

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
American HomePatient*
  Provider of home health
  care services (Drugs and
  Health Care)                                       220,000        $  4,049,375
American Homestar*
  Retailer and producer of
  manufactured homes
  (Manufacturing)                                    337,900           6,958,628
American Management Systems*
  Provider of information
  technology consulting services
  (Business Services)                                 50,000           1,442,188
Analysts International
  Provider of diversified
  computer software services
  (Business Services)                                 75,000           2,146,875
ANTEC*
  Developer and supplier of fiber
  optic transmission, construction,
  and maintenance equipment
  for the cable television industry
  (Telecommunications)                               205,900           4,072,959
Arch Communications Group*
  Provider of nationwide paging
  services (Telecommunications)                      205,400           1,148,956
Asyst Technologies*
  Miniature clean-room
  environment devices for
  the manufacture of silicon
  wafers (Technology)                                202,300           4,254,622
Avant!*
  Developer and marketer
  of software products that
  assist design engineers
  (Computer Software)                                205,300           5,940,869
AVX
  Manufacturer and supplier of
  passive electronic components
  and related products
  (Electronics)                                      130,900           2,691,631
BA Merchant Services (Class A)*
  Provider of payment processing
  services (Business Services)                       187,000           2,805,000
Bacou USA*
  Designer and manufacturer of
  personal protective gear
  (Industrial Goods and Services)                    205,000           3,869,375
Barnes & Noble*
  Owner and operator of retail
  book stores and superstores
  (Retailing)                                        147,800           5,006,725
BISYS Group*
  Provider of data processing
  services for banks (Business
  Services)                                          150,400           5,936,100
Black Box*
  Provider of communications
  and networking solutions
  (Electrical Distribution)                          100,000           3,312,500
Budget Group*
  Owner and operator of
  Budget Rent-a-Car franchises
  (Consumer Goods and Services)                       65,200           2,184,200
Burr-Brown*
  Manufacturer of microelectric
  data devices for business
  end-users (Technology)                             285,600           8,666,175
Cabot Industrial Trust
  Fully integrated real estate
  company serving a variety
  of industrial space users
  in the commercial markets
  (Financial Services)                                92,600           2,095,075
Cabot Oil & Gas (Class A)
  Explorer, developer, and producer
  of oil and gas (Energy)                            114,200           2,676,563
CalEnergy*
  Developer of geothermal energy
  power (Electric Utilities)                         276,100           9,007,763
Calpine*
  Developer of power generation
  facilities (Electric Utilities)                    500,000           9,031,250
Canandaigua Brands (Class A)*
  Wine, imported beer, and
  distilled spirits (Consumer
  Goods and Services)                                 70,600           3,684,438
Carriage Services*
  Provider of funeral services
  and products (Consumer Goods
  and Services)                                      178,900           4,282,419

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
Celadon Group*
  Provider of transportation and
  international freight services
  (Transportation)                                   261,200        $  3,901,675
Ceridian*
  Provider of data processing
  services (Business Services)                       186,900          10,571,531
CMP Media (Class A)*
  Magazine and newspaper
  publisher (Media)                                   54,700           1,254,681
Cognex*
  Manufacturer of machine vision
  systems (Electronics)                              266,700           6,442,472
Coinmach Laundry*
  Provider of coin-operated
  laundry equipment and
  services (Consumer Goods
  and Services)                                      236,100           5,622,131
Collaborative Clinical Research*
  Manager of a clinical research
  network (Drugs and
  Health Care)                                       150,000             675,000
Compdent*
  Provider of managed-care
  dental services (Medical
  Products and Technology)                           300,000           3,918,750
Continental Natural Gas*
  Independent owner and
  operator of natural gas
  pipelines (Resources)                              210,000           2,034,375
Corporate Express*
  Supplier of office products
  (Retailing)                                        518,900           5,205,216
Cox Radio (Class A)*
  Operator of radio stations
  (Media)                                            196,800           9,520,200
Credence Systems*
  Manufacturer of automated
  semiconductor test equipment
  (Technology)                                       259,100           7,125,250
Crusader Holding*
  Provider of community
  banking services, including
  residential mortgages and
  commercial leases (Financial
  Services)                                           34,200             604,913
Delco Remy International*
  Designer, manufacturer,
  remanufacturer, and distributor
  of components for automobiles,
  trucks, and heavy duty vehicles
  (Automotive Parts
  Manufacturing)                                      80,000           1,280,000
Duane Reade*
  Retail drugstore chain
  (Retailing)                                        140,300           3,332,125
Eagle Geophysical*
  Company specializing in
  seismic data collection
  (Energy Services)                                  130,200           2,416,838
EduTrek International (Class A)*
  Operates post-secondary
  educational colleges in three
  countries (Technology)                             187,700           5,208,675
Equity International*
  Provider of funeral services
  (Consumer Goods and Services)                      158,500           3,932,781
FactSet Research Systems*++
  Provider of on-line database
  services to the financial
  community (Business Services)                      271,000           9,485,000
Flanders*
  Designer, manufacturer, and
  marketer of a range of air
  filtration products (Consumer
  Goods and Services)                                194,500           1,148,766
Freedom Securities*
  Full-service retail brokerage
  and investment banking firm
  (Financial Services)                                15,800             350,563
Fusion Systems (Rights)*
  Supplier of ultraviolet curing
  systems, photostabilizers, and
  single-wafer ashers used in
  semiconductor device
  manufacturing (Capital Goods)                       70,000              14,219
General Cable
  Designer, developer, manufacturer,
  marketer, and distributor of wire
  and cable products for the
  communications and
  electrical markets
  (Manufacturing)                                     52,000           2,356,250

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
General Semiconductor*
  Designer and manufacturer
  of power semiconductors
  (Technology)                                       304,700        $  4,170,581
Glenayre Technologies*
  Manufacturer of paging
  infrastructure equipment
  (Telecommunications)                               298,300           4,698,225
GTECH Holdings*
  Operator of state and local
  lottery systems (Leisure
  and Hotels)                                         57,800           2,073,575
HA-LO Industries*
  Distributor of specialty
  advertising products
  (Advertising)                                      115,000           3,859,688
HCC Insurance Holdings
  Underwriter of property and
  casualty insurance (Financial
  Services)                                           70,500           1,533,375
Hearst-Argyle Television (Class A)*
  Television broadcasting (Media)                    152,400           5,448,300
HMT Technology*
  Supplier of high-performance
  thin-film disks for high-end,
  high-capacity, hard disk drives
  (Technology)                                       144,600           1,870,763
Horizon Medical Products*
  Manufacturer and marketer of
  vascular access products
  (Medical Products and
  Technology)                                        250,000           3,671,875
Humana*
  Provider of managed health
  care plans (Drugs and Health
  Care)                                               41,100           1,109,700
Imnet Systems*
  Developer, marketer, and
  installer of electronic
  information and document
  management systems
  (Computer Software)                                108,900           1,742,400
Imperial Credit*
  Mortgage banking operations
  (Financial Services)                               217,600           5,480,800
Imperial Credit Commercial
Mortgage Investment
  Real estate investment trust
  (Financial Services)                               120,200           1,731,631
Innovative Valve Technologies
  Provider of maintenance, repair,
  replacement, and value-added
  distribution services for
  industrial valves and
  related components (Business
  Services)                                           90,900           1,482,806
Insignia Financial (Class A)*
  Real estate management
  services (Financial Services)                      215,700           5,743,013
Inso*
  Marketer and developer of
  textual information software
  (Computer Software)                                111,900           2,007,206
Integrated Device Technology*
  Designer, manufacturer, and
  marketer of integrated circuits
  and modules (Technology)                           141,900           1,707,234
Integrated Electrical Services*
  Provider of electrical contracting
  and maintenance services to
  the commercial, industrial,
  and residential markets
  (Electronics)                                      111,400           2,151,413
Ivex Packaging*
  Manufacturer of specialty
  packages (Consumer Goods
  and Services)                                      151,700           3,678,725
Jacor Communications*
  Radio broadcasting (Media)                         147,400           8,378,769
Journal Register*
  Newspaper publisher (Media)                        240,600           5,428,537
Kemet*
  Manufacturer and supplier
  of ceramic capacitors
  (Technology)                                       369,700           6,689,259
Kendle International*
  Provider of a variety of
  clinical research services
  (Drugs and Health Care)                            100,000           2,625,000

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
Keystone Automotive Industries*
  Distributor of aftermarket
  collision replacement parts for
  automobiles and light trucks
  (Distribution)                                      29,400        $    765,319
Lattice Semiconductor*
  Designer and developer of
  programmable logic devices
  (Technology)                                        49,000           2,234,094
MAPICS
  Supplier of applications
  software, including solutions
  for business planning,
  production, logistics, and
  asset management needs
  (Computer Software)                                626,300          11,195,112
Marcam Solutions*
  Supplier of business planning
  applications and services
  (Computer Software)                                185,000           2,948,437
Market Facts*
  Compiler of information for
  the optimization of the
  marketing decision process
  (Business Services)                                109,900           2,520,831
McDermott International
  Manufacturer of steam-
  generating and environmental
  equipment and products;
  provider of engineering
  and construction services
  (Industrial Goods and Services)                    121,800           5,039,475
Medallion Financial
  Provider of loan financing
  for the purchase of taxicab
  medallions and related assets
  (Financial Services)                               137,400           4,079,062
Microchip Technology*
  Supplier of microcontrollers
  and related specialty
  memory products (Technology)                       156,900           4,442,231
Micrografx*
  Developer and marketer of
  graphics applications
  and software (Business Services)                    30,900             361,144
MMI Companies
  International health care risk
  management company
  (Financial Services)                               125,400           2,946,900
Nanogen*
  Developer of systems for integrating
  advanced microelectronics and
  molecular biology into platforms
  for medical diagnostics and
  research (Medical Products
  and Technology)                                    250,000           2,359,375
National Surgery Centers*
  Owner and operator of
  freestanding multi-specialty
  outpatient surgery centers
  (Medical Products and
  Technology)                                          9,500             268,078
NCS HealthCare (Class A)*
  Health care facility and
  pharmacy services (Drugs and
  Health Care)                                       110,000           3,224,375
NOVA*
  Producer and marketer of
  petrochemicals and plastics;
  natural gas pipeline operator
  (Business Services)                                 58,500           1,989,000
Nutraceutical International*
  Manufacturer and marketer of
  branded nutritional supplements
  (Consumer Goods and Services)                       23,500             426,672
Oak Industries*
  Manufacturer of cable television
  connectors and fiber optic
  components (Electronics)                            29,000           1,053,062
Ocular Sciences*
  Manufacturer and marketer
  of soft contact lenses (Medical
  Products and Technology)                           150,000           4,190,625
Ocwen Financial*
  Holding company involved
  in asset acquisition, finance,
  and management
  (Financial Services)                               113,900           2,947,162
OM Group
  Producer of specialty chemicals
  (Chemicals)                                        183,900           8,149,069

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
Omnicare
  Provider of pharmacy services
  to long-term care institutions
  (Drugs and Health Care)                             98,400        $  3,370,200
OmniQuip International
  Manufacturer of telescopic
  material handlers (Industrial
  Goods and Services)                                 84,700           1,995,744
Personnel Group of America*
  Personnel staffing services
  (Business Services)                                222,000           4,412,250
Petersen Companies (Class A)*
  Special-interest magazine
  publisher (Media)                                  140,000           3,640,000
PMC-Sierra*
  Provider of high-speed
  networking circuits (Technology)                   125,600           5,703,025
PMT Services*
  Marketer of electronic credit
  card authorization and payment
  services (Business Services)                       354,200           6,862,625
Polymer Group*
  Manufacturer and marketer
  of polyolefin products
  (Manufacturing)                                    100,000           1,225,000
Premier Parks*
  Owner and operator of
  regional theme parks (Leisure
  and Hotels)                                         39,700           2,208,312
Pre-Paid Legal Services*
  Underwriter and marketer of
  legal service plans
  (Business Services)                                 32,600           1,232,688
Pride International*
  Provider of oil and gas well
  services (Industrial Goods
  and Services)                                       68,300           1,660,544
Prison Realty Trust
  Real estate investment trust
  investing in prisons
  (Construction and Property)                        174,800           6,194,475
Provant*
  Provider of training and
  development services
  (Business Services)                                 85,400           1,595,912
Province Healthcare*
  Provider of health care services
  in non-urban markets (Drugs
  and Health Care)                                   155,700           4,252,556
PSS World Medical*
  Distributor of medical
  supplies, equipment, and
  pharmaceuticals (Drugs
  and Health Care)                                   157,600           3,531,225
PSW Technologies*
  Provider of high-value
  solutions to technology vendors
  and business end-users
  (Business Services)                                208,800           1,605,150
Quorum Health Group*
  Owner and operator of
  acute-care hospitals
  (Drugs and Health Care)                            124,800           3,993,600
RDO Equipment (Class A)*
  Owner and operator of
  John Deere stores (Retailing)                      250,000           4,125,000
Renex*
  Provider of dialysis and
  ancillary services (Drugs and
  Health Care)                                         9,500              55,812
Santa Fe Energy Resources*
  Explorer, producer, and
  developer of oil and gas
  (Resources)                                        252,200           2,600,812
Schein Pharmaceutical*
  Developer, manufacturer, and
  vendor of generic
  pharmaceuticals (Drugs and
  Health Care)                                        83,100           2,035,950
Scherer (R.P.)*
  Developer and producer of
  drug delivery systems
  (Drugs and Health Care)                            122,300           8,927,900
Sinclair Broadcast Group
(Class A)*
  Diversified broadcasting
  company that owns and
  services television and
  radio stations (Media)                              66,000           3,423,750

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
SITEL*
  Telemarketer
  (Business Services)                                200,000        $  2,350,000
Sola International*
  Designer and manufacturer
  of optical supplies (Consumer
  Goods and Services)                                 73,000           3,102,500
Stanford Telecommunications*
  Designer, manufacturer,
  and marketer of digital
  telecommunications
  products and systems
  (Telecommunications)                                42,700             751,253
Steinway Musical Instruments*
  Manufacturer of musical
  equipment (Consumer
  Goods and Services)                                142,500           4,355,156
Toll Brothers*
  Developer of single
  family homes (Construction
  and Property)                                       47,100           1,312,913
Total Renal Care Holdings
  Provider of dialysis services
  (Drugs and Health Care)                            270,999           8,976,842
Triangle Pharmaceuticals*
  Developer of new drugs,
  primarily in the antiviral area
  (Drugs and Health Care)                            127,500           1,968,281
UCAR International*
  Manufacturer of graphite
  and carbon electrodes
  (Capital Goods)                                    272,000           8,840,000
US Foodservice*
  Distributor of food and
  related products (Business
  Services)                                          147,900           5,222,719
Valley National Gases*
  Packager and distributor of
  gases (Chemicals)                                  350,000           4,025,000
Waterlink*
  Provider of integrated water
  purification and wastewater
  treatment solutions (Capital
  Goods)                                             112,500           1,560,937

                                                      SHARES
                                                   OR PRIN. AMT.       VALUE
                                                   -------------    ------------
UNITED STATES (continued)
Waters*
  Manufacturer of liquid
  chromatography instruments
  (Medical Products
  and Technology)                                     79,000 shs.   $  4,226,500
Watson Pharmaceuticals*
  Manufacturer of off-patent
  medications (Medical Products
  and Technology)                                    106,300           4,570,900
Wisconsin Central Transportation*
  Operator of regional railroad
  systems (Transportation)                           135,600           3,326,437
Youth Services*
  Operator of residential and
  community-based programs
  for at-risk youths
  (Support Services)                                 215,700           3,882,600
Ziff-Davis*
  Integrated media and market-
  ing company focused on
  computing and Internet-
  related technology (Media)                          80,600           1,450,800
                                                                   -------------
                                                                     499,411,214
                                                                   -------------
TOTAL COMMON STOCKS
  (Cost $867,931,766)                                              1,062,557,648
                                                                   -------------
PREFERRED STOCKS 0.62%
  (Cost $7,870,810)
GERMANY 0.62%
Gerry Weber International*
  Designer and manufacturer
  of ladies' apparel
  (Manufacturing)                                    274,911           6,811,548
                                                                   -------------
CONVERTIBLE BONDS 0.28%
FRANCE 0.18%
L'Europeenne d'Extincteurs
  4 1/4%, 1/1/2005
  (Manufacturing)                                 $2,190,800           1,984,189
JAPAN 0.10%
Gunma Bank
  0.45%, 9/28/2001
  (Financial Services)                           150,000,000**         1,160,140
                                                                   -------------
TOTAL CONVERTIBLE BONDS
  (Cost $2,901,856)                                                    3,144,329
                                                                   -------------

----------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Smaller Companies Fund

                                                                       VALUE
                                                                  --------------
TOTAL INVESTMENTS 97.07%
  (Cost $878,704,432)                                             $1,072,513,525
OTHER ASSETS
LESS LIABILITIES 2.93%                                                32,316,589
                                                                  --------------
NET ASSETS 100.00%                                                $1,104,830,114
                                                                  ==============

----------
*  Non-income producing security.
** Principal amount reported in Japanese yen.
++ Affiliated issuers (a Series' holdings representing 5% or more of the outstanding voting securities).

Description of companies have not been audited by Deloitte & Touche llp. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Technology Fund

PERFORMANCE REVIEW

Seligman Henderson Global Technology Fund posted a total return of 15.57% based on the net asset value of Class A shares for the six months ended April 30, 1998. This compares to the 16.72% and 15.94% total returns of its peers, as measured by the Lipper Global Funds Average and the Lipper Science & Technology Funds Average, respectively.

In the October 31, 1997, Annual Report, we discussed the uncertainty created by the economic crisis in the Pacific region for the technology industry and for world markets in general. In early November, the prognosis did not appear positive, but stock markets around the world successfully negotiated a difficult period and emerged relatively unscathed. Not only did the Pacific markets stabilize, but US and European stocks advanced as investors reacted favorably to continued low inflation and robust economic growth.

PORTFOLIO STRATEGY

o In the October 31 Report, it was suggested that those sub-sectors of the technology industry most vulnerable to Asian demand included semiconductors and related equipment, personal computers, and wireless equipment. The markets concurred, and stocks in these sectors have generally underperformed over the past six months. Fortunately, the Fund's exposure to these sectors was lower than in previous periods.

      Our decision not to be tempted by the collapse in Pacific share prices last October proved rewarding. Weakness in the personal computer and semiconductor markets has cast a pall over the sector, and there is little sign of improvement in the near term. Nevertheless, we are beginning to see some positive developments in Japan, where companies are finally beginning to tentatively restructure their businesses.

      Among the best performing sectors in the portfolio were information services and peripherals. The Fund's European services companies were especially good

FUND OBJECTIVE

Seligman Henderson Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

                                [PHOTO OMITTED]

International Team: (from left) Emma Parkinson, Tim Woolley, David Magliocco, Brian Ashford-Russell (Portfolio Manager)

                                [PHOTO OMITTED]

US Team: (standing) Paul Krieger, Shanean Austin (Administrative Assistant), Patrick Renda, Lawrence Rosso, Storm Boswick, Carolyn Rogers, (seated) Paul Wick (Portfolio Manager); Kei Yamamoto (not pictured)

INVESTMENT REPORT
Seligman Henderson Global Technology Fund

            performers, including Logica, Admiral, Misys, and Unilog. In peripherals, US holdings EMC and Storage Technology advanced sharply in response to positive fundamentals in the data storage systems business.

            Other areas of notable strength were software, Internet, and telecommunications. Although the Fund had insignificant Internet investments, its positions in software and telecommunications contributed strongly to overall performance. Successful investments here include COLT Telecom Group, a UK competitive local exchange carrier, and Electronic Arts, a leader in entertainment software based in the US.

SUMMARY

The technology industry enjoyed a strong beginning in 1998, and the long-term outlook remains excellent. Companies are seeing dramatic productivity paybacks from their investment in information technology, while world economies are benefiting from the deflationary impact of falling prices for technology products and the substitution of labor for capital. Although certain areas of the technology industry remain under pressure, others are enjoying buoyant demand. European investors are finally awakening to the attractions of the industry, and valuations there have risen sharply. We remain convinced of the industry's secular appeal, but still anticipate a seasonally weak period over the next few months. We will continue to monitor the situation very closely and will position the portfolio accordingly.

PORTFOLIO AND PERFORMANCE OVERVIEW
Seligman Henderson Global Technology Fund

Country Allocation
April 30, 1998
                                                                           MSCI
                                                                          WORLD
                                                               FUND       INDEX
                                                              -----       ------
CONTINENTAL EUROPE .....................................      15.32%      23.93%
   Austria .............................................         --        0.20
   Belgium .............................................         --        0.74
   Denmark .............................................         --        0.48
   Finland .............................................       1.14        0.49
   France ..............................................       4.35        4.25
   Germany .............................................       1.98        4.94
   Hungary .............................................       0.44          --
   Ireland .............................................         --        0.25
   Italy ...............................................       1.07        2.26
   Luxembourg ..........................................       1.16          --
   Netherlands .........................................       2.84        2.78
   Norway ..............................................         --        0.30
   Portugal ............................................         --        0.35
   Spain ...............................................       0.44        1.62
   Sweden ..............................................       1.90        1.55
   Switzerland .........................................         --        3.72
JAPAN ..................................................       4.58       10.56
PACIFIC ................................................       7.78        3.10
   Australia ...........................................       0.78        1.21
   Hong Kong ...........................................         --        1.03
   Malaysia ............................................         --        0.37
   New Zealand .........................................         --        0.12
   Singapore ...........................................       4.11        0.37
   South Korea .........................................       0.67          --
   Taiwan ..............................................       2.22          --
UNITED KINGDOM .........................................      14.54       10.40
UNITED STATES ..........................................      49.75       49.60
OTHER ..................................................       6.00        2.41
   Bermuda .............................................       0.62          --
   Brazil ..............................................       0.50          --
   Canada ..............................................         --        2.41
   India ...............................................       0.14          --
   Israel ..............................................       4.74          --
OTHER ASSETS LESS LIABILITIES ..........................       2.03          --
                                                             ------      ------
TOTAL ..................................................     100.00%     100.00%
                                                             ======      ======

Largest Industries
April 30, 1998

  [The following table was represented as a bar chart in the printed material]

      COMPUTER SOFTWARE                                       $157,854,050
      ELECTRONICS CAPITAL EQUIPMENT                           $134,348,093
      COMPUTER HARDWARE/PERPHERALS                            $118,147,802
      TELECOMMUNICATIONS                                      $ 96,661,438
      COMPUTER AND BUSINESS SERVICES                          $ 96,290,376


Regional Allocation
April 30, 1998

  [The following table was represented as a pie chart in the printed material]

      Japan                                                          4.58%
      Pacific                                                        7.78%
      Continental Europe                                            15.32%
      United Kingdom                                                14.54%
      United States                                                 49.75%
      Other                                                          6.00%
      Other Assets Less Liabilities                                  2.03%

Largest Portfolio Holdings
April 30, 1998

SECURITY                                                                VALUE
--------                                                             -----------
EMC (US) .................................................           $29,981,250
Novellus Systems (US) ....................................            21,515,625
Structural Dynamics
  Research (US) ..........................................            21,234,375
Storage Technology (US) ..................................            21,109,375
Creative Technology (Singapore) ..........................            20,531,250
CMP Media (Class A) (US) .................................            20,185,000
Maxim Integrated Product (US) ............................            19,566,719
Synopsys (US) ............................................            17,175,000
Network Associates (US) ..................................            17,140,625
ECI Telecommunications (Israel) ..........................            16,843,750

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended April 30, 1998

                                                        AVERAGE ANNUAL
                                                -----------------------------
                                                                      CLASS B
                                                            SINCE      SINCE
                                     SIX        ONE       INCEPTION  INCEPTION
                                    MONTHS*     YEAR       5/23/94    4/22/96
                                    ------      ----      ---------  ---------
Class A**
With Sales Charge                   10.05%      29.13%     26.40%        n/a
Without Sales Charge                15.57       35.53      27.99         n/a

Class B**
With CDSL+                          10.34       29.45        n/a       20.15%
Without CDSL                        15.20       34.45        n/a       21.37

Class D**
With 1% CDSL                        14.08       33.28        n/a         n/a
Without CDSL                        15.05       34.28      26.93         n/a

Lipper Global Funds Average***      16.72       27.15      15.31++     17.87(a)

Lipper Science &
Technology Funds Average***         15.94       43.22      28.63++     21.08(a)

MSCI World Index***                 19.08       29.54      17.53+++    19.82(a)

NET ASSET VALUE

                      APRIL 30, 1998      OCTOBER 31, 1997        APRIL 30, 1997
                      --------------      ----------------        --------------
Class A                   $14.83               $15.14                $12.91
Class B                    14.31                14.73                 12.62
Class D                    14.29                14.73                 12.62

CAPITAL GAIN INFORMATION
For the Six Months Ended April 30, 1998

Paid                       $2.322
Realized                    0.433
Unrealized                  3.222(b)

      Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
*   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
*** The Lipper Global Funds Average, the Lipper Science & Technology Funds
    Average, and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Average exclude the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science &Technology Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
+   The CDSL is 5% for periods of one year or less, and 3% since inception.
++  From May 26, 1994.
+++ From May 31, 1994.
(a) From April 30, 1996.
(b) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund

      This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales load ("CDSL") for Class D shares, since the commencement of operations on May 23, 1994, through April 30, 1998, to a $10,000 hypothetical investment made in the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that the Index excludes the effect of fees or sales charges, and the Averages exclude the effect of sales charges.

                                 [GRAPH OMITTED]


      There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

      As shown on page 58, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

Largest Portfolio Changes
During the Six Months Ended April 30, 1998

                                                             SHARES
                                                     ------------------------
                                                                     HOLDINGS
ADDITIONS                                            INCREASE        4/30/98
---------                                            --------        --------
America Online (US) .........................          90,000         190,000(1)
Cable & Wireless (UK) .......................         682,000         682,000
Check Point Software
  Technologies (Israel) .....................         300,000         300,000
Electronic Arts (US) ........................         350,000         350,000
Genesys Telecommunications
  Laboratories (US) .........................         235,000         235,000
HNC Software (US) ...........................         275,000         275,000
Orbotech (Israel) ...........................         300,000         300,000
Rhone-Poulenc (Series A)
  (France) ..................................         210,000         210,000
Scandinavian Broadcasting
  System (Luxembourg) .......................         240,000         240,000
Tecnomatix Technologies
  (Israel) ..................................         300,000         300,000

                                                             SHARES
                                                     ------------------------
                                                                     HOLDINGS
REDUCTIONS                                           DECREASE        4/30/98
----------                                           --------        --------
American Power
  Conversion (US) ........................            225,000         275,000
BMC Software (US) ........................            200,000              --
Cisco Systems (US) .......................            225,000(2)           --
Gemstar International
  (Bermuda) ..............................            350,000         150,000
Lexmark International
  Group (Class A) (US) ...................            200,000         275,000
Millicom International
  Cellular (Luxembourg) ..................            250,000          50,000
Parametric Technology (US) ...............            369,200         330,800(3)
Philips Electronics
  (Netherlands) ..........................            123,300              --
Read-Rite (US) ...........................            600,000              --
Taiwan Semiconductor
  Manufacturing (ADRs)
  (Taiwan) ...............................            700,000         307,500

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 100,000 shares received as a result of a 2-for-1 stock split.
(2) Includes 75,000 shares received as a result of a 3-for-2 stock split.
(3) Includes 300,000 shares received as a result of a 2-for-1 stock split.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Technology Fund

                                                      SHARES           VALUE
                                                     --------       ------------
COMMON STOCKS 97.73%
AUSTRALIA 0.78%
Cochlear
   Developer and marketer
   of hearing aids (Medical
   Products and Technology)                        1,650,000        $  7,234,363
                                                                    ------------
BERMUDA 0.62%
Gemstar International*
   Developer and marketer of
   television and video
   recording products (Media)                        150,000           5,803,125
                                                                    ------------
BRAZIL 0.50%
TelecomunicacoesBrasileiras
"Telebras" (ADRs)
   Provider of telecommunications
   services (Telecommunications)                      38,000           4,631,250
                                                                    ------------
FINLAND 1.14%
Nokia (Series A)
   Manufacturer and developer
   of telecommunications
   systems and equipment
   (Telecommunications)                              158,000          10,613,661
                                                                    ------------
FRANCE 4.35%
Alcatel Alsthom
   Developer of equipment
   and systems for public
   telecommunications
   (Telecommunications)                               63,000          11,673,452
Altran Technologies
   Provider of computer services
   (Computer and
   Business Services)                                 38,000           6,056,003
Axime
   Provider of banking and financial
   services, emphasizing database
   development, communication
   networks, and integrated
   trading systems (Computer and
   Business Services)                                 42,816           7,150,823
Rhone-Poulenc (Series A)
   Manufacturer of chemicals,
   polymers, fibers, pharmaceuticals,
   and agricultural chemicals
   (Medical Products and
   Technology)                                       210,000          10,263,565
Unilog
   Computer consultants
   (Computer and
   Business Services)                                 17,241           5,429,447
                                                                    ------------
                                                                      40,573,290
                                                                    ------------
GERMANY 1.98%
LHS Group*
   Producer of billing and customer
   care software products and
   related services to wireless
   and wireline carriers
   (Telecommunications)                               85,000          10,364,699
Mannesmann
   Manufacturer of plant and
   machinery equipment;
   automotive optical inspection
   systems (Machinery and
   Equipment)                                         10,240           8,062,005
                                                                    ------------
                                                                      18,426,704
                                                                    ------------
HUNGARY 0.44%
Richter Gedeon (GDRs)
   Manufacturer of
   pharmaceuticals
   and cosmetics (Medical
   Products and Technology)                           39,000           4,153,500
                                                                    ------------
INDIA 0.14%
Videsh Sanchar Nigam (GDRs)*+
   Provider of international
   telecommunications services
   (Telecommunications)                              102,500           1,281,250
                                                                    ------------
ISRAEL 4.74%
Check Point Software Technologies*
   Developer of network "firewall"
   security software
   (Computer Software)                               300,000           8,831,250
ECI Telecommunications
   Provider of digital
   telecommunications and
   data transmissions systems
   (Networking/Communications
   Infrastructure)                                   550,000          16,843,750

----------
See footnotes on page 66.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Technology Fund

                                                      SHARES           VALUE
                                                     --------       ------------
ISRAEL (continued)
Orbotech*
   Designer, developer, and
   manufacturer of automated
   optical inspection systems
   (Electronics)                                     300,000        $ 10,865,625
Tecnomatix Technologies*
   Developer and retailer of
   computer-aided production
   engineering software
   (Computer Software)                               300,000           7,668,750
                                                                    ------------
                                                                      44,209,375
                                                                    ------------
ITALY 1.07%
Telecom Italia
   Provider of telecom-
   munications services
   (Telecommunications)                            1,333,333           9,972,714
                                                                    ------------
JAPAN 4.58%
Aval Data
   Manufacturer of computer
   peripherals (Computer
   Hardware/Peripherals)                             200,000             662,077
CSK
   Information services
   company (Computer and
   Business Services)                                255,000           5,400,632
Glory Kogyo
   Manufacturer and major
   exporter of currency-handling
   machines (Miscellaneous)                          122,000           2,037,693
Hirose Electronics
   Manufacturer of specialized
   connectors (Electronics)                           60,800           3,060,242
Hitachi
   Manufacturer of diversified
   electronics (Electronics)                         600,000           4,283,941
Mimasu Semiconductor
   Wafer inspection devices
   (Electronics Capital
   Equipment)                                        180,000           2,640,785
Murata Manufacturing
   Manufacturer of capacitors
   (Electronics)                                     125,000           3,648,949
NEC
   Manufacturer and marketer
   of computers and
   telecommunications devices
   (Networking/Communications
   Infrastructure)                                   803,000           9,001,768
Rohm
   Producer of custom
   linear integrated circuits
   (Semiconductors)                                   50,000           5,620,133
Secom
   Security services pioneer
   (Computer and
   Business Services)                                109,000           6,396,569
                                                                    ------------
                                                                      42,752,789
                                                                    ------------
LUXEMBOURG 1.16%
Millicom International Cellular*
   Cellular services operator
   (Telecommunications)                               50,000           1,962,500
Scandinavian Broadcasting System*
   Owner and operator of
   commercial television and
   radio stations (Media)                            240,000           7,642,500
United Customer Management
Solutions
   Provider of telecommunications
   services (Telecommunications)                       7,600           1,238,800
                                                                    ------------
                                                                      10,843,800
                                                                    ------------
NETHERLANDS 2.84%
ASM Lithography Holding*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital
   Equipment)                                        110,000          10,065,000
ASM Lithography Holding*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital
   Equipment)                                         16,000           1,451,308
CMG
   Information technology
   consulting (Computer and
   Business Services)                                335,000          14,945,669
                                                                    ------------
                                                                      26,461,977
                                                                    ------------
SINGAPORE 4.11%
Creative Technology*
   Producer of PC audio
   products (Computer
   Hardware/Peripherals)                           1,000,000          20,531,250
Flextronics International*
   Contract manufacturer of
   electronic components
   (Electronics)                                     200,000           9,387,500

----------
See footnotes on page 66.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Technology Fund

                                                      SHARES           VALUE
                                                     --------       ------------
SINGAPORE (continued)
Venture Manufacturing
   Contract manufacturer
   for the electronics industry
   (Electronics)                                   2,303,000        $  8,362,646
                                                                    ------------
                                                                      38,281,396
                                                                    ------------
SOUTH KOREA 0.67%
Chung Ho Computer
   Manufacturer of ATMs and
   cash dispensers (Computer
   Hardware/Peripherals)                              36,256             501,860
Samsung Electronics (GDRs)
(1/2 non-voting)*+
   Manufacturer of consumer
   electronics and semiconductors
   (Semiconductors)                                  253,130           2,878,088
SK Telecom Group (ADRs)
   Provider of mobile
   telecommunications and
   paging services
   (Telecommunications)                              386,250           2,872,734
                                                                    ------------
                                                                       6,252,682
                                                                    ------------
SPAIN 0.44%
Telefonica de Espana
   Provider of telecommunications
   services (Telecommunications)                      96,000           4,003,541
Telefonica de Espana (Rights)*
   Provider of telecommunications
   services (Telecommunications)                      96,000              74,280
                                                                    ------------
                                                                       4,077,821
                                                                    ------------
SWEDEN 1.90%
L.M. Ericsson Telefon (Series B)
   Manufacturer of
   telecommunications
   equipment (Networking/
   Communications
   Infrastructure)                                   215,000          11,321,193
Pharmacia & Upjohn
   Global pharmaceutical and
   biotechnology company
   (Medical Products and
   Technology)                                       147,800           6,437,864
                                                                    ------------
                                                                      17,759,057
                                                                    ------------
TAIWAN 2.22%
Accton Technology (GDRs)
   Distributor of electronic
   components (Distribution)                         462,990           1,875,109
Siliconware Precision
Industries (GDRs)*
   Integrated circuit packaging
   (Electronics Capital
   Equipment)                                        308,000           4,658,500
Synnex Technology
International (GDRs)*
   Manufacturer of PCs and
   peripherals (Distribution)                        178,000           4,049,500
Taiwan Semiconductor
Manufacturing (ADRs)*
   Manufacturer of integrated
   circuits (Semiconductors)                         307,500           7,552,969
Yageo (GDRs)*
   Manufacturer of passive
   components (Electronics)                          208,020           2,476,083
Yageo (GDRs)*+
   Manufacturer of passive
   components (Electronics)                            5,980              71,181
                                                                    ------------
                                                                      20,683,342
                                                                    ------------
UNITED KINGDOM 14.54%
Abacus Polar
   Distributor of electronic
   components (Distribution)                       1,240,000           2,416,093
Acorn Group*
   Supplier of information
   technology (Computer
   Hardware/Peripherals)                           1,228,000           3,049,938
Admiral
   Computer software and
   services (Computer and
   Business Services)                                738,000          13,484,782
Anite Group*
   Supplier of data communications
   and software products
   (Networking/Communications
   Infrastructure)                                 1,950,000           2,217,735

----------
See footnotes on page 66.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Technology Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED KINGDOM (continued)
Astec
   Designer and manufacturer
   of power conversion products
   and electronic components
   (Computer Hardware/
   Peripherals)                                    3,650,000        $  6,684,564
Azlan
   Networking equipment
   distributor (Distribution)                        704,600             595,114
BTG
   Technology transfer
   company assisting in the
   commercialization of
   technological inventions
   (Computer and
   Business Services)                                585,000           6,379,249
Cable & Wireless
   Supplier of telecommunications
   services (Telecommunications)                     682,000           7,841,934
Colt Telecom Group*
   Provider of telecommunications
   services (Telecommunications)                     670,800          14,472,678
CRT Group
   Provider of training and
   recruitment services;
   publisher of multimedia
   products (Computer and
   Business Services)                                900,000           6,608,048
Eidos*
   Developer of entertainment
   software (Computer Software)                      242,000           3,834,959
Filtronic Comtek
   Designer and manufacturer
   of sophisticated devices for
   mobile telecommunications
   systems (Networking/
   Communications
   Infrastructure)                                    40,000             317,775
Freepages Group
   Provider of classified
   information by telephone
   and the Internet
   (Telecommunications)                            4,000,000           2,441,850
General Electric
   Supplier of diversified
   electronics (Electronics)                       1,250,000          10,217,930
Ilion Group++
   Networking equipment
   distributor (Distribution)                      1,616,914           5,313,927
Linx Printing Technology++
   Manufacturer of specialized
   printers (Miscellaneous)                          570,000           1,339,422
Logica
   Supplier of computer
   services (Computer
   and Business Services)                            550,000          14,511,028
Misys
   Provider of computer
   services, and software
   and hardware solutions
   (Computer Software)                               160,000           7,653,360
Premier Farnell
   Distributor of electronic
   components (Distribution)                         350,000           2,092,716
Psion
   Manufacturer of hand-held
   computers (Computer
   Hardware/Peripherals)                             523,300           2,428,733
RM
   Supplier of integrated
   information technology
   solutions to educational
   markets (Networking/
   Communication Infrastructure)                     280,000           6,204,975
Shire Pharmaceuticals*
   Biotechnology company
   specializing in metabolic
   bone and Alzheimer's
   diseases (Medical Products
   and Technology)                                   304,650           2,216,443
Vodafone
   Cellular services operator
   (Telecommunications)                            1,200,000          13,216,095
                                                                    ------------
                                                                     135,539,348
                                                                    ------------

----------
See footnotes on page 66.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Technology Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES 49.51%
3DO*
   Developer of video game
   software and game
   platforms (Computer
   Software)                                         750,000        $  2,484,375
Activision*
   Developer of entertainment
   software (Computer Software)                      200,000           2,168,750
ADFlex Solutions*
   Flexible circuit boards
   (Electronics)                                     175,100           3,802,953
America Online*
   Provider of electronic mail,
   entertainment, reference, and
   interactive publications, as
   well as Internet access
   (Internet/On Line)                                190,000          15,200,000
American Power Conversion*
   Manufacturer of constant-
   power supply products
   (Computer Hardware/
   Peripherals)                                      275,000           8,834,375
Aspect Telecommunications*
   Developer and manufacturer
   of automated call
   distribution equipment
   (Networking/Communications
   Infrastructure)                                   200,000           5,737,500
Autodesk
   Developer of software for
   architectural and mechanical
   design, data management,
   and mapping (Computer
   Software)                                         100,000           4,693,750
Cadence Design System*
   Electronic design automation
   software (Computer Software)                      400,000          14,525,000
CMP Media (Class A)*++
   Magazine and newspaper
   publisher (Media)                                 880,000          20,185,000
Cognex*
   Manufacturer of machine
   vision systems (Electronics
   Capital  Equipment)                               400,000           9,662,500
Credence Systems*
   Manufacturer of automated
   semiconductor test
   equipment (Electronics
   Capital Equipment)                                350,000           9,625,000
Electro Scientific Industries*
   Manufacturer of memory circuit
   repair systems (Electronics
   Capital Equipment)                                230,000           8,754,375
Electronic Arts*
   Developer, marketer, and
   distributor of entertainment
   software (Computer Software)                      350,000          16,165,625
Electronics for Imaging*
   Peripherals for color
   copiers (Electronics)                             500,000          10,234,375
EMC*
   Manufacturer of enterprise
   storage devices (Computer
   Hardware/Peripherals)                             650,000          29,981,250
Etec Systems*
   Photomask manufacturing
   systems (Electronics Capital
   Equipment)                                        200,000          11,337,500
Gartner Group (Class A)*
   Provider of information
   technology consulting and
   training services (Computer
   and Business Services)                            300,000           9,928,125
GaSonics International*
   Developer and supplier
   of photoresist removal
   equipment (Electronics
   Capital Equipment)                                400,000           4,925,000
Genesys Telecommunications
Laboratories*
   Provider of software for integrating
   computing resources with
   telephony and telecommunications
   media (Computer Software)                         235,000           7,027,969
Great Plains Software*
   Developer and supplier of
   financial management software
   (Computer Software)                               100,000           3,793,750

----------
See footnotes on page 66.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Technology Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
Hadco*
   Manufacturer of complex
   printed circuit boards
   (Electronics)                                     100,000        $  3,831,250
HNC Software*
   Developer and vendor of
   software for mission-critical
   decision applications
   (Computer Software)                               275,000          10,656,250
In Focus Systems*
   Manufacturer of portable
   projection systems
   (Computer Hardware/
   Peripherals)                                      264,700           2,270,630
KLA-Tencor*
   Manufacturer of wafer
   and metrology equipment
   (Electronics Capital
   Equipment)                                        250,000          10,062,500
Kulicke & Soffa Industries*
   Manufacturer of semiconductor
   packaging equipment
   (Electronics Capital Equipment)                   600,000          12,862,500
Lattice Semiconductor*
   Designer and manufacturer of
   programmable logic devices
   (Semiconductors)                                  200,000           9,118,750
Lexmark International Group
(Class A)*
   Manufacturer of laser and
   inkjet printers and cartridges
   (Computer Hardware/
   Peripherals)                                      275,000          15,915,625
Maxim Integrated Products*
   Manufacturer of linear and
   mixed-signal integrated
   circuits (Semiconductors)                         485,000          19,566,719
Microchip Technology*
   Supplier of field programmable
   microcontrollers
   (Semiconductors)                                  400,000          11,325,000
NeoMagic*
   Developer and distributor of
   microchips combining DRAM,
   complex logic, and analog
   circuitry (Computer Hardware/
   Peripherals)                                      300,000           6,178,125
Network Associates*
   Supplier of network security
   and management solutions
   (Computer Software)                               250,000          17,140,625
Novellus Systems*
   Designer and manufacturer of
   chemical vapor deposition
   equipment (Electronics
   Capital Equipment)                                450,000          21,515,625
Parametric Technology*
   Developer of mechanical
   design software
   (Computer Software)                               330,800          10,575,262
PMC-Sierra*
   Provider of high-speed
   networking circuits
   (Semiconductors)                                  200,000           9,081,250
REMEC*
   Designer and manufacturer of
   multi-function modules for
   microwave transmission systems
   (Networking/Communication
   Infrastructure)                                   200,000           4,950,000
Sawtek*
   Designer, developer,
   manufacturer, and distributor
   of electronic signaling
   components (Electronics)                          250,000           7,625,000
SportsLine*
   Provider of on-line interactive
   sports information and
   programming (Internet/On Line)                    100,000           3,500,000
Storage Technology*
   Designer and manufacturer
   of tape- and disk-based
   data storage equipment
   (Computer Hardware/
   Peripherals)                                      250,000          21,109,375

----------
See footnotes on page 66.

PORTFOLIO OF INVESTMENTS
April 30, 1998
Seligman Henderson Global Technology Fund

                                                      SHARES           VALUE
                                                     --------       ------------
UNITED STATES (continued)
Structural Dynamics Research*
   Developer of mechanical
   design software
   (Computer Software)                               750,000        $ 21,234,375
Synopsys*
   Developer of integrated
   circuit design software
   (Computer Software)                               400,000          17,175,000
Teradyne*
   Manufacturer of semiconductor
   test equipment (Electronics
   Capital Equipment)                                400,000          14,600,000
Veeco Instruments*
   Ion beam etching and surface
   measurement systems
   (Electronics Capital
   Equipment)                                        300,000          12,187,500
                                                                    ------------
                                                                     461,548,533
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $706,302,573)                                                911,099,977
                                                                    ------------

                                                    PRINCIPAL
                                                     AMOUNT            VALUE
                                                    ---------       ------------
CONVERTIBLE BONDS 0.24%
  (Cost $2,000,000)
UNITED STATES 0.24%
HNC Software
   4 3/4%, 3/1/2003
   (Computer Software)                            $2,000,000        $  2,225,000
                                                                    ------------

TOTAL INVESTMENTS 97.97%
  (Cost $708,302,573)                                                913,324,977

OTHER ASSETS
LESS LIABILITIES 2.03%                                                18,917,196
                                                                    ------------
NET ASSETS 100.00%                                                  $932,242,173
                                                                    ============

----------
*  Non-income producing security.
+  Rule 144A security.
++ Affiliated issuers (a Series' holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1998

                                                                   EMERGING         GLOBAL           GLOBAL
                                                                    MARKETS         GROWTH           SMALLER            GLOBAL
                                                INTERNATIONAL       GROWTH       OPPORTUNITIES      COMPANIES         TECHNOLOGY
                                                    FUND             FUND            FUND             FUND               FUND
                                                -------------    ------------    -------------    ---------------    -------------
ASSETS:
Investments, at value (see portfolios of
investments):
   Common stocks* ...........................   $  98,243,579    $ 92,727,050    $ 209,775,079    $ 1,062,557,648    $ 911,099,977
   Bonds ....................................              --          95,879               --          3,144,329        2,225,000
   Preferred stocks .........................              --              --               --          6,811,548               --
                                                -------------    ------------    -------------    ---------------    -------------
Total investments ...........................      98,243,579      92,822,929      209,775,079      1,072,513,525      913,324,977
Cash ........................................              --       5,007,277        4,029,878         22,883,619       17,146,174
Receivable for securities sold ..............       1,305,404              --           58,508          9,387,745        2,763,665
Receivable for Capital Stock sold ...........       1,055,355         379,528          455,570          6,529,302        3,579,324
Receivable for dividends and interest .......         486,820          39,960          414,307          3,449,915          485,527
Unrealized appreciation on forward
currency contracts ..........................         312,195              --          504,647          1,815,565           25,901
Expenses prepaid to shareholder service agent          33,902          51,296           70,804            380,326          351,818
Other .......................................          30,261          30,602           30,267             75,072           51,859
                                                -------------    ------------    -------------    ---------------    -------------
Total Assets ................................     101,467,516      98,331,592      215,339,060      1,117,035,069      937,729,245
                                                -------------    ------------    -------------    ---------------    -------------

LIABILITIES:
Payable for securities purchased ............       1,212,304         298,326          359,125          6,028,768               --
Payable for Capital Stock repurchased .......         199,938         592,831          759,234          4,132,019        3,875,872
Payable to custodian ........................          55,656              --               --                 --               --
Unrealized depreciation on forward
currency contracts ..........................              --             622               --                729               --
Accrued expenses, taxes, and other ..........         236,100         261,239          395,068          2,043,439        1,611,200
                                                -------------    ------------    -------------    ---------------    -------------
Total Liabilities ...........................       1,703,998       1,153,018        1,513,427         12,204,955        5,487,072
                                                -------------    ------------    -------------    ---------------    -------------
Net Assets ..................................   $  99,763,518    $ 97,178,574    $ 213,825,633    $ 1,104,830,114    $ 932,242,173
                                                =============    ============    =============    ===============    =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ..................................   $       2,435    $      5,231    $      10,942    $        25,946    $      41,535
   Class B ..................................             467           3,683            2,162             16,874            4,786
   Class D ..................................           2,216           3,415            6,854             22,514           17,319
Additional paid-in capital ..................      75,639,583      93,862,702      144,988,748        903,285,369      709,023,520
Accumulated net investment loss .............        (301,105)     (1,019,807)      (1,141,905)        (5,603,476)      (5,754,944)
Undistributed/accumulated net realized gain
(loss) on investments .......................       1,290,534      (6,213,216)       7,966,549         11,509,195       23,864,570
Net unrealized appreciation of investments ..      24,514,972      12,184,769       66,545,789        218,004,244      216,310,535
Net unrealized depreciation on translation of
assets and liabilities denominated in foreign
currencies and forward currency contracts ...      (1,385,584)     (1,648,203)      (4,553,506)       (22,430,552)     (11,265,148)
                                                -------------    ------------    -------------    ---------------    -------------
NET ASSETS ..................................   $  99,763,518    $ 97,178,574    $ 213,825,633    $ 1,104,830,114    $ 932,242,173
                                                =============    ============    =============    ===============    =============

NET ASSETS:
   Class A ..................................   $  48,529,845    $ 41,562,203    $ 118,302,578    $   450,217,441    $ 616,165,979
   Class B ..................................   $   8,921,809    $ 28,860,404    $  22,910,322    $   280,363,692    $  68,514,338
   Class D ..................................   $  42,311,864    $ 26,755,967    $  72,612,733    $   374,248,981    $ 247,561,856

SHARES OF CAPITAL STOCK OUTSTANDING:
   Class A ..................................       2,434,558       5,230,719       10,941,880         25,946,390       41,534,639
   Class B ..................................         467,254       3,682,850        2,162,375         16,873,968        4,786,203
   Class D ..................................       2,216,130       3,415,264        6,853,495         22,513,391       17,319,446

NET ASSET VALUE PER SHARE:
   Class A ..................................   $       19.93    $       7.95    $       10.81    $         17.35    $       14.83
   Class B ..................................   $       19.09    $       7.84    $       10.59    $         16.62    $       14.31
   Class D ..................................   $       19.09    $       7.83    $       10.59    $         16.62    $       14.29


----------
* Includes affiliated issuers (issuers in which a Series' holdings representing 5% or more of the outstanding voting securities) with cost of $22,404,363 and $22,780,953, and value of $35,223,430 and $26,838,349, respectively, for the Global Smaller Companies Fund and the Global Technology Fund.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1998

                                                                      EMERGING          GLOBAL        GLOBAL
                                                                       MARKETS          GROWTH        SMALLER           GLOBAL
                                                    INTERNATIONAL      GROWTH       OPPORTUNITIES     COMPANIES       TECHNOLOGY
                                                        FUND            FUND            FUND            FUND             FUND
                                                    ------------    ------------    ------------    -------------    -------------
INVESTMENT INCOME:
Dividends* ......................................   $    718,899    $    334,534    $    889,155    $   4,668,093    $   1,156,900
Interest ........................................         47,262         258,886          98,262          609,330        1,199,096
                                                    ------------    ------------    ------------    -------------    -------------
Total Investment Income** .......................        766,161         593,420         987,417        5,277,423        2,355,996
                                                    ------------    ------------    ------------    -------------    -------------

EXPENSES:
Management fees .................................        462,504         602,781         970,021        5,046,807        4,264,088
Distribution and service fees ...................        282,648         324,518         555,131        3,478,907        2,116,733
Shareholder account services ....................        112,595         172,549         242,812        1,372,482        1,174,444
Custody and related services ....................         61,102          59,985          75,025          369,937          226,739
Registration ....................................         33,938          31,817          28,127          105,581          104,657
Auditing and legal fees .........................         26,109          29,116          26,177           26,782           26,624
Shareholder reports and communications ..........         22,300          26,500          31,700          200,208          271,393
Directors' fees and expenses ....................          7,860           8,797           9,295           36,571           26,131
Miscellaneous ...................................          3,095           3,157           5,651           16,788           14,019
                                                    ------------    ------------    ------------    -------------    -------------
Total Expenses ..................................      1,012,151       1,259,220       1,943,939       10,654,063        8,224,828
                                                    ------------    ------------    ------------    -------------    -------------
Net Investment Loss .............................       (245,990)       (665,800)       (956,522)      (5,376,640)      (5,868,832)
                                                    ------------    ------------    ------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments*** ......      4,782,351      (1,823,902)     10,434,055       34,020,801       29,523,476
Net realized loss from foreign currency
transactions*** .................................     (1,389,030)     (1,119,993)     (2,178,266)     (16,812,047)      (1,849,830)
Net change in unrealized appreciation
of investments ..................................     14,226,537      10,145,066      32,668,525      136,262,945      109,279,994
Net change in unrealized depreciation on
translation of assets and liabilities denominated
in foreign currencies and forward
currency contracts ..............................       (703,051)        615,238        (572,283)        (751,480)      (3,636,846)
                                                    ------------    ------------    ------------    -------------    -------------
Net Gain on Investments and Foreign
Currency Transactions ...........................     16,916,807       7,816,409      40,352,031      152,720,219      133,316,794
                                                    ------------    ------------    ------------    -------------    -------------
Increase in Net Assets
from Operations .................................   $ 16,670,817    $  7,150,609    $ 39,395,509    $ 147,343,579    $ 127,447,962
                                                    ============    ============    ============    =============    =============

----------
*   Includes dividend income from affiliated
    issuers as follows: .........................             --              --              --               --         $ 79,847
**  Net of foreign taxes withheld as follows: ...        $96,172         $24,752         $82,819         $624,428          178,128
*** Includes net realized gain (including
    effect of foreign currency transactions)
    from affiliated issuers as follows: .........             --              --              --          586,695               --

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               INTERNATIONAL                EMERGING MARKETS
                                                                   FUND                       GROWTH FUND
                                                       -----------------------------    ------------------------------
                                                         SIX MONTHS        YEAR           SIX MONTHS         YEAR
                                                           ENDED           ENDED            ENDED            ENDED
                                                          4/30/98         10/31/97         4/30/98          10/31/97
                                                       ------------    -------------    -------------    -------------
OPERATIONS:
Net investment loss ................................   $   (245,990)   $    (634,722)   $    (665,800)   $    (882,224)
Net realized gain (loss) on investments ............      4,782,351       12,612,987       (1,823,902)        (148,704)
Net realized loss from foreign currency transactions     (1,389,030)      (6,357,450)      (1,119,993)      (2,880,868)
Net change in unrealized appreciation/depreciation
of investments .....................................     14,226,537        1,745,746       10,145,066        2,540,710
Net change in unrealized depreciation on translation
of assets and liabilities denominated in foreign
currencies and forward currency contracts ..........       (703,051)       1,928,031          615,238       (1,858,237)
                                                       ------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets from Operations ..     16,670,817        9,294,592        7,150,609       (3,229,323)
                                                       ------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ..........................................     (3,073,832)      (2,600,409)              --               --
  Class B ..........................................       (442,506)        (155,283)              --               --
  Class D ..........................................     (2,927,252)      (2,512,690)              --               --
                                                       ------------    -------------    -------------    -------------
Decrease in Net Assets from Distributions ..........     (6,443,590)      (5,268,382)              --               --
                                                       ------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ..........................................      5,994,713        8,433,918        5,344,675       24,772,191
  Class B ..........................................      1,787,925        3,830,342        2,818,673       21,632,060
  Class D ..........................................      2,560,251        7,260,659        2,178,086       16,452,673
Exchanged from associated Funds:
  Class A ..........................................     19,988,253       42,509,534        9,150,232       32,454,783
  Class B ..........................................      2,366,624          546,088          256,207        3,193,456
  Class D ..........................................     15,375,336       17,279,201        1,746,092       18,323,632
Shares issued in payment of gain distributions:
  Class A ..........................................      2,644,651        1,907,643               --               --
  Class B ..........................................        416,869          145,807               --               --
  Class D ..........................................      2,517,142        2,266,472               --               --
                                                       ------------    -------------    -------------    -------------
Total ..............................................     53,651,764       84,179,664       21,493,965      116,828,795
                                                       ------------    -------------    -------------    -------------
Cost of shares repurchased:
  Class A ..........................................    (10,269,588)     (16,889,634)      (6,629,798)     (12,525,580)
  Class B ..........................................       (496,003)        (285,808)      (2,429,088)      (2,633,033)
  Class D ..........................................     (6,061,667)     (13,972,244)      (3,963,519)      (4,107,703)
Exchanged into associated Funds:
  Class A ..........................................    (21,149,691)     (43,254,302)     (13,517,376)     (19,719,002)
  Class B ..........................................     (2,300,037)        (811,812)      (2,681,218)      (2,336,033)
  Class D ..........................................    (17,272,520)     (21,316,046)      (6,383,844)     (12,208,736)
                                                       ------------    -------------    -------------    -------------
Total ..............................................    (57,549,506)     (96,529,846)     (35,604,843)     (53,530,087)
                                                       ------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets from
Capital Share Transactions .........................     (3,897,742)     (12,350,182)     (14,110,878)      63,298,708
                                                       ------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ..................      6,329,485       (8,323,972)      (6,960,269)      60,069,385

NET ASSETS:
Beginning of period ................................     93,434,033      101,758,005      104,138,843       44,069,458
                                                       ------------    -------------    -------------    -------------
End of Period ......................................   $ 99,763,518    $  93,434,033    $  97,178,574    $ 104,138,843
                                                       ============    =============    =============    =============

                                                                GLOBAL GROWTH
                                                             OPPORTUNITIES FUND
                                                       ------------------------------
                                                         SIX MONTHS         YEAR
                                                           ENDED            ENDED
                                                          4/30/98          10/31/97
                                                       -------------    -------------
OPERATIONS:
Net investment loss ................................   $    (956,522)   $  (1,712,413)
Net realized gain (loss) on investments ............      10,434,055       14,475,563
Net realized loss from foreign currency transactions      (2,178,266)      (5,288,647)
Net change in unrealized appreciation/depreciation
of investments .....................................      32,668,525       16,851,124
Net change in unrealized depreciation on translation
of assets and liabilities denominated in foreign
currencies and forward currency contracts ..........        (572,283)      (1,171,623)
                                                       -------------    -------------
Increase (Decrease) in Net Assets from Operations ..      39,395,509       23,154,004
                                                       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ..........................................      (4,341,727)              --
  Class B ..........................................        (769,002)              --
  Class D ..........................................      (2,571,099)              --
                                                       -------------    -------------
Decrease in Net Assets from Distributions ..........      (7,681,828)              --
                                                       -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ..........................................       2,879,466       12,893,684
  Class B ..........................................       2,416,719        9,863,991
  Class D ..........................................       2,866,924       11,847,943
Exchanged from associated Funds:
  Class A ..........................................       7,237,556        4,188,658
  Class B ..........................................       1,029,270        1,014,306
  Class D ..........................................       3,693,605        5,672,140
Shares issued in payment of gain distributions:
  Class A ..........................................       3,953,481               --
  Class B ..........................................         658,995               --
  Class D ..........................................       2,334,502               --
                                                       -------------    -------------
Total ..............................................      27,070,518       45,480,722
                                                       -------------    -------------
Cost of shares repurchased:
  Class A ..........................................     (13,907,955)     (24,937,167)
  Class B ..........................................      (2,171,001)      (1,352,960)
  Class D ..........................................      (7,844,001)      (8,496,389)
Exchanged into associated Funds:
  Class A ..........................................      (8,868,971)      (5,055,701)
  Class B ..........................................      (1,572,264)        (980,251)
  Class D ..........................................      (3,265,617)      (5,447,579)
                                                       -------------    -------------
Total ..............................................     (37,629,809)     (46,270,047)
                                                       -------------    -------------
Increase (Decrease) in Net Assets from
Capital Share Transactions .........................     (10,559,291)        (789,325)
                                                       -------------    -------------
Increase (Decrease) in Net Assets ..................      21,154,390       22,364,679

NET ASSETS:
Beginning of period ................................     192,671,243      170,306,564
                                                       -------------    -------------
End of Period ......................................   $ 213,825,633    $ 192,671,243
                                                       =============    =============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 GLOBAL SMALLER                     GLOBAL TECHNOLOGY
                                                                 COMPANIES FUND                           FUND
                                                       ----------------------------------    ------------------------------
                                                         SIX MONTHS             YEAR           SIX MONTHS         YEAR
                                                            ENDED               ENDED            ENDED            ENDED
                                                           4/30/98            10/31/97          4/30/98          10/31/97
                                                       ---------------    ---------------    -------------    -------------
OPERATIONS:
Net investment loss ................................   $    (5,376,640)   $    (3,884,361)   $  (5,868,832)   $ (11,314,644)
Net realized gain on investments ...................        34,020,801         48,603,936       29,523,476      160,468,225
Net realized loss from foreign
currency transactions ..............................       (16,812,047)        (7,015,314)      (1,849,830)      (2,395,338)
Net change in unrealized appreciation/depreciation
of investments .....................................       136,262,945         49,634,066      109,279,994       83,247,639
Net change in unrealized depreciation on translation
of assets and liabilities denominated in foreign
currencies and forward currency contracts ..........          (751,480)       (18,276,737)      (3,636,846)      (1,868,340)
                                                       ---------------    ---------------    -------------    -------------
Increase in Net Assets from Operations .............       147,343,579         69,061,590      127,447,962      228,137,542
                                                       ---------------    ---------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ..........................................       (17,124,087)       (16,938,227)     (88,901,967)              --
  Class B ..........................................       (10,275,288)        (5,226,787)      (8,378,405)              --
  Class D ..........................................       (15,357,547)       (14,328,867)     (36,604,731)              --
                                                       ---------------    ---------------    -------------    -------------
Decrease in Net Assets from Distributions ..........       (42,756,922)       (36,493,881)    (133,885,103)              --
                                                       ---------------    ---------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ..........................................        41,812,899        161,210,830       22,325,285       53,544,965
  Class B ..........................................        23,977,412        160,923,469       10,113,928       30,651,040
  Class D ..........................................        22,085,411        129,977,455       10,202,957       27,634,257
Exchanged from associated Funds:
  Class A ..........................................        91,882,215         38,707,367       74,085,927      131,077,214
  Class B ..........................................         3,390,454          8,353,794        2,891,802        7,378,122
  Class D ..........................................        36,474,759         22,459,122      106,274,502       31,456,056
Shares issued in payment of gain distributions:
  Class A ..........................................        15,984,486         15,752,220       82,959,552               --
  Class B ..........................................         9,575,153          4,800,702        7,697,781               --
  Class D ..........................................        14,283,344         13,378,106       34,229,560               --
                                                       ---------------    ---------------    -------------    -------------
Total ..............................................       259,466,133        555,563,065      350,781,294      281,741,654
                                                       ---------------    ---------------    -------------    -------------
Cost of shares repurchased:
  Class A ..........................................       (78,016,256)      (100,080,081)     (60,259,984)    (119,817,104)
  Class B ..........................................       (14,574,932)       (19,743,793)      (2,663,326)      (4,478,196)
  Class D ..........................................       (50,361,011)       (61,956,065)     (22,155,655)     (46,935,136)
Exchanged into associated Funds:
  Class A ..........................................       (99,686,818)       (46,909,181)     (81,756,932)    (141,838,011)
  Class B ..........................................       (16,141,363)       (17,273,307)      (3,040,374)      (6,449,635)
  Class D ..........................................       (53,063,990)       (29,350,663)    (111,410,780)     (37,285,917)
                                                       ---------------    ---------------    -------------    -------------
Total ..............................................      (311,844,370)      (275,313,090)    (281,287,051)    (356,803,999)
                                                       ---------------    ---------------    -------------    -------------
Increase (Decrease) in Net Assets from
Capital Share Transactions .........................       (52,378,237)       280,249,975       69,494,243      (75,062,345)
                                                       ---------------    ---------------    -------------    -------------
Increase in Net Assets .............................        52,208,420        312,817,684       63,057,102      153,075,197

NET ASSETS:
Beginning of period ................................     1,052,621,694        739,804,010      869,185,071      716,109,874
                                                       ---------------    ---------------    -------------    -------------
End of Period ......................................   $ 1,104,830,114    $ 1,052,621,694    $ 932,242,173    $ 869,185,071
                                                       ===============    ===============    =============    =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of five separate Series: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). Each Series of the Fund offers three classes of shares.

      Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Foreign Securities -- Investments in foreign securities will primarily be traded in foreign currencies, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

            (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

            (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

      Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the US dollar

NOTES TO FINANCIAL STATEMENTS

      equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. Forward Currency Contracts -- The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. Federal Taxes -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

e. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

f. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

g. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998, were as follows:

    SERIES                                       PURCHASES              SALES
------------------                             ------------         ------------
International Fund                             $ 30,168,831         $ 38,331,022

Emerging Markets
   Growth Fund                                   38,460,392           39,738,658

Global Growth
   Opportunities Fund                            44,909,938           60,078,286

Global Smaller
   Companies Fund                               229,200,070          341,025,713

Global Technology Fund                          215,444,415          274,998,456

      At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized

NOTES TO FINANCIAL STATEMENTS

appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

                                                    TOTAL              TOTAL
                                                  UNREALIZED         UNREALIZED
    SERIES                                       APPRECIATION       DEPRECIATION
------------------                              -------------       ------------
International Fund                              $ 26,527,642        $ 3,691,346

Emerging Markets
   Growth Fund                                    15,152,333          4,615,991

Global Growth
   Opportunities Fund                             70,165,703          8,663,070

Global Smaller
   Companies Fund                                268,424,467         74,615,374

Global Technology Fund                           282,303,557         77,281,153

4. Management Fee, Administrative Services, and Other Transactions -- J. &W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs the Fund's global investments. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and Manager, is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of the Emerging Markets Growth Fund and 1.00% per annum of each of the other Series' average daily net assets, of which 1.15% and 0.90%, respectively, are paid to the Subadviser.

      On March 30, 1998, AMP Limited, an Australian life insurance and financial services company, completed an acquisition of Henderson plc, which resulted in the termination of the Fund's subadvisory agreements. The Fund's Board of Directors approved interim subadvisory agreements pursuant to which the Subadviser will continue to supervise and direct the Fund's global investments until new subadvisory arrangements become effective. The Fund's Directors also approved a proposed new subadvisory agreement pursuant to which another subsidiary of Henderson plc would serve as subadviser to the Fund and be responsible for supervising and directing the Fund's international investments. The Manager would retain responsibility for the Fund's US investments. Both the interim subadvisory agreement and the new subadvisory agreement are subject to approval by vote of the shareholders, scheduled for June 30, 1998.

      Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares, and an affiliate of the Manager, received concessions after commissions were paid to dealers for sales of Class A shares as follows:

                                                 DISTRIBUTOR           DEALER
    SERIES                                       CONCESSIONS        COMMISSIONS
------------------                               -----------        ------------
International Fund                                 $ 4,845           $ 38,023

Emerging Markets
   Growth Fund                                       7,824             60,758

Global Growth
   Opportunities Fund                                8,705             68,760

Global Smaller
   Companies Fund                                   52,903            423,884

Global Technology Fund                              79,924            646,275

      Each Series of the Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 1998, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund aggregated $46,865, $46,890, $129,596, $490,549, and $687,996, respectively, or 0.21%, 0.23%, 0.24%,
0.24%, and 0.24%, respectively, per annum of the average daily net assets of Class A shares.

      Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

      With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a

NOTES TO FINANCIAL STATEMENTS

third party (the "Purchaser") which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

      For the six months ended April 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, were as follows:

    SERIES                                          CLASS B             CLASS D
------------------                                 ----------         ----------
International Fund                                 $   34,522         $  201,261

Emerging Markets
   Growth Fund                                        138,729            138,899

Global Growth
   Opportunities Fund                                  99,341            326,194

Global Smaller
   Companies Fund                                   1,241,141          1,747,217

Global Technology Fund                                288,430          1,140,307

      The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class Ashares occurring within 18 months of purchase. For the six months ended April 30, 1998, such charges were as follows:

    SERIES                                             AMOUNT
------------------                                    -------
International Fund                                    $ 3,909

Emerging Markets Growth Fund                           12,660

Global Growth Opportunities Fund                        4,723

Global Smaller Companies Fund                          67,025

Global Technology Fund                                 29,035

      The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amounts of such payments and the Class B shares distribution fees retained by the Distributor for the six months ended April 30, 1998, were as follows:

    SERIES                                             AMOUNT
------------------                                    -------
International Fund                                    $ 3,330

Emerging Markets Growth Fund                            6,455

Global Growth Opportunities Fund                        5,156

Global Smaller Companies Fund                          53,780

Global Technology Fund                                 21,281

      Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 1998, Seligman Services, Inc. received commissions for the sales of shares of each Series and distribution and service fees, pursuant to the Plan, as follows:

                                                                  DISTRIBUTION
    SERIES                                      COMMISSIONS     AND SERVICE FEES
------------------                              -----------     ----------------
International Fund                                 $ 1,146           $ 9,858

Emerging Markets
   Growth Fund                                         494             3,436

Global Growth
   Opportunities Fund                                1,494             4,130

Global Smaller
   Companies Fund                                    8,390            22,936

Global Technology Fund                              16,206            46,108

      Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

    SERIES                                             AMOUNT
------------------                                    -------
International Fund                                  $ 112,595

Emerging Markets Growth Fund                          172,549

Global Growth Opportunities Fund                      242,812

Global Smaller Companies Fund                       1,372,482

Global Technology Fund                              1,174,444

      Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc. and/or Seligman Data Corp.

      The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at April 30, 1998, are included in other liabilities, as follows:

    SERIES                                             AMOUNT
------------------                                    -------
International Fund                                    $11,655

Emerging Markets GrowthFund                             1,513

Global Growth Opportunities Fund                        2,971

Global Smaller Companies Fund                          10,875

Global Technology Fund                                  7,626

NOTES TO FINANCIAL STATEMENTS

5. Committed Line of Credit -- The Fund has a $100 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. Loss Carryforward -- In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains on an annual basis. At October 31, 1997, the Emerging Markets Growth Fund had a net capital loss carryforward for federal income tax purposes of $3,465,552, which is available for offset against future taxable capital gains, expiring in various amounts through 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which a Series' holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended April 30, 1998, is as follows:

                                           GROSS     GROSS SALES
                           BEGINNING     PURCHASES       AND          ENDING          REALIZED           DIVIDEND          ENDING
AFFILIATE                   SHARES     AND ADDITIONS  REDUCTIONS      SHARES         GAIN (LOSS)          INCOME            VALUE
---------                  ---------      -------      -------       ---------       -----------        -----------      -----------
GLOBAL SMALLER
COMPANIES FUND

Bon Appetit Holding ..        12,353           --        2,700           9,653       $   431,795                 --      $ 6,298,229
La Doria .............     2,252,166       41,925      240,000       2,054,091          (274,730)                --        7,536,885
L'Europeenne
  d'Extincteurs ......       142,402           --           --         142,402                --                 --       11,903,316
FactSet Research
   Systems ...........       500,000           --      229,000         271,000         1,954,899                 --        9,485,000
Simon Transportation
  Services ...........       270,000           --      270,000              --        (1,525,269)                --               --
                                                                                     -----------        -----------      -----------
                                                                                     $   586,695*                --      $35,223,430
                                                                                     ===========        ===========      ===========
GLOBAL TECHNOLOGY FUND
CMP Media (Class A) ..       700,000      180,000           --         880,000                --                 --      $20,185,000
IlionGroup ...........     1,616,914           --           --       1,616,914                --        $    63,699        5,313,927
Linx Printing
  Technology .........       570,000           --           --         570,000                --             16,148        1,339,422
                                                                                     -----------        -----------      -----------
                                                                                              --        $    79,847      $26,838,349
                                                                                     ===========        ===========      ===========

----------
* Includes net realized loss from foreign currency transactions of $132,951.

NOTES TO FINANCIAL STATEMENTS

8. Capital Stock Share Transactions -- The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Series of the Fund. As of April 30, 1998, the Board of Directors had classified 400,000,000 shares for the International Fund, 100,000,000 shares for the Emerging Markets Growth Fund, and 500,000,000 shares each for the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund, all at a par value of $.001 per share.

                                                   INTERNATIONAL               EMERGING MARKETS                 GLOBAL GROWTH
                                                       FUND                       GROWTH FUND                OPPORTUNITIES FUND
                                            ---------------------------   ---------------------------    --------------------------
                                            SIX MONTHS        YEAR         SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                               ENDED          ENDED           ENDED          ENDED           ENDED          ENDED
                                              4/30/98       10/31/97         4/30/98       10/31/97         4/30/98       10/31/97
                                            ----------     ----------      ----------      ---------      ----------     ----------
Sale of shares:
   Class A                                     325,006        469,762         717,928      2,993,423        291,802       1,449,286
   Class B                                     100,309        219,118         384,084      2,612,415        252,543       1,123,386
   Class D                                     145,412        418,939         295,973      2,012,007        297,421       1,356,808
Exchanged from associated Funds:
   Class A                                   1,144,769      2,324,501       1,243,602      4,057,896        726,896         476,273
   Class B                                     128,963         30,506          34,782        391,346        108,779         110,609
   Class D                                     897,278        987,349         238,426      2,226,146        385,451         649,300
Shares issued in payment of gain
distributions:
   Class A                                     162,847        112,811              --             --        455,996              --
   Class B                                      26,671          8,858              --             --         77,256              --
   Class D                                     161,045        137,696              --             --        273,681              --
                                            ----------     ----------      ----------     ----------     ----------      ----------
Total                                        3,092,300      4,709,540       2,914,795     14,293,233      2,869,825       5,165,662
                                            ----------     ----------      ----------     ----------     ----------      ----------
Shares repurchased:
   Class A                                    (567,043)      (966,373)       (890,368)    (1,498,674)    (1,467,281)     (2,814,964)
   Class B                                     (29,002)       (15,472)       (330,873)      (312,134)      (232,717)       (147,394)
   Class D                                    (349,482)      (822,399)       (538,623)      (502,678)      (833,002)       (965,125)
Exchanged into associated Funds:
   Class A                                  (1,203,418)    (2,337,951)     (1,842,241)    (2,482,147)      (912,970)       (568,846)
   Class B                                    (126,668)       (45,879)       (371,268)      (284,989)      (173,971)       (110,456)
   Class D                                  (1,006,114)    (1,216,560)       (882,437)    (1,454,997)      (363,496)       (626,078)
                                            ----------     ----------      ----------     ----------     ----------      ----------
Total                                       (3,281,727)    (5,404,634)     (4,855,810)    (6,535,619)    (3,983,437)     (5,232,863)
                                            ----------     ----------      ----------     ----------     ----------      ----------
Increase (decrease) in shares                 (189,427)      (695,094)     (1,941,015)     7,757,614     (1,113,612)        (67,201)
                                            ==========     ==========      ==========     ==========     ==========      ==========

                                                  GLOBAL SMALLER               GLOBAL TECHNOLOGY
                                                  COMPANIES FUND                      FUND
                                            -------------------------      -------------------------
                                            SIX MONTHS        YEAR         SIX MONTHS         YEAR
                                              ENDED          ENDED           ENDED           ENDED
                                             4/30/98        10/31/97        4/30/98        10/31/97
                                            ----------     ----------      ----------     ----------
Sale of shares:
   Class A                                   2,659,683     10,709,397       1,658,158      3,700,869
   Class B                                   1,602,170     11,006,362         778,358      2,147,619
   Class D                                   1,481,017      8,914,612         791,413      1,953,820
Exchanged from associated Funds:
   Class A                                   5,586,584      2,567,331       5,516,426      9,603,055
   Class B                                     234,062        578,628         229,993        599,186
   Class D                                   2,320,128      1,545,821       8,375,813      2,118,807
Shares issued in payment of gain
distributions:
   Class A                                   1,085,903      1,069,396       6,425,992             --
   Class B                                     677,168        335,948         615,822             --
   Class D                                   1,009,424        936,187       2,740,557             --
                                            ----------     ----------      ----------     ----------
Total                                       16,656,139     37,663,682      27,132,532     20,123,356
                                           -----------    -----------     -----------    -----------
Shares repurchased:
   Class A                                  (5,066,411)    (6,615,043)     (4,496,524)    (8,669,868)
   Class B                                    (988,449)    (1,358,539)       (203,254)      (325,415)
   Class D                                  (3,429,369)    (4,192,374)     (1,715,184)    (3,500,176)
Exchanged into associated Funds:
   Class A                                  (6,120,754)    (3,071,754)     (6,095,886)   (10,296,821)
   Class B                                  (1,118,977)    (1,159,574)       (234,771)      (519,418)
   Class D                                  (3,491,890)    (1,979,913)     (8,678,080)    (2,561,251)
                                           -----------    -----------     -----------    -----------
Total                                      (20,215,850)   (18,377,197)    (21,423,699)   (25,872,949)
                                           -----------    -----------     -----------    -----------
Increase (decrease) in shares               (3,559,711)    19,286,485       5,708,833     (5,749,593)
                                           ===========    ===========     ===========    ===========

NOTES TO FINANCIAL STATEMENTS

9. Outstanding Forward Exchange Currency Contracts -- At April 30, 1998, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                                  UNREALIZED
                                                FOREIGN         IN EXCHANGE    SETTLEMENT                        APPRECIATION
CONTRACT                                        CURRENCY         FOR US $         DATE         VALUE US $       (DEPRECIATION)
--------                                        --------        -----------    ----------      ----------       --------------
INTERNATIONAL FUND
Purchases:
British pounds                                     220,717         368,332       5/1/98           369,149       $       817
Sales:
Japanese yen                                   612,429,250       4,930,000      5/20/98         4,618,622           311,378
                                                                                                                -----------
                                                                                                                $   312,195
                                                                                                                ===========
EMERGING MARKETS GROWTH FUND PURCHASES:
Purchases:
Mexican pesos                                    2,169,685         256,131       5/4/98           255,573       $      (558)
Sales:
Portuguese escudos                               3,954,466          21,416       5/4/98            21,480               (64)
                                                                                                                -----------
                                                                                                                $      (622)
                                                                                                                ===========

GLOBAL GROWTH OPPORTUNITIES FUND
Sales:
Japanese yen                                   992,557,750       7,990,000      5/20/98         7,485,353       $   504,647
                                                                                                                ===========

GLOBAL SMALLER COMPANIES FUND
Purchases:
Australian dollars                                 129,139          83,682       5/1/98            83,882       $       200
British pounds                                      60,095         100,358       5/5/98           100,508               150
                                                                                                                -----------
                                                                                                                        350
                                                                                                                -----------
Sales:
French francs                                    1,010,420         167,399       5/4/98           167,914              (515)
Singapore dollars                                  192,144         121,127       5/5/98           121,341              (214)
Japanese yen                                 3,570,226,500      28,740,000      5/20/98        26,924,785         1,815,215
                                                                                                                -----------
                                                                                                                  1,814,486
                                                                                                                -----------
                                                                                                                $ 1,814,836
                                                                                                                ===========
GLOBAL TECHNOLOGY FUND
Sales:
Japanese yen                                 2,622,000,000      20,000,000      7/31/98        19,974,099       $    25,901
                                                                                                                ===========

FINANCIAL HIGHLIGHTS

      The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts based on average shares outstanding.

      "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. Total returns for periods of less than one year are not annualized.

INTERNATIONAL FUND

                                                                                       CLASS A
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS                              YEAR ENDED OCTOBER 31,
                                              ENDED        ----------------------------------------------------------------------
                                             4/30/98          1997           1996           1995           1994           1993
                                           ----------      ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ...       $17.92          $17.17         $16.71         $17.67         $15.98         $11.89
                                           ----------      ----------     ----------     ----------     ----------     ----------
Net investment income (loss) ...........           --(a)        (0.04)          0.05           0.06           0.04           0.04
Net realized and unrealized investment
gain (loss) ............................         3.62            2.47           1.77          (0.42)          0.91           4.25
Net realized and unrealized gain (loss)
from foreign currency transactions .....        (0.39)          (0.79)         (0.44)          0.09           1.08          (0.17)
                                           ----------      ----------     ----------     ----------     ----------     ----------
Increase (Decrease) from Investment
Operations .............................         3.23            1.64           1.38          (0.27)          2.03           4.12
Dividends paid .........................           --              --             --             --          (0.01)         (0.03)
Distributions from net gain realized ...        (1.22)          (0.89)         (0.92)         (0.69)         (0.33)            --
                                           ----------      ----------     ----------     ----------     ----------     ----------
Net Increase (Decrease) in Net Asset
Value ..................................         2.01            0.75           0.46          (0.96)          1.69           4.09
                                           ----------      ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........       $19.93          $17.92         $17.17         $16.71         $17.67         $15.98
                                           ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN BASED ON NET ASSET VALUE: .        19.59%           9.83%          8.43%         (1.24)%        12.85%         34.78%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........         1.71%+          1.78%          1.81%          1.69%          1.63%          1.75%
Net investment income (loss) to average
 net assets ............................        (0.13)%+        (0.23)%         0.28%          0.35%          0.27%          0.27%
Portfolio turnover .....................        32.68%          83.11%         55.71%         60.70%         39.59%         46.17%
Net Assets, End of Period (000s omitted)      $48,530         $46,107        $50,998        $48,763        $62,922        $33,134
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share ........                                                                                   $(0.04)
  Ratios:
  Expenses to average net assets .......                                                                                     2.30%
  Net investment loss to average net
  assets ...............................                                                                                    (0.28)%

----------
See footnotes on page 82.

FINANCIAL HIGHLIGHTS

                                                                      CLASS B
                                                     ---------------------------------------
                                                     SIX MONTHS         YEAR        4/22/96*
                                                       ENDED           ENDED          TO
                                                      4/30/98        10/31/97      10/31/96
                                                     ---------      ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .............      $17.30         $16.74        $17.38
                                                     ---------      ---------     ---------
Net investment loss ..............................       (0.08)         (0.18)        (0.03)
Net realized and unrealized investment gain (loss)        3.48           2.42         (0.54)
Net realized and unrealized loss from foreign
currency transactions ............................       (0.39)         (0.79)        (0.07)
                                                     ---------      ---------     ---------
Increase (Decrease) from Investment
Operations .......................................        3.01           1.45         (0.64)
Dividends paid ...................................          --             --            --
Distributions from net gain realized .............       (1.22)         (0.89)           --
                                                     ---------      ---------     ---------
Net Increase (Decrease) in
Net Asset Value ..................................        1.79           0.56         (0.64)
                                                     ---------      ---------     ---------
Net Asset Value, End of Period ...................      $19.09         $17.30        $16.74
                                                     =========      =========     =========
TOTAL RETURN BASED ON NET ASSET VALUE: ...........       18.97%          8.90%        (3.68)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................        2.57%+         2.58%         2.66%+
Net investment loss to average net assets ........       (0.99)%+       (1.03)%       (0.35)%+
Portfolio turnover ...............................       32.68%         83.11%        55.71%+++
Net Assets, End of Period (000s omitted) .........      $8,922         $6,350        $2,843

                                                                                 CLASS D
                                                      -----------------------------------------------------------------
                                                      SIX MONTHS            YEAR ENDED OCTOBER 31,             9/21/93*
                                                        ENDED      ---------------------------------------       TO
                                                       4/30/98      1997       1996       1995       1994     10/31/93
                                                       ------      ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ...............   $17.30      $16.74     $16.43     $17.53     $15.96     $15.23
                                                       ------      ------     ------     ------     ------     ------
Net investment loss ................................    (0.08)      (0.18)     (0.08)     (0.07)     (0.09)     (0.03)
Net realized and unrealized investment gain (loss) .     3.48        2.42       1.75      (0.43)      0.91       1.17
Net realized and unrealized gain (loss)
from foreign currency transactions .................    (0.39)      (0.79)     (0.44)      0.09       1.08      (0.41)
                                                       ------      ------     ------     ------     ------     ------
Increase (Decrease) from Investment
Operations .........................................     3.01        1.45       1.23      (0.41)      1.90       0.73
Dividends paid .....................................       --          --         --         --         --         --
Distributions from net gain realized ...............    (1.22)      (0.89)     (0.92)     (0.69)     (0.33)        --
                                                       ------      ------     ------     ------     ------     ------
Net Increase (Decrease) in
Net Asset Value ....................................     1.79        0.56       0.31      (1.10)      1.57       0.73
                                                       ------      ------     ------     ------     ------     ------
Net Asset Value, End of Period .....................   $19.09      $17.30     $16.74     $16.43     $17.53     $15.96
                                                       ======      ======     ======     ======     ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: .............    18.97%       8.90%      7.62%     (2.08)%    12.03%      4.79%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .....................     2.57%+      2.58%      2.64%      2.50%      2.50%      2.50%+
Net investment loss to average net assets ..........    (0.99)%+    (1.03)%    (0.47)%    (0.44)%    (0.53)%    (1.86)%+
Portfolio turnover .................................    32.68%      83.11%     55.71%     60.70%     39.59%     46.17%++
Net Assets, End of Period (000s omitted) ...........   $42,312     $40,977    $47,917    $31,273    $19,903     $1,648
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share ....................                                     $(0.09)    $(0.11)    $(0.11)
  Ratios:
  Expenses to average net assets ...................                                       2.62%      2.67%      8.49%+
  Net investment loss to average net assets ........                                      (0.56)%    (0.70)%    (7.84)%+

----------
See footnotes on page 82.

FINANCIAL HIGHLIGHTS


EMERGING MARKETS
GROWTH FUND

                                                           CLASS A                             CLASS B
                                             ----------------------------------   --------------------------------
                                             SIX MONTHS      YEAR      5/28/96*   SIX MONTHS     YEAR     5/28/96*
                                               ENDED        ENDED         TO         ENDED       ENDED       TO
                                              4/30/98      10/31/97    10/31/96     4/30/98    10/31/97   10/31/96
                                             ----------    --------    --------   ----------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ......     $7.34        $6.78       $7.14       $7.27       $6.76      $7.14
                                              -------      -------     -------      ------      ------     ------
Net investment loss .......................     (0.03)       (0.05)      (0.02)      (0.06)      (0.11)     (0.04)
Net realized and unrealized investment
gain (loss) ...............................      0.68         1.05       (0.25)       0.67        1.06      (0.25)
Net realized and unrealized loss from
foreign currency transactions .............     (0.04)       (0.44)      (0.09)      (0.04)      (0.44)     (0.09)
                                              -------      -------     -------      ------      ------     ------
Increase (Decrease) from Investment
Operations ................................      0.61         0.56       (0.36)       0.57        0.51      (0.38)
Dividends paid ............................        --           --          --          --          --         --
Distributions from net gain realized ......        --           --          --          --          --         --
                                              -------      -------     -------      ------      ------     ------
Net Increase (Decrease) in Net Asset Value       0.61         0.56       (0.36)       0.57        0.51      (0.38)
                                              -------      -------     -------      ------      ------     ------
Net Asset Value, End of Period ............     $7.95        $7.34       $6.78       $7.84       $7.27      $6.76
                                              =======      =======     =======      ======      ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ....      8.31%        8.26%      (5.04)%      7.84%       7.54%     (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............      2.17%+       2.27%       2.22%+      2.94%+      3.04%      3.00%+
Net investment loss to average net assets .     (0.94)%+     (0.56)%     (0.69)%+    (1.71)%+    (1.33)%    (1.47)%+
Portfolio turnover ........................     43.85%       84.09%      12.24%      43.85%      84.09%     12.24%
Net Assets, End of Period (000s omitted) ..    $41,562      $44,061     $19,864     $28,860     $28,819    $10,541
Without expense reimbursement and/or
  management fee waiver:**
  Net investment loss per share ...........                             $(0.05)                            $(0.07)
  Ratios:
  Expenses to average net assets ..........                               3.02%+                             3.80%+
  Net investment loss to average net assets                              (1.49)%+                           (2.27)%+

                                                          CLASS D
                                             ---------------------------------
                                             SIX MONTHS    YEAR      5/28/96*
                                                ENDED      ENDED        TO
                                               4/30/98    10/31/97   10/31/96
                                             ----------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ......     $7.27       $6.76      $7.14
                                               ------      ------     ------
Net investment loss .......................     (0.06)      (0.11)     (0.04)
Net realized and unrealized investment
gain (loss) ...............................      0.66        1.06      (0.25)
Net realized and unrealized loss from
foreign currency transactions .............     (0.04)      (0.44)     (0.09)
                                               ------      ------     ------
Increase (Decrease) from Investment
Operations ................................      0.56        0.51      (0.38)
Dividends paid ............................        --          --         --
Distributions from net gain realized ......        --          --         --
                                               ------      ------     ------
Net Increase (Decrease) in Net Asset Value       0.56        0.51      (0.38)
                                               ------      ------     ------
Net Asset Value, End of Period ............     $7.83       $7.27      $6.76
                                               ======      ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ....      7.70%       7.54%     (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............      2.94%+      3.04%      3.00%+
Net investment loss to average net assets .     (1.71)%+    (1.33)%    (1.47)%+
Portfolio turnover ........................     43.85%      84.09%     12.24%
Net Assets, End of Period (000s omitted) ..    $26,756     $31,259    $13,664
Without expense reimbursement and/or
  management fee waiver:**
  Net investment loss per share ...........                           $(0.07)
  Ratios:
  Expenses to average net assets ..........                             3.80%+
  Net investment loss to average net assets                            (2.27)%+


GLOBAL GROWTH
OPPORTUNITIES FUND

                                                           CLASS A                             CLASS B
                                             ----------------------------------   --------------------------------
                                             SIX MONTHS      YEAR      11/1/95*   SIX MONTHS     YEAR     4/22/96*
                                               ENDED        ENDED         TO         ENDED       ENDED       TO
                                              4/30/98      10/31/97    10/31/96     4/30/98    10/31/97   10/31/96
                                             ----------    --------    --------   ----------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ......     $9.20        $8.08       $7.14       $9.06       $8.02      $8.04
                                              -------      -------     -------      ------      ------     ------
Net investment loss .......................     (0.03)       (0.05)      (0.03)      (0.06)      (0.12)     (0.04)
Net realized and unrealized investment
gain ......................................      2.14         1.47        1.12        2.09        1.46       0.06
Net realized and unrealized loss from
foreign currency transactions .............     (0.13)       (0.30)      (0.15)      (0.13)      (0.30)     (0.04)
                                              -------      -------     -------      ------      ------     ------
Increase (Decrease) from
Investment Operations .....................      1.98         1.12        0.94        1.90        1.04      (0.02)
Dividends paid ............................        --           --          --          --          --         --
Distributions from net gain realized ......     (0.37)                                  --          --      (0.37)
                                              -------      -------     -------      ------      ------     ------

Net Increase (Decrease) in Net Asset Value       1.61         1.12        0.94        1.53        1.04      (0.02)
                                              -------      -------     -------      ------      ------     ------

Net Asset Value, End of Period ............    $10.81        $9.20       $8.08      $10.59       $9.06      $8.02
                                              =======      =======     =======      ======      ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ....     22.52%       13.86%      13.17%      21.96%      12.97%     (0.25)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............      1.67%+       1.69%       1.91%       2.43%+      2.45%      2.53%+
Net investment loss to average net assets .     (0.65)%+     (0.59)%     (0.53)%     (1.41)%+    (1.35)%    (1.13)%+
Portfolio turnover ........................     23.27%       79.32%      31.44%      23.27%      79.32%     31.44%+++
Net Assets, End of Period (000s omitted) ..   $118,303     $109,060    $107,509     $22,910     $19,311     $9,257

                                                          CLASS D
                                             ----------------------------------
                                              SIX MONTHS    YEAR      11/1/95*
                                                 ENDED      ENDED        TO
                                                4/30/98    10/31/97   10/31/96
                                             -----------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ......      $9.06       $8.02      $7.14
                                                ------      ------     ------
Net investment loss .......................      (0.06)      (0.12)     (0.09)
Net realized and unrealized investment
gain ......................................       2.09        1.46       1.12
Net realized and unrealized loss from
foreign currency transactions .............      (0.13)      (0.30)     (0.15)
                                                ------      ------     ------
Increase (Decrease) from
Investment Operations .....................       1.90        1.04       0.88
Dividends paid ............................         --          --         --
Distributions from net gain realized ......         --          --      (0.37)
                                                ------      ------     ------

Net Increase (Decrease) in Net Asset Value        1.53        1.04       0.88
                                                ------      ------     ------

Net Asset Value, End of Period ............     $10.59       $9.06      $8.02
                                                ======      ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ....      21.96%      12.97%     12.33%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............       2.43%+      2.45%      2.67%
Net investment loss to average net assets .      (1.41)%+    (1.35)%    (1.25)%
Portfolio turnover ........................      23.27%      79.32%     31.44%
Net Assets, End of Period (000s omitted) ..     $72,613     $64,300    $53,540

----------
See footnotes on page 82.

FINANCIAL HIGHLIGHTS

GLOBAL SMALLER COMPANIES FUND

                                                                                    CLASS A
                                                   ---------------------------------------------------------------------
                                                   SIX MONTHS                      YEAR ENDED OCTOBER 31,
                                                      ENDED       ------------------------------------------------------
                                                     4/30/98        1997        1996        1995        1994        1993
                                                     -------      -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .............    $15.62       $15.14      $13.90      $11.93       $9.98      $7.15
                                                     -------      -------     -------     -------     -------     ------
Net investment income (loss) .....................     (0.05)          --          --       (0.02)      (0.08)     (0.02)
Net realized and unrealized investment gain ......      2.67         1.61        2.38        2.24        1.57       3.07
Net realized and unrealized gain (loss)
from foreign currency transactions ...............     (0.26)       (0.40)      (0.18)       0.08        0.52      (0.20)
                                                     -------      -------     -------     -------     -------     ------
Increase from Investment Operations ..............      2.36         1.21        2.20        2.30        2.01       2.85
Dividends paid ...................................        --           --          --          --          --      (0.02)
Distributions from net gain realized .............     (0.63)       (0.73)      (0.96)      (0.33)      (0.06)        --
                                                     -------      -------     -------     -------     -------     ------
Net Increase in Net Asset Value ..................      1.73         0.48        1.24        1.97        1.95       2.83
                                                     -------      -------     -------     -------     -------     ------
Net Asset Value, End of Period ...................    $17.35       $15.62      $15.14      $13.90      $11.93      $9.98
                                                     =======      =======     =======     =======     =======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...........     15.81%        8.28%      16.95%      20.10%      20.28%     39.86%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................      1.66%+       1.67%       1.75%       1.83%       1.92%      1.98%
Net investment income (loss) to average net assets     (0.61)%+      0.02%       0.01%      (0.20)%     (0.77)%    (0.29)%
Portfolio turnover ...............................     22.83%       57.24%      45.38%      63.05%      62.47%     60.03%
Net Assets, End of Period (000s omitted) .........   $450,217     $434,397    $350,359    $102,479     $46,269    $20,703
Without management fee waiver and
expense reimbursement:**
  Net investment loss per share ..................                                                                $(0.18)
  Ratios:
  Expenses to average net assets .................                                                                  3.90%
  Net investment loss to average net assets ......                                                                 (2.21)%

                                                           CLASS B                    CLASS D
                                            ------------------------------------    ----------
                                            SIX MONTHS      YEAR       4/22/96*     SIX MONTHS
                                               ENDED        ENDED         TO           ENDED
                                              4/30/98      10/31/97    10/31/96       4/30/98
                                              -------      -------     -------        -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ......    $15.04       $14.72      $14.44         $15.05
                                              -------      -------     -------        -------
Net investment loss .......................     (0.10)       (0.11)      (0.06)         (0.10)
Net realized and unrealized investment gain      2.57         1.56        0.33           2.56
Net realized and unrealized gain (loss)
from foreign currency transactions ........     (0.26)       (0.40)       0.01          (0.26)
                                              -------      -------     -------        -------
Increase from Investment Operations .......      2.21         1.05        0.28           2.20
Dividends paid ............................        --           --          --             --
Distributions from net gain realized ......     (0.63)       (0.73)         --          (0.63)
                                              -------      -------     -------        -------
Net Increase in Net Asset Value ...........      1.58         0.32        0.28           1.57
                                              -------      -------     -------        -------
Net Asset Value, End of Period ............    $16.62       $15.04      $14.72         $16.62
                                              =======      =======     =======        =======
TOTAL RETURN BASED ON NET ASSET VALUE: ....     15.40%        7.39%       1.94%         15.33%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............      2.42%+       2.43%       2.54%+         2.42%+
Net investment loss to average net assets .     (1.37)%+     (0.74)%     (0.80)%+       (1.37)%+
Portfolio turnover ........................     22.83%       57.24%      45.38%+++      22.83%
Net Assets, End of Period (000s omitted) ..   $280,364     $247,600    $103,968       $374,249
Without management fee waiver and
expense reimbursement:**
  Net investment loss per share ...........
  Ratios:
  Expenses to average net assets ..........
  Net investment loss to average net assets

                                                                   CLASS D
                                            ----------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,             5/3/93*
                                            -----------------------------------------       TO
                                              1997        1996        1995       1994    10/31/93
                                            -------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ......  $14.72      $13.63     $11.80      $9.94      $8.52
                                            -------     -------     ------     ------     ------
Net investment loss .......................   (0.11)      (0.11)     (0.12)     (0.16)     (0.05)
Net realized and unrealized investment gain    1.57        2.34       2.20       1.57       1.60
Net realized and unrealized gain (loss)
from foreign currency transactions ........   (0.40)      (0.18)      0.08       0.51      (0.13)
                                            -------     -------     ------     ------     ------
Increase from Investment Operations .......    1.06        2.05       2.16       1.92       1.42
Dividends paid ............................      --          --         --         --         --
Distributions from net gain realized ......   (0.73)      (0.96)     (0.33)     (0.06)        --
                                            -------     -------     ------     ------     ------
Net Increase in Net Asset Value ...........    0.33        1.09       1.83       1.86       1.42
                                            -------     -------     ------     ------     ------
Net Asset Value, End of Period ............  $15.05      $14.72     $13.63     $11.80      $9.94
                                            =======     =======     ======     ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ....    7.47%      16.14%     19.11%     19.45%     16.67%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............    2.43%       2.51%      2.61%      2.70%      2.75%+
Net investment loss to average net assets .   (0.74)%     (0.75)%    (0.97)%    (1.53)%    (1.35)%+
Portfolio turnover ........................   57.24%      45.38%     63.05%     62.47%     60.03%++
Net Assets, End of Period (000s omitted) .. $370,625    $285,477    $85,548    $38,317    $10,344
Without management fee waiver and
expense reimbursement:**
  Net investment loss per share ...........                                               $(0.11)
  Ratios:
  Expenses to average net assets ..........                                                 4.25%+
  Net investment loss to average net assets                                                (2.85)%+

----------
See footnotes on page 82.

FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND

                                                                         CLASS A
                                               ------------------------------------------------------------
                                               SIX MONTHS         YEAR ENDED OCTOBER 31,           5/23/94*
                                                  ENDED       -------------------------------        TO
                                                 4/30/98        1997        1996        1995      10/31/94
                                                 -------      -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .........    $15.14       $11.31      $13.05       $8.37      $7.14
                                                 -------      -------     -------     -------     ------
Net investment loss ..........................     (0.07)       (0.16)      (0.08)      (0.10)     (0.01)
Net realized and unrealized investment
gain (loss) ..................................      2.17         4.06       (0.92)       4.90       1.08
Net realized and unrealized gain (loss) from
foreign currency transactions ................     (0.09)       (0.07)       0.05       (0.05)      0.16
                                                 -------      -------     -------     -------     ------
Increase (Decrease) from Investment Operations      2.01         3.83       (0.95)       4.75       1.23
Dividends paid ...............................        --           --       (0.02)         --         --
Distributions from net gain realized .........     (2.32)          --       (0.77)      (0.07)        --
                                                 -------      -------     -------     -------     ------
Net Increase (Decrease) in Net Asset Value ...     (0.31)        3.83       (1.74)       4.68       1.23
                                                 -------      -------     -------     -------     ------
Net Asset Value, End of Period ...............    $14.83       $15.14      $11.31      $13.05      $8.37
                                                 =======      =======     =======     =======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: .......     15.57%       33.86%      (7.33)%     57.31%     17.23%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............      1.67%+       1.67%       1.75%       1.91%      2.00%+
Net investment loss to average net assets ....     (1.12)%+     (1.10)%     (0.74)%     (0.89)%    (0.45)%+
Portfolio turnover ...........................     25.87%       94.06%      73.00%      87.42%     29.20%
Net Assets, End of Period (000s omitted) .....   $616,166     $583,257    $499,858    $447,732    $50,719
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share ..............                                                    $(0.02)
  Ratios:
  Expenses to average net assets .............                                                      2.18%+
  Net investment loss to average net assets ..                                                     (0.63)%+


                                                              CLASS B                     CLASS D
                                               -----------------------------------      ----------
                                               SIX MONTHS       YEAR      4/22/96*      SIX MONTHS
                                                  ENDED        ENDED         TO           ENDED
                                                 4/30/98      10/31/97    10/31/96       4/30/98
                                                 -------      -------     -------        --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .........    $14.73       $11.09      $11.47          $14.73
                                                 -------      -------     -------        --------
Net investment loss ..........................     (0.12)       (0.26)      (0.08)          (0.12)
Net realized and unrealized investment
gain (loss) ..................................      2.11         3.97       (0.39)           2.09
Net realized and unrealized gain (loss)
from foreign currency transactions ...........     (0.09)       (0.07)       0.09           (0.09)
                                                 -------      -------     -------        --------
Increase (Decrease) from Investment Operations      1.90         3.64       (0.38)           1.88
Dividends paid ...............................        --           --          --              --
Distributions from net gain realized .........     (2.32)          --          --           (2.32)
                                                 -------      -------     -------        --------
Net Increase (Decrease) in Net Asset Value ...     (0.42)        3.64       (0.38)          (0.44)
                                                 -------      -------     -------        --------
Net Asset Value, End of Period ...............    $14.31       $14.73      $11.09          $14.29
                                                 =======      =======     =======        ========
TOTAL RETURN BASED ON NET ASSET VALUE: .......     15.20%       32.82%      (3.31)%         15.05%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............      2.43%+       2.42%       2.51%+          2.43%+
Net investment loss to average net assets ....     (1.88)%+     (1.85)%     (1.40)%+        (1.88)%+
Portfolio turnover ...........................     25.87%       94.06%      73.00%+++       25.87%
Net Assets, End of Period (000s omitted) .....    $68,514      $53,046     $18,840        $247,562
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share ..............
  Ratios:
  Expenses to average net assets .............
  Net investment loss to average net assets ..

                                                                  CLASS D
                                               -----------------------------------------------
                                                       YEAR ENDED OCTOBER 31,         5/23/94*
                                               ----------------------------------        TO
                                                 1997         1996         1995       10/31/94
                                               --------     --------     --------     ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .........   $11.09       $12.89        $8.34      $7.14
                                               --------     --------     --------     ------
Net investment loss ..........................    (0.26)       (0.17)       (0.18)     (0.04)
Net realized and unrealized investment
gain (loss) ..................................     3.97        (0.91)        4.85       1.08
Net realized and unrealized gain (loss)
from foreign currency transactions ...........    (0.07)        0.05        (0.05)      0.16
                                               --------     --------     --------     ------
Increase (Decrease) from Investment Operations     3.64        (1.03)        4.62       1.20
Dividends paid ...............................       --           --           --         --
Distributions from net gain realized .........       --        (0.77)       (0.07)        --
                                               --------     --------     --------     ------
Net Increase (Decrease) in Net Asset Value ...     3.64        (1.80)        4.55       1.20
                                               --------     --------     --------     ------
Net Asset Value, End of Period ...............   $14.73       $11.09       $12.89      $8.34
                                               ========     ========     ========     ======
TOTAL RETURN BASED ON NET ASSET VALUE: .......    32.82%       (8.07)%      55.95%     16.81%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............     2.42%        2.52%        2.66%      2.75%+
Net investment loss to average net assets ....    (1.85)%      (1.50)%      (1.63)%    (1.22)%+
Portfolio turnover ...........................    94.06%       73.00%       87.42%     29.20%
Net Assets, End of Period (000s omitted) .....  $232,882     $197,412     $161,622     $6,499
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share ..............                                        $(0.06)
  Ratios:
  Expenses to average net assets .............                                          3.36%+
  Net investment loss to average net assets ..                                         (1.83)%+

----------
*   Commencement of operations.
** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
(a) Amount less than $0.01.
+   Annualized.
++  For the year ended October 31, 1993.
+++ For the year ended October 31, 1996.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Henderson Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund Series of Seligman Henderson Global Fund Series, Inc. as of April 30, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of April 30, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
June 5, 1998


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

BOARD OF DIRECTORS

John R. Galvin (2)
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman (3)
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson (2)
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow (2)
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Trustee, The New York and Presbyterian Hospital

Betsy S. Michel (2)
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris (1)
Chairman
Chairman of the Board, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney (3)
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan (3)
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz
Managing Director and Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer (3)
Retired Vice President, Pfizer Inc.

James N. Whitson (2)
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino (1)
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

Director Emeritus
Fred E. Brown
Director and Consultant, J. & W. Seligman & Co. Incorporated

----------------
Member:  (1) Executive Committee
         (2) Audit Committee
         (3) Director Nominating Committee


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

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Brian Ashford-Russell
Vice President

Peter Bassett
Vice President

Iain C. Clark
Vice President

Nitin Mehta
Vice President

Arsen Mrakovcic
Vice President

Marion S. Schultheis
Vice President

Lawrence P. Vogel
Vice President

Paul H. Wick
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

Subadviser
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

Important Telephone Numbers
(800) 221-2450  Shareholder Services

(800) 445-1777  Retirement
                Plan Services

(212) 682-7600  Outside the
                Continental
                United States

(800) 622-4597  24-Hour Automated
                Telephone Access
                Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Load (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1997 Mutual Fund Fact Book.

BENCHMARKS

Lipper Emerging Markets Funds Average:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average was comprised of 129 mutual funds at April 30, 1998.

Lipper International Funds Average:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average was comprised of 424 mutual funds at April 30, 1998.

Lipper Global Funds Average:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average was comprised of 191 mutual funds at April 30, 1998.

Lipper Science & Technology Funds Average:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average was comprised of 74 mutual funds at April 30, 1998.

Lipper Global Small Cap Funds Average:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US $1 billion at the time of purchase. This average was comprised of 32 mutual funds at April 30, 1998.

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCIEAFE Index):
This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI World Index:
This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI Emerging Markets Free Index:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

Salomon Brothers World Extended Market Index:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Brothers World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 22 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US $100 million.

----------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Salomon Brothers Incorporated.

  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of
     Seligman Henderson Global Fund Series, Inc., which contains information about the sales charges, management fees, and other costs. Please read the prospectus carefully before investing or sending money.

                        SELIGMAN FINANCIAL SERVICES, INC.

                                 an affiliate of

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED

                                ESTABLISHED 1864

                       100 Park Avenue, New York, NY 10017

EQF3 4/98                               [RECYCLE LOGO] Printed on Recycled Paper